AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 27, 2000

                                                              FILE NO. 33-65137
                                                              FILE NO. 811-7455
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM N-1A
                             REGISTRATION STATEMENT
                                    UNDER THE
                             SECURITIES ACT OF 1933

                         PRE-EFFECTIVE AMENDMENT NO.                        [ ]
                       POST-EFFECTIVE AMENDMENT NO. 9                       |X|

                                     AND/OR
                             REGISTRATION STATEMENT
                                    UNDER THE

                       INVESTMENT COMPANY ACT OF 1940                       [ ]
                              AMENDMENT NO. 10                              |X|

                        (CHECK APPROPRIATE BOX OR BOXES)

                            ------------------------
                              PHOENIX-SENECA FUNDS
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                            ------------------------


             909 MONTGOMERY STREET, SAN FRANCISCO, CALIFORNIA 94133

               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (415) 677-1500
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                            ------------------------


                               PAMELA S. SINOFSKY
                 ASSISTANT VICE PRESIDENT AND ASSISTANT COUNSEL
                        PHOENIX INVESTMENT PARTNERS, LTD.
                               56 PROSPECT STREET
                        HARTFORD, CONNECTICUT 06115-0479

                     (NAME AND ADDRESS OF AGENT FOR SERVICE)



 It is proposed that this filing will become effective (check appropriate box):
 [ ] immediately upon filing pursuant to paragraph (b)
 [ ] on        pursuant to paragraph (b)
 |X| 60 days after filing pursuant to paragraph (a)(1)
 [ ] on        or at such later date as the Commission shall order pursuant to paragraph (a)(3)
 [ ] 75 days after filing pursuant to paragraph (a)(2)
 [ ] on        pursuant to paragraph (a)(2) of Rule 485.
 If appropriate, check the following box:

 [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


================================================================================

                              PHOENIX SENECA FUNDS


                  CROSS REFERENCE SHEET PURSUANT TO RULE 495(a)


                                     PART A
                       INFORMATION REQUIRED IN PROSPECTUS


ITEM NUMBER FORM N-1A, PART A                                           PROSPECTUS CAPTION
-----------------------------                                           ------------------

1.     Front and Back Cover Pages...............................        Cover Page, Back Cover Page
2.     Risk/Return Summary: Investments, Risks, Performance.....        Investment Risk and Return Summary
3.     Risk/Return Summary: Fee Table...........................        Fund Expenses

4.     Investment Objectives, Principal Investment Strategies,          Investment Risk and Return Summary; Additional
       and Related Risks........................................        Investment Techniques

5.     Management's Discussion of Fund Performance..............        Performance Tables
6.     Management, Organization, and Capital Structure..........        Management of the Fund
7.     Shareholder Information..................................        Pricing of Fund Shares; Sales Charges;
                                                                        Your Account; How to Buy Shares; How to Sell
                                                                        Shares; Things to Know When Selling Shares;
                                                                        Account Policies; Investor Services; Tax Status of
                                                                        Distributions
8.     Distribution Arrangements................................        Sales Charges
9.     Financial Highlights Information.........................        Financial Highlights

                                     PART B
           INFORMATION REQUIRED IN STATEMENT OF ADDITIONAL INFORMATION

ITEM NUMBER FORM N-1A, PART B                                           STATEMENT OF ADDITIONAL INFORMATION CAPTION
-----------------------------                                           -------------------------------------------

10.    Cover Page and Table of Contents.........................        Cover Page, Table of Contents
11.    Fund History.............................................        The Trust
12.    Description of the Fund and Its Investment Risks.........        Investment Objectives and Policies; Investment
                                                                        Restrictions
13.    Management of the Fund...................................        Management of the Trust
14.    Control Persons and Principal Holders of Securities......        Management of the Trust
15.    Investment Advisory and Other Services...................        Advisory and Administrative Services;
                                                                        The Distributor; Distribution Plans; Other
                                                                        Information
16.    Brokerage Allocation and Other Practices.................        Portfolio Brokerage; Portfolio Turnover
17.    Capital Stock and Other Securities......................         Other Information
18.    Purchase, Redemption, and Pricing of Shares..............        Net Asset Value; How to Buy Shares;
                                                                        Investor Account Services, How to Redeem Shares
19.    Taxation of the Fund.....................................        Dividends, Distributions and Taxes
20.    Underwriters.............................................        The Distributor
21.    Calculation of Performance Data..........................        Calculation of the Funds' Performance
22.    Financial Statements.....................................        Financial Statements

        INFORMATION REQUIRED TO BE INCLUDED IN PART C IS SET FORTH UNDER
  THE APPROPRIATE ITEM, SO NUMBERED, IN PART C OF THIS REGISTRATION STATEMENT.

                      TABLE OF CONTENTS
--------------------------------------------------------------------------------

                      Phoenix-Seneca Bond Fund
                         Investment Risk and Return Summary................   1
                         Fund Expenses.....................................   4
                      Phoenix-Seneca Mid-Cap "EDGE"(SM) Fund
                         Investment Risk and Return Summary................   6
                         Fund Expenses.....................................   9
                      Phoenix-Seneca Real Estate Securities Fund
                         Investment Risk and Return Summary................  11
                         Fund Expenses.....................................  15
                      Additional Investment Techniques.....................  17
                      Management of the Funds..............................  19
                      Pricing of Fund Shares...............................  22
                      Sales Charges........................................  23
                      Your Account.........................................  25
                      How to Buy Shares....................................  27
                      How to Sell Shares...................................  27
                      Things You Should Know When Selling Shares...........  28
                      Account Policies.....................................  29
                      Investor Services....................................  30
                      Tax Status of Distributions..........................  31
                      Financial Highlights.................................  32
                      Additional Information...............................  40

[triangle] Phoenix-
           Seneca
           Funds

PHOENIX-SENECA BOND FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES

Phoenix-Seneca Bond Fund has an investment objective of high total return from both current income and capital appreciation. There is no guarantee that the fund will achieve its objective.

PRINCIPAL INVESTMENT STRATEGIES

[arrow] The fund invests in a diversified portfolio of debt securities, primarily corporate bonds, that may be either publicly-traded or privately-placed.


[arrow] Under normal circumstances, the fund invests at least 65% of its assets in bonds which are rated at the time of investment Baa3 or higher by Moody's Investors Service or BBB- or higher by Standard and Poor's Corporation. However, the fund may invest in high yield-high risk securities.


[arrow] The adviser manages the fund's investment program and general operation of the fund and the subadviser manages the investments of the fund. The subadviser uses a value-driven style that focuses on issue and sector selection, measured interest rate anticipation and trading opportunities.

[arrow] Securities selected for fund investment may be of any maturity or duration. Normally the fund maintains a dollar-weighted average maturity of between two and ten years and a dollar-weighted average duration of between two and eight years. During periods of rising interest rates, the subadviser may shorten the portfolio's average maturity to reduce the effect of bond price declines on the fund's net asset value. Conversely, when interest rates are falling and bond prices rising, the fund may lengthen its average maturity. Sales of securities can result from anticipated changes in interest rates, changes in the creditworthiness of issuers, or general financial or market developments.

Temporary Defensive Strategy: When the subadviser determines that market conditions warrant, the fund may invest without limit in cash and cash equivalents. In such instances, the fund may not achieve its stated objective.

Please see "Additional Investment Techniques" for other investment techniques of the fund.

                                                      Phoenix-Seneca Bond Fund 1

PRINCIPAL RISKS

If you invest in this fund, you risk that you may lose your investment.

GENERAL

The value of your shares and the level of income you receive are subject to risks associated with the types of securities selected for fund investment. Neither the fund nor the adviser can assure you that a particular level of income will consistently be achieved or that the value of the fund's investments that supports your share value will increase. If the value of fund investments decreases, your share value will decrease.

CREDIT RISK

Credit risk pertains to the issuer's ability to make scheduled interest or principal payments. Generally, the lower the credit rating of a security the greater chance that the issuer will be unable to make such payments when due. Credit risk is determined at the date of investment. If after the date of purchase the rating declines, the fund is not obligated to sell the security.

HIGH YIELD FIXED INCOME SECURITIES

High yield securities (junk bonds) typically entail greater price volatility and principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high yield securities may be complex, and as a result, it may be more difficult for the subadviser to accurately predict risk.

INTEREST RISK RATE

Interest rate trends can have an effect on the value of your shares. If interest rates rise, the value of debt securities generally will fall. Because the fund may hold securities with longer maturities, the net asset value of the fund may experience greater price fluctuations in response to changes in interest rates than funds that hold only securities with short-term maturities. Prices of longer-term securities are affected more by interest rate changes than prices of shorter-term securities.

2 Phoenix-Seneca Bond Fund

PERFORMANCE TABLES

The bar chart and table below provide some indication of the risks of investing in the Phoenix-Seneca Bond Fund. The bar chart shows changes in the fund's Class X Shares performance from year to year over the life of the fund.(1) The table shows how the fund's average annual returns for one year and for the life of the fund compare to those of a broad-based securities market index. The fund's past performance is not necessarily an indication of how the fund will perform in the future.

CALENDAR YEAR   ANNUAL RETURN (%)
    1997            12.83
    1998             7.66
    1999             1.57

[GRAPHIC OMITTED]


(1) The fund's average annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the period shown in the chart above, the highest return for a quarter was 4.23% (quarter ending December 31, 1997) and the lowest return for a quarter was (0.19)% (quarter ending June 30,
1999). Year-to-date performance (through June 30, 2000) was 2.94%.


 ----------------------------------------------------------------------------------------------------------------
    Average Annual Total Returns                  One                       Life of the Fund(2)
    (for the periods ending 12/31/99)(1)          Year         -----------------------------------------------
                                                               Class X      Class A      Class B       Class C
 ----------------------------------------------------------------------------------------------------------------
    Class X Shares                               1.57%         7.55%         --           --            --
 ----------------------------------------------------------------------------------------------------------------
    Class A Shares                              (4.25%)         --         (1.11%)        --            --
 ----------------------------------------------------------------------------------------------------------------
    Class B Shares                              (3.99%)         --           --         (1.07%)         --
 ----------------------------------------------------------------------------------------------------------------
    Class C Shares                              (0.19%)         --           --           --           1.42%
 ----------------------------------------------------------------------------------------------------------------
    Lehman Aggregate Bond Index(3)              (0.83%)        5.68%        2.41%        2.41%         2.41%
 ----------------------------------------------------------------------------------------------------------------

(1) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class B and Class C Shares.

(2) Class X Shares since March 8, 1996; Class A, Class B and Class C Shares since July 1, 1998.

(3) The Lehman Aggregate Bond Index is an unmanaged index considered to be representative of the bond market. The Index does not reflect sales charges.

                                                      Phoenix-Seneca Bond Fund 3

FUND EXPENSES
--------------------------------------------------------------------------------
This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                            CLASS X       CLASS A       CLASS B       CLASS C
                                                            SHARES        SHARES        SHARES        SHARES
                                                            -------       -------       -------       -------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
INVESTMENT)
Maximum Sales Charge (load) Imposed on Purchases (as a
percentage of offering price)                                 None         4.75%          None         None
Maximum Deferred Sales Charge (load) (as a percentage of      None          None         5%(b)         1%(c)
the lesser of the value redeemed or the amount invested)
Maximum Sales Charge (load) Imposed on Reinvested Dividends   None          None          None         None
Redemption Fee                                                None          None          None         None
Exchange Fee                                                  None          None          None         None
                                                         --------------------------------------------------------

                                                            CLASS X       CLASS A       CLASS B       CLASS C
                                                             SHARES        SHARES        SHARES       SHARES
                                                            -------       -------       -------       -------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)
Management Fees                                              0.50%         0.50%         0.50%         0.50%
Distribution and Service (12b-1) Fees(d)                      None         0.25%         1.00%         1.00%
Other Expenses                                               0.63%         3.33%         4.17%         8.00%
                                                            -------       -------       -------       -------
TOTAL ANNUAL FUND OPERATING EXPENSES(a)                      1.13%         4.08%         5.67%         9.50%
                                                            =======       =======       =======       =======


(a) The fund's investment adviser has agreed to reimburse through January 31, 2001 the Phoenix-Seneca Bond Fund's operating expenses to the extent that such expenses exceed 0.90% for Class X Shares, 1.15% for Class A Shares and 1.90% for Class B and Class C Shares. Prior to July 1, 1999 the fund's investment adviser had agreed to reimburse the fund's operating expenses to the extent that such expenses exceeded 1.85% for Class X Shares, 2.45% for Class A Shares and 3.20% for Class B and Class C Shares. Total Annual Fund Operating Expenses after expense reimbursement (if applicable) were: 1.06% for Class X shares, 1.88% for Class A Shares, 2.62% for Class B Shares and 2.91% for Class C Shares.

(b) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.

(c) The maximum deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(d) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

4 Phoenix-Seneca Bond Fund

-----------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
-----------------------------------------------------------------------------------------------------------------
   Class X                      $115                  $359                   $622                 $1,375
-----------------------------------------------------------------------------------------------------------------
   Class A                      $865                 $1,657                 $2,463                $4,545
-----------------------------------------------------------------------------------------------------------------
   Class B                      $965                 $1,884                 $2,788                $5,197
-----------------------------------------------------------------------------------------------------------------
   Class C                     $1,029                $2,662                 $4,244                $7,615
-----------------------------------------------------------------------------------------------------------------


You would pay the following expenses if you did not redeem your shares:

-----------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
-----------------------------------------------------------------------------------------------------------------
   Class B                      $565                 $1,684                 $2,788                $5,197
-----------------------------------------------------------------------------------------------------------------
   Class C                      $929                 $2,662                 $4,244                $7,615
-----------------------------------------------------------------------------------------------------------------


Note: Your actual expenses may be lower than those shown in the tables above since the expense levels used to calculate the figures shown do not include the reimbursement of expenses over certain levels by the fund's investment adviser. Refer to the section "Management of the Funds" for information about expense reimbursement.

                                                      Phoenix-Seneca Bond Fund 5

PHOENIX-SENECA MID-CAP "EDGE"(SM) FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE

Phoenix-Seneca Mid-Cap "EDGE"(SM) Fund has an investment objective of capital appreciation. There is no guarantee that the fund will achieve its objective.

PRINCIPAL INVESTMENT STRATEGIES

[arrow] Under normal circumstances, the fund invests at least 65% of its total assets in common stocks of companies with market capitalizations between $500 million and $10 billion. The fund may at times have significant investments in companies with higher or lower market capitalizations.


[arrow] The subadviser uses a screening process to select stocks of companies that it believes are:

         o  growing earnings at accelerated rates;

         o  producing quality, sustainable earnings;

         o  reasonably valued relative to their growth rate and to the market;

         o  well managed; and

         o have potential to exceed earnings expectations (so called "earnings surprisers").

[arrow]  Stocks are reviewed for sale if:

         o  earnings reports disappoint;

         o  valuation levels reach the top of their historic levels; or

         o  earnings momentum peaks.

[arrow] The fund may invest in both U.S. and foreign (non-U.S.) stocks of any type, with any capitalization and from any industry.

[arrow]  Any income derived from investments will be incidental.

[arrow] The subadviser's investment strategy may result in a higher portfolio turnover rate for the fund. High portfolio turnover rates may increase costs to the fund, may negatively affect fund performance, and may increase capital gains distributions, resulting in greater tax liability to you.


[arrow] To enable the fund to invest effectively in companies with small to medium market capitalizations, the fund will not offer shares to the public when the net assets of the fund exceed $500 million dollars. This limit is subject to change.

6 Phoenix-Seneca Mid-Cap "EDGE"(SM) Fund

Temporary Defensive Strategy: When the subadviser determines that market conditions warrant, the fund may invest without limit in cash and cash equivalents. In such instances, the fund may not achieve its stated objective.

Please see "Additional Investment Techniques" for other investment techniques of the fund.


PRINCIPAL RISKS

If you invest in this fund, you risk that you may lose your investment.

GENERAL

The value of the fund's investments that supports your share value can decrease as well as increase. If between the time you purchase shares and the time you sell shares the value of the fund's investments decreases, you will lose money.

Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected and investments may fail to perform as the adviser expects. As a result, the value of your shares may decrease.


FOREIGN INVESTING

Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than U.S. dollars that will fluctuate in value as a result of changes in the currency exchange rate.

GROWTH STOCKS

Because growth stocks typically make little or no dividend payments to shareholders, investment return is based on a stock's capital appreciation, making return more dependent on market increases and decreases. Growth stocks are therefore more volatile than non-growth stocks to market changes, tending to rise faster when markets rise and drop more sharply when markets fall.


LIMITED NUMBER OF INVESTMENTS

Conditions which negatively affect securities in the portfolio will have a greater impact on the fund as compared to a fund that holds a greater number of security positions. In addition, the fund may be more sensitive to changes in the market value of a single issuer in its portfolio and therefore the value of your shares may be more volatile.


SMALL AND MEDIUM CAPITALIZATIONS

Companies with smaller capitalizations are often companies with a limited operating history or companies in industries that have recently emerged due to cultural, economic, regulatory or

                                        Phoenix-Seneca Mid-Cap "EDGE"(SM) Fund 7
technological developments. Such developments can have a significant impact or negative effect on small and medium capitalization companies and their stock performance and can make investment returns highly volatile. Product lines are often less diversified and subject to competitive threats. Smaller capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.

PERFORMANCE TABLES


The bar chart and table below provide some indication of the risks of investing in the Phoenix Mid-Cap "EDGE"(SM) Fund. The bar chart shows changes in the fund's Class A Shares performance from year to year over the life of the fund.(1) The table shows how the fund's average annual returns for one year and for the life of the fund compare to those of a broad-based securities market index. The fund's past performance is not necessarily an indication of how the fund will perform in the future.


CALENDAR YEAR   ANNUAL RETURN (%)
    1997            16.22
    1998            29.21
    1999            44.58

[GRAPHIC OMITTED]

(1) The fund's average annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the period shown in the chart above, the highest return for a quarter was 44.83% (quarter ending December 31, 1999) and the lowest return for a quarter was (19.35)% (quarter ending September 30, 1998). Year-to-date performance (through June 30, 2000) was 22.68%.



 --------------------------------------------------------------------------------------------------------------
    Average Annual Total Returns                         One                  Life of the Fund(2)
    (for the periods ending 12/31/99)(1)                Year       ----------------------------------------
                                                                   Class X    Class A    Class B    Class C
 --------------------------------------------------------------------------------------------------------------
    Class X Shares                                     45.26%      34.27%       --         --         --
 --------------------------------------------------------------------------------------------------------------
    Class A Shares(3)                                  36.27%        --       31.66%       --         --
 --------------------------------------------------------------------------------------------------------------
    Class B Shares                                     39.11%        --         --       29.51%       --
 --------------------------------------------------------------------------------------------------------------
    Class C Shares                                     43.12%        --         --         --        31.80%
 --------------------------------------------------------------------------------------------------------------
    S&P Mid-Cap 400 Index(4)                           14.72%      21.22%     21.22%     15.31%      15.31%
 --------------------------------------------------------------------------------------------------------------

(1) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption of the fund's Class B and Class C Shares.

(2) Class X and Class A Shares since March 8, 1996; Class B and Class C Shares since July 1, 1998.

(3) Class A Share performance has been restated to reflect the deduction of the current maximum sales charge.


(4) The S&P MidCap 400 Index is a capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market where the median capitalization is approximately $700 million. The Index does not reflect sales charges.


8 Phoenix-Seneca Mid-Cap "EDGE"(SM) Fund

FUND EXPENSES
--------------------------------------------------------------------------------


This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                            CLASS X       CLASS A       CLASS B       CLASS C
                                                             SHARES        SHARES        SHARES        SHARES
                                                            -------       -------       -------       -------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
INVESTMENT)
Maximum Sales Charge (load) Imposed on Purchases (as a
percentage of offering price)                                 None         5.75%          None          None
Maximum Deferred Sales Charge (load) (as a percentage of      None          None         5%(b)         1%(c)
the lesser of the value redeemed or the amount invested)
Maximum Sales Charge (load) Imposed on Reinvested Dividends   None          None          None          None
Redemption Fee                                                None          None          None          None
Exchange Fee                                                  None          None          None          None
                                                         ---------------------------------------------------------

                                                            CLASS X       CLASS A       CLASS B       CLASS C
                                                             SHARES        SHARES        SHARES        SHARES
                                                            -------       -------       -------       -------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)
Management Fees                                              0.80%         0.80%         0.80%         0.80%
Distribution and Service (12b-1) Fees(d)                      None         0.25%         1.00%         1.00%
Other Expenses                                               1.16%         1.46%         4.53%         7.23%
                                                            -----         -----         -----         -----
TOTAL ANNUAL FUND OPERATING EXPENSES(A)                      1.96%         2.51%         6.33%         9.03%
                                                            =====         =====         =====         =====


(a) The fund's investment adviser has agreed to reimburse through January 31, 2001 the Phoenix-Seneca Mid-Cap "EDGE"(SM) Fund's operating expenses to the extent that such expenses exceed 1.15% for Class X Shares, 1.40% for Class A Shares and 2.15% for Class B and Class C Shares. Prior to January 28, 2000, the fund's investment adviser had agreed to reimburse the fund's operating expenses to the extent that such expenses exceeded 2.10% for Class X Shares, 2.70% for Class A Shares and 3.45% for Class B and Class C Shares. Total Annual Fund Operating Expenses, after expense reimbursement (if applicable), were: 1.96% for Class X Shares, 2.51% for Class A Shares, 3.45% for Class B Shares and 3.45% for Class C Shares.

(b) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.

(c) The maximum deferred sales charge is imposed on Class C Shares redeemed during the first year only.


(d) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").



EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                        Phoenix-Seneca Mid-Cap "EDGE"(SM) Fund 9

-----------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR               3 YEARS                5 YEARS               10 YEARS
-----------------------------------------------------------------------------------------------------------------
   Class X                      $199                  $615                  $1,057                $2,285
-----------------------------------------------------------------------------------------------------------------
   Class A                      $815                 $1,312                 $1,834                $3,257
-----------------------------------------------------------------------------------------------------------------
   Class B                     $1,029                $2,061                 $3,061                $5,265
-----------------------------------------------------------------------------------------------------------------
   Class C                      $985                 $2,549                 $4,082                $7,404
-----------------------------------------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:


-----------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
-----------------------------------------------------------------------------------------------------------------
   Class B                      $629                 $1,861                 $3,061                $5,265
-----------------------------------------------------------------------------------------------------------------
   Class C                      $885                 $2,549                 $4,082                $7,404
-----------------------------------------------------------------------------------------------------------------

Note: Your actual expenses may be lower than those shown in the tables above since the expense levels used to calculate the figures shown do not include the reimbursement of expenses over certain levels by the fund's investment adviser. Refer to the section "Management of the Fund" for information about expense reimbursement.

10 Phoenix-Seneca Mid-Cap "EDGE"(SM) Fund

PHOENIX-SENECA REAL ESTATE SECURITIES FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE

Phoenix-Seneca Real Estate Securities Fund has an investment objective of high total return in both current income and long-term capital appreciation. There is no guarantee that the fund will achieve its objective.

PRINCIPAL INVESTMENT STRATEGIES

[arrow] Under normal circumstances, the fund invests at least 65% of its total assets in equity and debt securities of issuers that are principally engaged in real estate or related industry businesses in the United States. An issuer is considered principally engaged in such business if at least 50% of the issuer's assets or income is attributable to ownership, construction, management or sale of real estate in the United States or to products or services related to the real estate industry. The fund may concentrate its assets in real estate related industries. The fund, however, does not make direct investments in real estate.


[arrow] The adviser manages the fund's investment program and general operation of the fund and the subadviser manages the investments of the fund. The fund focuses its investments in common stocks of real estate investment trusts (REITs) but may invest in debt securities of REITs, as well as common stocks of issuers. Generally REITs are publicly-traded companies that manage portfolios of real estate to earn profits for shareholders through investments in commercial and residential real estate. Equity REITs own real estate directly. Mortgage REITs make short-term construction or real estate development loans or invest in long-term mortgages or mortgage pools.

[arrow] The fund may invest in equity and debt securities outside the real estate industry or related businesses.


Temporary Defensive Strategy: When the subadviser determines that market conditions warrant, the fund may invest without limit in cash and cash equivalents. In such instances, the fund may not achieve its stated objective.

Please see "Additional Investment Techniques" for other investment techniques of the fund.

                                   Phoenix-Seneca Real Estate Securities Fund 11

PRINCIPAL RISKS

If you invest in this fund, you risk that you may lose your investment.

GENERAL

The value of the fund's investments that supports your share value can decrease as well as increase. If between the time you purchase shares and the time you sell shares the value of the fund's investments decreases, you will lose money.

Investment values can decrease for a number of reasons. Conditions affecting the overall economy, the real estate industry and specific companies in which the fund invests can be worse than expected and investments may fail to perform as the adviser expects. As a result, the value of your shares may decrease.

INDUSTRY CONCENTRATION

Concentrating its investments in the real estate industry presents additional risk. Securities of companies in other industries may provide greater investment return in certain market conditions as compared to companies in the real estate industry. Moreover, conditions that negatively impact the real estate industry will have a greater impact on this fund as compared to a fund that does not concentrate in one industry.

The value of investments in issuers that hold real estate may be affected by changes in the values of real properties owned by the issuers. Likewise, investments in businesses related to the real estate industry may also be affected by the value of real estate generally or in particular geographical areas in which the businesses operate. A decline in real estate value may have a negative impact on the value of your shares.

Interest rates also can be a significant factor for issuers that hold real estate and those in related businesses. Increases in interest rates can cause or contribute to declines in real estate prices and can cause "slowdowns" in such related businesses as real estate sales and constructions.

NON-DIVERSIFICATION

As a non-diversified investment company, the fund is not limited in the proportion of assets that it may invest in the securities of any one issuer. Diversifying a fund's portfolio can reduce the risks of investing. As a non-diversified investment company, the fund may be subject to greater risk since it can invest a greater proportion of its assets in the securities of a small number of issuers. If the fund takes concentrated positions in a small number of issuers, changes in the price of those securities may cause the fund's return to fluctuate more than that of a diversified investment company.

REIT SECURITIES

REIT securities often are not diversified and may only finance a limited number of projects or properties, which may subject REITs to abrupt and large price movements. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs. Mortgage REITs may be affected by the quality of any credit extended and are affected by changes in

12 Phoenix-Seneca Real Estate Securities Fund interest rates. REITs are heavily dependent on cash flow from properties and, at times, the market price of a REIT's securities may be less than the value of the underlying real estate investment which may result in a lower price when the fund sells its shares in the REIT. REITs may trade less frequently and in lower volume than securities of other larger companies which may also contribute to REIT securities losing value. REITs are dependent on management skills, are not diversified, and are subject to the possibilities of failing to qualify for the federal tax exemption on distributed income and failing to maintain their exemptions under the 1940 Act. Assets invested in REITs incur a layering of expenses paid by the REIT that you, as a shareholder in the fund, indirectly bear.

                                   Phoenix-Seneca Real Estate Securities Fund 13

PERFORMANCE TABLES

The bar chart and table below provide some indication of the risks of investing in the Phoenix-Seneca Real Estate Securities Fund. The bar chart shows changes in the fund's Class A Shares performance from year to year over the life of the fund.(1) The table shows how the fund's average annual returns for one year and for the life of the fund compare to those of a broad-based securities market index. The fund's past performance is not necessarily an indication of how the fund will perform in the future.


CALENDAR YEAR       ANNUAL RETURN (%)
    1997                17.62
    1998               -20.63
    1999                -4.33

[GRAPHIC OMITTED]

(1) The fund's average annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the period shown in the chart above, the highest return for a quarter was 11.63% (quarter ending June 30, 1999) and the lowest return for a quarter was (12.35)% (quarter ending September 30, 1998). Year-to-date performance (through June 30, 2000) was 14.91%.



 ----------------------------------------------------------------------------------------------------------------
                                                                            Life of the Fund(2)
    Average Annual Total Returns              One           -------------------------------------------------
    (for the periods ending 12/31/99)(1)      Year          Class X       Class A       Class B       Class C
 ----------------------------------------------------------------------------------------------------------------
     Class X Shares                           (3.14%)        4.01%          --            --            --
 ----------------------------------------------------------------------------------------------------------------
     Class A Shares(3)                        (9.83%)         --           1.25%          --            --
  ----------------------------------------------------------------------------------------------------------------
     Class B Shares                           (8.74%)         --            --          (15.90%)        --
  ----------------------------------------------------------------------------------------------------------------
     Class C Shares                           (5.09%)         --            --            --           13.84%
  ----------------------------------------------------------------------------------------------------------------
     The Wilshire Real Estate                 (2.49%)       7.07%(5)      7.07%(5)       10.00%        10.00%
     Securities Index(4)
 ----------------------------------------------------------------------------------------------------------------

(1) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares.

(2) Class X and Class A Shares since March 12, 1996; Class B and Class C Shares since July 1, 1998.

(3) Class A Share performance has been restated to reflect the current maximum sales charge.

(4) The Wilshire Real Estate Securities Index is a market capitalization-weighted index comprised of publicly traded REITs and real estate operating companies. The Index does not reflect sales charges.

(5) The Wilshire Real Estate Securities Index does not compute daily index numbers. Index performance is from March 31, 1996.

14 Phoenix-Seneca Real Estate Securities Fund

FUND EXPENSES
--------------------------------------------------------------------------------


This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                            CLASS X       CLASS A       CLASS B       CLASS C
                                                             SHARES        SHARES        SHARES        SHARES
                                                            -------       -------       -------       -------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
INVESTMENT)
Maximum Sales Charge (load) Imposed on Purchases (as a
percentage of offering price)                                 None         5.75%          None          None
Maximum Deferred Sales Charge (load) (as a percentage of      None          None         5%(b)         1%(c)
the lesser of the value redeemed or the amount invested)
Maximum Sales Charge (load) Imposed on Reinvested Dividends   None          None          None          None
Redemption Fee                                                None          None          None          None
Exchange Fee                                                  None          None          None          None
                                                         ---------------------------------------------------------

                                                            CLASS X       CLASS A       CLASS B       CLASS C
                                                             SHARES        SHARES        SHARES        SHARES
                                                            -------       -------       -------       -------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)
Management Fees                                              0.85%         0.85%         0.85%         0.85%
Distribution and Service (12b-1) Fees(d)                      None         0.25%         1.00%         1.00%
Other Expenses                                               0.81%         3.17%        16.65%        18.10%
                                                            -------       -------       -------       -------
TOTAL ANNUAL FUND OPERATING EXPENSES(a)                      1.66%         4.27%        18.50%        19.95%
                                                            =======       =======       =======       =======


(a) The fund's investment adviser has agreed to reimburse through January 31, 2001 the Phoenix-Seneca Real Estate Securities Fund's operating expenses to the extent that such expenses exceed 2.35% for Class X Shares, 3.05% for Class A Shares and 3.80% for Class B and Class C Shares. Total Annual Fund Operating Expenses after expense reimbursement (if applicable), were: 1.66% for Class X Shares, 3.05% for Class A Shares, 3.80% for Class B Shares and 3.80% for Class C Shares.

(b) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.

(c) The maximum deferred sales charge is imposed on Class C Shares redeemed during the first year only.


(d) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").



EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                   Phoenix-Seneca Real Estate Securities Fund 15

-----------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
-----------------------------------------------------------------------------------------------------------------
   Class X                      $169                  $523                   $902                 $1,965
-----------------------------------------------------------------------------------------------------------------
   Class A                      $979                 $1,796                 $2,624                $4,749
-----------------------------------------------------------------------------------------------------------------
   Class B                     $2,125                $4,708                 $6,590                $9,043
-----------------------------------------------------------------------------------------------------------------
   Class C                     $1,946                $4,751                 $6,852                $9,902
-----------------------------------------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

-----------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
-----------------------------------------------------------------------------------------------------------------
   Class B                     $1,725                $4,508                 $6,590                $9,043
-----------------------------------------------------------------------------------------------------------------
   Class C                     $1,846                $4,751                 $6,852                $9,902
-----------------------------------------------------------------------------------------------------------------

Note: Your actual expenses may be lower than those shown in the tables above since the expense levels used to calculate the figures shown do not include the reimbursement of expenses over certain levels by the fund's manager. Refer to the section "Management of the Funds" for information about expense reimbursement.

16 Phoenix-Seneca Real Estate Securities Fund

ADDITIONAL INVESTMENT TECHNIQUES
--------------------------------------------------------------------------------


In addition to the Principal Investment Strategies and Risks, the funds may engage in the following investment techniques:

BORROWING


Each fund may obtain fixed interest rate loans in amounts up to one-third the value of its net assets and invest the loan proceeds in other assets. If the securities purchased with such borrowed money decrease in value or do not increase enough to cover interest and other borrowing costs, the funds will suffer greater losses than if no borrowing took place.


DERIVATIVES


Each fund may buy and write call and put options on securities, securities indices, and foreign currencies, and may enter into futures contracts and related options. The funds may also enter into swap agreements relating to interest rates, foreign currencies, and securities indices and forward foreign currency contracts. The funds may use these techniques to hedge against changes in interest rates, foreign currency exchange rates, changes in securities prices or other factors affecting the value of their investments, or as part of their overall investment technique. If the subadviser fails to correctly predict these changes, the funds can lose money. Derivatives transactions may be less liquid than other securities and the counterparty to such transaction may not perform as expected. In addition, futures and options involve market risk in excess of their value.


FOREIGN INVESTING

The funds may invest in securities of foreign (non-U.S.) issuers, including foreign debt securities. Foreign equity investments are generally limited to securities traded on U.S. exchanges or in the NASDAQ Stock Market and American Depository Receipts (ADRs).

Investments in non-U.S. securities involve additional risks and conditions, including differences in accounting standards, generally higher commission rates, differences in transaction settlement systems, political instability, and the possibility of confiscatory or expropriation taxes, all of which may negatively impact the funds. Dividends and other income payable on foreign securities may also be subject to foreign taxes.

Some foreign investments may be made in currencies other than U.S. dollars that will fluctuate in value as a result of changes in the currency exchange rate. In addition, foreign markets and currencies may not perform as well as U.S. markets.

HIGH YIELD FIXED INCOME SECURITIES


The funds may invest in high yield securities. A fund will invest in securities that are rated higher than B- by S&P or B3 by Moody's, or if unrated are judged by the subadviser to be of similar quality. High yield securities (junk bonds) typically entail greater price volatility and

                                                         Phoenix-Seneca Funds 17
principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high yield securities may be complex, and as a result, it may be more difficult for the subadviser to accurately predict risk.


ILLIQUID SECURITIES


The funds may invest in illiquid securities. The inability of the funds to dispose of such securities in a timely manner and at a fair price at a time when it might be necessary or advantageous to do so may harm the funds.


MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

The funds may invest in mortgage-backed and other asset-backed securities, including pass-through type securities and Collateralized Mortgage Obligations
(CMOs). It is difficult to predict cash flows from mortgage-backed and asset-backed securities due to the variability of prepayments. Prepayments also tend to limit price gains when interest rates drop and exaggerate price declines when interest rates rise. In the event of high prepayments, a fund may be required to invest proceeds at lower interest rates than if such prepayment had not occurred.

MUTUAL FUND INVESTING


The funds may invest in shares of other mutual funds. Assets invested in other mutual funds incur a layering of expenses including operating costs, advisory fees and administrative fees that you, as a shareholder in the funds, indirectly bear.


PORTFOLIO TURNOVER RATE

The rate of portfolio turnover generally is not important in making investment decisions; therefore, the funds may experience a high portfolio turnover rate. High portfolio turnover rates may increase costs to the funds, may negatively affect fund performance, and may increase capital gains distributions, resulting in greater tax liability to you.

REPURCHASE AGREEMENTS

The funds may invest in repurchase agreements. Default or insolvency of the other party presents a risk to the funds.

SECURITIES LENDING


Each fund may loan portfolio securities with a value up to one-third of its total assets to increase investment returns. If the borrower is unwilling or unable to return the borrowed securities when due, the fund can suffer losses.


UNRATED SECURITIES

The funds may invest in unrated securities. Unrated securities may not be lower in quality than rated securities but due to their perceived risk they may not have as broad a market as rated

18 Phoenix-Seneca Funds
securities. Analysis of unrated securities is more complex than for rated securities, making it more difficult for the subadviser to accurately predict risk.

VARIABLE RATE, FLOATING RATE OR VARIABLE AMOUNT SECURITIES

The funds may invest in variable rate, floating rate, or variable amount securities which are generally short-term, unsecured, fluctuating, interest-bearing notes of private issuers.

The funds may buy other types of securities or employ other portfolio management techniques. Please refer to the Statement of Additional Information for more detailed information about these and other investment techniques of the fund.

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


THE ADVISERS


Phoenix Investment Counsel, Inc. ("Phoenix") is the investment adviser to each of the funds and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix acts as the investment adviser for 14 fund companies totaling 37 mutual funds, as subadviser to two fund companies totaling three mutual funds and as adviser to institutional clients. As of December 31, 1999, Phoenix had $25.7 billion in assets under management. Phoenix has acted as an investment adviser for over sixty years.

Seneca Capital Management LLC ("Seneca") is the investment subadviser to each of the funds and is located at 909 Montgomery Street, San Francisco, California 94133. Seneca acts as a subadviser to nine mutual funds and acts as investment adviser to institutions and individuals. As of December 31, 1999, Seneca had $9.2 billion in assets under management. Seneca has been (with its predecessor, GMG/Seneca Capital Management LP) an investment adviser since 1989.


Subject to the direction of the funds' Board of Trustees, Phoenix is responsible for managing the funds' investment program and the general operations of the funds. Seneca, as subadviser, is responsible for day-to-day management of the funds' portfolios. Seneca manages each fund's assets to conform with the investment policies as described in this prospectus.

Each fund pays Phoenix a monthly investment management fee that is accrued daily against the value of that fund's net assets at the following rates:

                                                         Phoenix-Seneca Funds 19

------------------------------------------------------------------------------
Bond Fund                                       0.50%
------------------------------------------------------------------------------
Mid-Cap "EDGE"(SM) Fund                         0.80%
------------------------------------------------------------------------------
Real Estate Securities Fund                     0.85%
------------------------------------------------------------------------------

Phoenix pays Seneca a subadvisory at the following rates:

------------------------------------------------------------------------------
   Bond Fund                                   0.25%
------------------------------------------------------------------------------
   Mid-Cap "EDGE"(SM) Fund                     0.40%
------------------------------------------------------------------------------
   Real Estate Securities Fund                 0.425%
------------------------------------------------------------------------------

The adviser has voluntarily agreed to assume total operating expenses of each fund excluding interest, taxes, brokerage fees, commissions and extraordinary expenses, until January 31, 2001, to the extent that such expenses exceed the following percentages of the average annual net asset values for the fund:

----------------------------------------------------------------------------------------------------------------
                                              Class X           Class A          Class B           Class C
                                               Shares           Shares            Shares           Shares
----------------------------------------------------------------------------------------------------------------
   Bond Fund                                   0.90%             1.15%            1.90%             1.90%
----------------------------------------------------------------------------------------------------------------
   Mid-Cap "EDGE"(SM) Fund                     1.15%             1.40%            2.15%             2.15%
----------------------------------------------------------------------------------------------------------------
   Real Estate Securities Fund                 2.35%             3.05%            3.80%             3.80%
----------------------------------------------------------------------------------------------------------------

During the fund's last fiscal year, the fund paid total management fees of $931,643. The ratio of management fees to average net assets for the fiscal year ended September 30, 1999 was 0.50% for the Bond Fund, 0.80% for the Mid-Cap "EDGE"(SM) Fund and 0.85% for the Real Estate Securities Fund.

PORTFOLIO MANAGEMENT

Investment and trading decisions for each fund are made by a team of managers and analysts headed by one or more team leaders. The team leaders for each fund are primarily responsible for the day-to-day decisions related to that fund. The team leader of any one fund may be on another fund team.

Gail P. Seneca. Ms. Seneca is a team leader for each of the funds. Ms. Seneca also serves as Co-Manager of Phoenix-Seneca Growth Fund and Phoenix-Seneca Strategic Theme Fund of Phoenix Strategic Equity Series Fund, and Phoenix Duff & Phelps Institutional Growth Stock Portfolio of Phoenix Duff & Phelps Institutional Mutual Funds. Ms. Seneca has been the Chief Executive and Investment Officer of Seneca or GMG/Seneca since November 1989. From October 1987 until October 1989, she was Senior Vice President of the Asset Management Division of Wells Fargo Bank and from October 1983 to September 1987, she

20 Phoenix-Seneca Funds
was Investment Strategist and Portfolio Manager for Chase Lincoln Bank, heading the fixed income division.

Richard D. Little. Mr. Little is a Portfolio Manager for the Phoenix-Seneca Mid-Cap "EDGE"(SM) Fund. Mr. Little also serves as Co-Manager of Phoenix-Seneca Growth Fund and Phoenix-Seneca Strategic Theme Fund of Phoenix Strategic Equity Series Fund and Phoenix Duff & Phelps Institutional Growth Stock Portfolio of Phoenix Duff & Phelps Institutional Mutual Funds. He has been Director of Equities with Seneca or GMG/Seneca since December 1989. Before joining GMG/Seneca, Mr. Little held positions as an analyst, board member, and regional manager with Smith Barney, NatWest Securities, and Montgomery Securities.

Ronald K. Jacks. Mr. Jacks is a Portfolio Manager for the Phoenix-Seneca Mid-Cap "EDGE"(SM) Fund. Mr. Jacks also serves as Co-Manager of Phoenix-Seneca Growth Fund and Phoenix-Seneca Strategic Theme Fund of Phoenix Strategic Equity Series Fund and Phoenix Duff & Phelps Institutional Growth Stock Portfolio of Phoenix Duff & Phelps Institutional Mutual Funds. He was Secretary of the Phoenix-Seneca Funds from February 1996 through February 1998 and was a Trustee of Seneca Funds from February 1996 through June 1997. Mr. Jacks has been a Portfolio Manager with Seneca or GMG/Seneca since July 1990.

Charles B. Dicke. Mr. Dicke is a team leader for the Phoenix-Seneca Bond Fund. He has been a Fixed-Income Portfolio Manager with Seneca or GMG/Seneca since October 1991. Before joining GMG/Seneca, he was a Vice President with Lehman Brothers, serving as a Product Manager for Government agency securities and a strategist on fixed-income portfolios.

David Shapiro. Mr. Shapiro is a team leader for the Phoenix-Seneca Real Estate Securities Fund. He has been a Portfolio Manager with Seneca or GMG/Seneca since February 1996. Before joining GMG/Seneca, he was a Portfolio Manager with Genesis Realty since May 1995. Prior to that, he was a managing director of The ADCO Group from 1992 to 1995.


                                                         Phoenix-Seneca Funds 21

PRICING OF FUND SHARES
--------------------------------------------------------------------------------


HOW IS THE SHARE PRICE DETERMINED?

Each fund calculates a share price for each class of its shares. The share price is based on the net assets of the fund and the number of outstanding shares. In general, each fund calculates net asset value by:

    o adding the values of all securities and other assets of the fund,

    o subtracting liabilities, and

    o dividing the result by the total number of outstanding shares of the fund.

Asset Value: The funds' investments are valued at market value. If market quotations are not available, the funds determine a "fair value" for an investment according to rules and procedures approved by the Trustees. Foreign and domestic debt securities (other than short-term investments) are valued on the basis of broker quotations or valuations provided by a pricing service approved by the Trustees when such prices are believed to reflect the fair value of such securities. Foreign and domestic equity securities are valued at the last sale price or, if there has been no sale that day, at the mean between the most recent high bid and the most recent low asked quotation. Short-term investments having a remaining maturity of sixty days or less are valued at amortized cost, which the Trustees have determined approximates market value.

Liabilities: Class specific expenses, distribution fees, service fees and other liabilities are deducted from the assets of each class. Expenses and liabilities that are not class specific (such as management fees) are allocated to each class in proportion to each class' net assets, except where an alternative allocation can be more fairly made.

Net Asset Value: The liability allocated to a class plus any other expenses are deducted from the proportionate interest of such class in the assets of the fund. The resulting amount for each class is then divided by the number of shares outstanding of that class to produce each class' net asset value per share.

The net asset value per share of each class of each fund is determined on days when the New York Stock Exchange (the "NYSE") is open for trading as of the close of trading (normally 4:00 PM eastern time). A fund will not calculate its net asset values per share on days when the NYSE is closed for trading. If a fund holds securities that are traded on foreign exchanges that trade on weekends or other holidays when the funds do not price their shares, the net asset value of the fund's shares may change on days when shareholders will not be able to purchase or redeem the fund's shares.

22 Phoenix-Seneca Funds

AT WHAT PRICE ARE SHARES PURCHASED?

All investments received by the funds' authorized agents prior to the close of regular trading on the NYSE (normally 4:00 PM eastern time) will be executed based on that day's net asset value. Shares credited to your account from the reinvestment of fund distributions will be in full and fractional shares that are purchased at the closing net asset value on the next business day on which the fund's net asset value is calculated following the dividend record date.


SALES CHARGES
--------------------------------------------------------------------------------


WHAT ARE THE CLASSES AND HOW DO THEY DIFFER?

Each fund presently offers four classes of shares that have different sales and distribution charges (see "Fund Expenses" previously in this prospectus). For certain classes of shares, the funds have adopted distribution and service plans allowed under Rule 12b-1 of the Investment Company Act of 1940 that authorize the funds to pay distribution and service fees for the sale of their shares and for services provided to shareholders.

WHAT ARRANGEMENT IS BEST FOR YOU?

The different classes permit you to choose the method of purchasing shares that is most beneficial to you. In choosing a class, consider the amount of your investment, the length of time you expect to hold the shares, whether you decide to receive distributions in cash or to reinvest them in additional shares, and any other personal circumstances. Depending upon these considerations, the accumulated distribution and service fees and contingent deferred sales charges of one class may be more or less than the initial sales charge and accumulated distribution and service fees of another class of shares bought at the same time. Because distribution and service fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

CLASS X SHARES. Class X Shares are offered primarily to institutional investors, such as pension and profit sharing plans, other employee benefit trusts, investment advisers, endowments, foundations and corporations. If you are eligible to purchase and do purchase Class X Shares, you will pay no sales charge at any time. There are no distribution and services fees applicable to Class X Shares. For additional information about purchasing Class X Shares, please contact Customer Service by calling (800) 243-1574.

CLASS A SHARES. If you purchase Class A Shares, you will pay a sales charge at the time of purchase equal to 5.75% of the offering price (6.10% of the amount invested) for the Mid-Cap "EDGE"(SM) Fund and the Real Estate Securities Fund and 4.75% of the offering price (4.99% of the amount invested) for the Bond Fund. The sales charge may be reduced or waived under certain conditions. Class A Shares are not subject to any charges by the fund when redeemed.

                                                         Phoenix-Seneca Funds 23

Class A Shares have lower distribution and service fees (0.25%) and pay higher dividends than Class B and Class C Shares.


CLASS B SHARES. If you purchase Class B Shares, you will not pay a sales charge at the time of purchase. If you sell your Class B Shares within the first five years after they are purchased, you will pay a sales charge of up to 5% of your shares' value. See "Deferred Sales Charge Alternative--Class B and C Shares" below. This charge declines to 0% over a period of five years and may be waived under certain conditions. Class B Shares have higher distribution and service fees (1.00%) and pay lower dividends than Class A Shares. Class B Shares automatically convert to Class A Shares eight years after purchase. Purchases of Class B Shares may be inappropriate for any investor who may qualify for reduced sales charges of Class A Shares and anyone who is over 85 years of age. The underwriter may decline purchases in such situations.


CLASS C SHARES. If you purchase Class C Shares, you will not pay a sales charge at the time of purchase. If you sell your Class C Shares within the first year after they are purchased, you will pay a sales charge of 1%. See "Deferred Sales Charge Alternative--Class B and C Shares" below. Class C Shares have the same distribution and service fees (1.00%) and pay comparable dividends as Class B Shares. Class C Shares do not convert to any other class of shares of the fund.

INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES

The public offering price of Class A Shares is the net asset value plus a sales charge that varies depending on the size of your purchase (see "Class A Shares--Reduced Initial Sales Charges: Combination Purchase Privilege" in the Statement of Additional Information). Shares purchased based on the automatic reinvestment of income dividends or capital gains distributions are not subject to any sales charges. The sales charge is divided between your investment dealer and the funds' underwriter (Phoenix Equity Planning Corporation or "PEPCO").

SALES CHARGE YOU MAY PAY TO PURCHASE CLASS A SHARES

BOND FUND

                                                                         SALES CHARGE AS
                                                                         A PERCENTAGE OF
AMOUNT OF                                       -------------------------------------------------------------------
TRANSACTION                                                 OFFERING                         NET AMOUNT
AT OFFERING PRICE                                            PRICE                            INVESTED
-------------------------------------------------------------------------------------------------------------------

Under $50,000                                                 4.75%                             4.99%
$50,000 but under $100,000                                    4.50                              4.71
$100,000 but under $250,000                                   3.50                              3.63
$250,000 but under $500,000                                   2.75                              2.83
$500,000 but under $1,000,000                                 2.00                              2.04
$1,000,000 or more                                            None                              None


24 Phoenix-Seneca Funds

MID-CAP "EDGE"(SM) FUND AND REAL ESTATE SECURITIES FUND

                                                                         SALES CHARGE AS
                                                                         A PERCENTAGE OF
AMOUNT OF                                       -------------------------------------------------------------------
TRANSACTION                                                 OFFERING                         NET AMOUNT
AT OFFERING PRICE                                            PRICE                            INVESTED
-------------------------------------------------------------------------------------------------------------------
Under $50,000                                                  5.75%                             6.10%
$50,000 but under $100,000                                     4.75                              4.99
$100,000 but under $250,000                                    3.75                              3.90
$250,000 but under $500,000                                    2.75                              2.83
$500,000 but under $1,000,000                                  2.00                              2.04
$1,000,000 or more                                             None                              None


DEFERRED SALES CHARGE ALTERNATIVE--CLASS B AND CLASS C SHARES

Class B and Class C Shares are purchased without an initial sales charge; however, shares sold within a specified time period are subject to a declining contingent deferred sales charge ("CDSC") at the rates listed below. The sales charge will be multiplied by the then current market value or the initial cost of the shares being redeemed, whichever is less. No sales charge will be imposed on increases in net asset value or on shares purchased through the reinvestment of income dividends or capital gains distributions. To minimize the sales charge, shares not subject to any charge will be redeemed first, followed by shares held the longest time. To calculate the amount of shares owned and time period held, all Class B Shares purchased in any month are considered purchased on the last day of the preceding month, and all Class C Shares are considered purchased on the trade date.

DEFERRED SALES CHARGE YOU MAY PAY TO SELL CLASS B SHARES


YEAR            1          2           3          4           5           6+
----------------------------------------------------------------------------
CDSC            5%         4%          3%         2%          2%          0%


DEFERRED SALES CHARGE YOU MAY PAY TO SELL CLASS C SHARES


YEAR                 1                 2+
----------------------------------------------------------------------------
CDSC                 1%                0%



YOUR ACCOUNT
--------------------------------------------------------------------------------


OPENING AN ACCOUNT

Your financial advisor can assist you with your initial purchase as well as all phases of your investment program. If you are opening an account by yourself, please follow the instructions outlined below. These procedures do not apply to purchases of Class X Shares.

                                                         Phoenix-Seneca Funds 25

STEP 1.
Your first choice will be the initial amount you intend to invest.

Minimum INITIAL investments:

         o $25 for individual retirement accounts (IRAs), or accounts that use the systematic exchange privilege, or accounts that use the Investo-Matic program (see below for more information on the Investo-Matic program).

         o There is no initial dollar requirement for defined contribution plans, profit-sharing plans, or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into another account.

         o  $500 for all other accounts.

Minimum ADDITIONAL investments:

         o  $25 for any account.

         o There is no minimum for defined contribution plans, profit-sharing plans, or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into an existing account.


The funds reserve the right to refuse any purchase order for any reason.


STEP 2.
Your second choice will be what class of shares to buy. The funds offer three classes of shares for individual investors. Each has different sales and distribution charges. Because all future investments in your account will be made in the share class you choose when you open your account, you should make your decision carefully. Your financial advisor can help you pick the share class that makes the most sense for your situation.

STEP 3.
Your next choice will be how you want to receive any dividends and capital gain distributions. Your options are:

         o Receive both dividends and capital gain distributions in additional shares;

         o Receive dividends in additional shares and capital gain distributions in cash;

         o Receive dividends in cash and capital gain distributions in additional shares; or

         o Receive both dividends and capital gain distributions in cash.

No interest will be paid on uncashed distribution checks.

26 Phoenix-Seneca Funds

HOW TO BUY SHARES
--------------------------------------------------------------------------------

 ----------------------------------------------------------------------------------------------------------------
                                     TO OPEN AN ACCOUNT
                                     (CLASS A, CLASS B AND CLASS C SHARES)
 ----------------------------------------------------------------------------------------------------------------
 Through a financial advisor         Contact your advisor. Some advisors may charge a fee and may set different minimum investments or limitations on buying shares.
 ----------------------------------- ----------------------------------------------------------------------------
                                     Complete a New Account Application and send it with a check payable to the
 Through the mail                    fund. Mail them to: State Street Bank, P.O. Box 8301, Boston, MA
                                     02266-8301.
 ----------------------------------- ----------------------------------------------------------------------------
 By Federal Funds wire               Call us at (800) 243-1574 (press 1, then 0).
 ----------------------------------- ----------------------------------------------------------------------------
                                     Complete a New Account Application and send it with a check payable to the
 Through express delivery            fund. Send them to: Boston Financial Data Services, Attn: Phoenix Funds,
                                     66 Brooks Drive, Braintree, MA 02184.
 ----------------------------------- ----------------------------------------------------------------------------
                                     Complete the appropriate section on the application and send it with your
 By Investo-Matic                    initial investment payable to the fund. Mail them to: State Street Bank,
                                     P.O. Box 8301, Boston, MA 02266-8301.
 ----------------------------------- ----------------------------------------------------------------------------
 By telephone exchange               Call us at (800) 243-1574 (press 1, then 0).
 ----------------------------------- ----------------------------------------------------------------------------


HOW TO SELL SHARES
--------------------------------------------------------------------------------



You have the right to have the funds buy back shares at the net asset value next determined after receipt of a redemption order by the funds' Transfer Agent or an authorized agent. In the case of a Class B or Class C Share redemption, you will be subject to the applicable deferred sales charge, if any, for such shares. Subject to certain restrictions, shares may be redeemed by telephone or in writing. In addition, shares may be sold through securities dealers, brokers or agents who may charge customary commissions or fees for their services. The funds do not charge any redemption fees. Payment for shares redeemed is made within seven days; however, redemption proceeds will not be disbursed until each check used for purchases of shares has been cleared for payment by your bank, which may take up to 15 days after receipt of the check.


                                                         Phoenix-Seneca Funds 27

------------------------------------------------------------------------------------------------------------------
                                     TO SELL SHARES
                                     (CLASS A, CLASS B AND CLASS C SHARES)
------------------------------------ -----------------------------------------------------------------------------
Through a financial advisor          Contact your advisor. Some advisors may charge a fee and may set different minimums on redemptions of accounts.
------------------------------------ -----------------------------------------------------------------------------
Through the mail                     Send a letter of instruction and any share certificates (if you hold certificate shares) to: State Street Bank, P.O. Box 8301, Boston, MA 02266-8301.
                                     Be sure to include the registered owner's name, fund and account number and number of shares or dollar value you wish to sell.
------------------------------------ -----------------------------------------------------------------------------
Through express delivery             Send a letter of instruction and any share certificates (if you hold certificate shares) to: Boston Financial Data Services, Attn: Phoenix
                                     Funds, 66 Brooks Drive, Braintree, MA 02184. Be sure to include the registered owner's name, fund and account number and number of shares or dollar value you wish to sell.
------------------------------------ -----------------------------------------------------------------------------
By telephone                         For sales up to $50,000, requests can be made by calling (800) 243-1574.
------------------------------------ -----------------------------------------------------------------------------
By telephone exchange                Call us at (800) 243-1574 (press 1, then 0).
------------------------------------ -----------------------------------------------------------------------------


THINGS YOU SHOULD KNOW WHEN SELLING SHARES
--------------------------------------------------------------------------------


You may realize a taxable gain or loss (for federal income tax purposes) if you redeem shares of the funds. Each fund reserves the right to pay large redemptions "in-kind" (in securities owned by the fund rather than in cash). Large redemptions are those over $250,000 or 1% of the fund's net assets. Additional documentation will be required for redemptions by organizations, fiduciaries, or retirement plans, or if redemption is requested by anyone but the shareholder(s) of record. Transfers between broker-dealer "street" accounts are governed by the accepting broker-dealer. Questions regarding this type of transfer should be directed to your financial advisor. Redemption requests will not be honored until all required documents in proper form have been received. To avoid delay in redemption or transfer, shareholders having questions about specific requirements should contact the funds' Transfer Agent at (800) 243-1574.

REDEMPTIONS BY MAIL

[arrows] If you are selling shares held individually, jointly, or as custodian under the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act.

         Send a clear letter of instruction if all of these apply:

         o The proceeds do not exceed $50,000.

         o The proceeds are payable to the registered owner at the address on record.

28 Phoenix-Seneca Funds

         Send a clear letter of instruction with a signature guarantee when any of these apply:

         o You are selling more than $50,000 worth of shares.

         o The name or address on the account has changed within the last 60 days.

         o You want the proceeds to go to a different name or address than on the account.

[arrow] If you are selling shares held in a corporate or fiduciary account, please contact the funds' Transfer Agent at (800) 243-1574.

If required, the signature guarantee on your request must be made by an eligible guarantor institution as defined by the funds' Transfer Agent in accordance with its signature guarantee procedures. Currently, such procedures generally permit guarantees by banks, broker dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.

SELLING SHARES BY TELEPHONE

The Transfer Agent will use reasonable procedures to confirm that telephone instructions are genuine. Address and bank account information are verified, redemption instructions are taped, and all redemptions are confirmed in writing.

The individual investor bears the risk from instructions given by an unauthorized third party that the Transfer Agent reasonably believed to be genuine.

The Transfer Agent may modify or terminate the telephone redemption privilege at any time with 60 days notice to shareholders.

During times of drastic economic or market changes, telephone redemptions may be difficult to make or temporarily suspended.


ACCOUNT POLICIES
--------------------------------------------------------------------------------


ACCOUNT REINSTATEMENT PRIVILEGE

For 180 days after you sell your Class A, Class B, or Class C Shares, you can purchase Class A Shares of any fund at net asset value, with no sales charge, by reinvesting all or part of your proceeds, but not more. Send your written request to State Street Bank, P.O. Box 8301, Boston, MA 02266-8301. You can call us at (800) 243-1574 for more information.

Please remember, a redemption and reinvestment are considered to be a sale and purchase for tax-reporting purposes. Class B shareholders who have had the contingent deferred sales charge waived because they are in the Systematic Withdrawal Program are not eligible for this reinstatement privilege.

                                                         Phoenix-Seneca Funds 29

REDEMPTION OF SMALL ACCOUNTS

Due to the high cost of maintaining small accounts, if your account balance is less than $200, you may receive a notice requesting you to bring the balance up to $200 within 60 days. If you do not, the shares in the account will be sold at net asset value, and a check will be mailed to the address of record.

EXCHANGE PRIVILEGES

You should carefully read the prospectus of the fund into which you want to exchange before deciding to make an exchange. You can obtain a prospectus from your financial advisor or by calling us at (800) 243-4361 or accessing our Web site at www.phoenixinvestments.com.


         o You may exchange shares for another fund in the same class of shares; e.g., Class A for Class A. Exchange privileges may not be available for all Phoenix Funds, and may be rejected or suspended.


         o Exchanges may be made by phone (800) 243-1574 or by mail (State Street Bank, P.O. Box 8301, Boston, MA 02266-8301).

         o The amount of the exchange must be equal to or greater than the minimum initial investment required.

         o The exchange of shares is treated as a sale and a purchase for federal income tax purposes.

         o Because excessive trading can hurt fund performance and harm other shareholders, the funds reserve the right to temporarily or permanently end exchange privileges or reject an order from anyone who appears to be attempting to time the market, including investors who request more than one exchange in any 30-day period. The funds' underwriter has entered into agreements with certain market timing firms permitting them to exchange by telephone. These privileges are limited, and the funds' distributor has the right to reject or suspend them.

RETIREMENT PLANS

Shares of the funds may be used as investments under the following qualified prototype retirement plans: traditional IRA, rollover IRA, SIMPLE IRA, Roth IRA, 401(k) plans, profit-sharing, money purchase plans, and 403(b) plans. For more information, call (800) 243-4361.



INVESTOR SERVICES
--------------------------------------------------------------------------------


INVESTO-MATIC is a systematic investment plan that allows you to have a specified amount automatically deducted from your checking or savings account and then deposited into your mutual fund account. Just complete the Investo-Matic Section on the application and include a voided check.

30 Phoenix-Seneca Funds

SYSTEMATIC EXCHANGE allows you to automatically move money from one Phoenix Fund to another on a monthly, quarterly, semiannual or annual basis. Shares of one Phoenix Fund will be exchanged for shares of the same class of another fund at the interval you select. To sign up, just complete the Systematic Exchange Section on the application. Exchange privileges may not be available for all Phoenix Funds, and may be rejected or suspended.

TELEPHONE EXCHANGE lets you exchange shares of one fund for the same class of shares in another fund, using our customer service telephone service. See the Telephone Exchange Section on the application. Exchange privileges may not be available for all Phoenix Funds, and may be rejected or suspended.


SYSTEMATIC WITHDRAWAL PROGRAM allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual, or annual basis. Sufficient shares will be redeemed on the 15th of the month at the closing net asset value so that the payment is made about the 20th of the month. The program also provides for redemptions on or about the 10th, 15th, or 25th with proceeds directed through Automated Clearing House (ACH) to your bank. The minimum withdrawal is $25, and minimum account balance requirements continue. Shareholders in the program must own fund shares worth at least $5,000.


TAX STATUS OF DISTRIBUTIONS
--------------------------------------------------------------------------------


The funds plan to make distributions from net investment income at intervals stated on the table below, and to distribute net realized capital gains, if any, at least annually.

-------------------------------------------------------------------------------
   FUND                                             DIVIDEND PAID
-------------------------------------------------------------------------------
   Bond Fund                                           Monthly
-------------------------------------------------------------------------------
   Mid-Cap "EDGE"(SM) Fund                            Annually
-------------------------------------------------------------------------------
   Real Estate Securities Fund                        Quarterly
-------------------------------------------------------------------------------

Distributions of short-term capital gains and net investment income are taxable to shareholders as ordinary income. Long-term capital gains, if any, distributed to shareholders and which are designated by a fund as capital gains distributions, are taxable to shareholders as long-term capital gain distributions regardless of the length of time you have owned your shares.

Unless you elect to receive distributions in cash, dividends and capital gain distributions are paid in additional shares. All distributions, cash or additional shares, are subject to federal income tax and may be subject to state, local and other taxes.

                                                         Phoenix-Seneca Funds 31

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

These tables are intended to help you understand the funds' financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants.
The report of PricewaterhouseCoopers LLP, together with the funds' financial statements, are included in the funds' most recent Annual Report, which is available upon request.

PHOENIX-SENECA BOND FUND

                                                                     CLASS X
                                        --------------------------------------------------------------

                                         SIX MONTHS                                            FROM
                                           ENDED                                             INCEPTION
                                          3/31/00            YEAR ENDED SEPTEMBER 30,        3/7/96 TO
                                        (UNAUDITED)     1999           1998         1997      9/30/96
                                        -----------     ----           ----         ----     ---------
Net asset value, beginning of period       $10.35       $10.68        $10.47      $10.09        $10.00

INCOME FROM INVESTMENT OPERATIONS:


   Net investment income (loss)              0.37(1)      0.69(1)       0.56        0.62          0.31
   Net realized and unrealized gain (loss)  (0.28)       (0.31)         0.40        0.47          0.08
                                            -----        -----         -----       -----         -----
     TOTAL FROM INVESTMENT OPERATIONS        0.09         0.38          0.96        1.09          0.39
                                            -----        -----         -----       -----         -----
LESS DISTRIBUTIONS:

   Dividends from net investment income     (0.41)       (0.62)        (0.57)      (0.69)        (0.30)
   Dividends from net realized gains        (0.07)       (0.09)        (0.18)      (0.02)           --
                                            -----        -----         -----       -----         -----
     TOTAL DISTRIBUTIONS                    (0.48)       (0.71)        (0.75)      (0.71)        (0.30)
                                            -----        -----         -----       -----         -----
Change in net asset value                   (0.39)       (0.33)         0.21        0.38          0.09
                                            -----        -----         -----       -----         -----
NET ASSET VALUE, END OF PERIOD             $ 9.96       $10.35        $10.68      $10.47        $10.09
                                            =====        =====         =====       =====         =====
Total return                                 1.13%(3)     3.51%         9.44%      11.26%         4.02%(3)

RATIOS/SUPPLEMENTAL DATA:


Net assets, end of period (thousands)     $35,531      $34,853       $26,455      $8,922        $3,927

RATIO TO AVERAGE NET ASSETS OF:


   Operating expenses                        0.90%(2)(5)  1.06%(4)(5)   1.66%       1.53%(4)      0.56%(2)(4)
   Net investment income (loss)              7.42%(2)     6.60%         5.92%       6.31%         7.54%(2)
Portfolio turnover                             40%(3)       95%          112%      99.68%        52.82%(3)

-------------------------------
(1) Computed using average shares outstanding.
(2) Annualized.
(3) Not annualized.
(4) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.05%, 1.13%, 3.41% and 9.31% for the periods ended March 31, 2000 and September 30, 1999, 1997 and 1996, respectively.
(5) For the periods ended March 31, 2000 and September 30, 1999, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.


32 Phoenix-Seneca Funds

--------------------------------------------------------------------------------

PHOENIX-SENECA BOND FUND

                                                                                           CLASS A
                                                                            ----------------------------------

                                                                            SIX MONTHS                 FROM
                                                                               ENDED       YEAR      INCEPTION
                                                                              3/31/00     ENDED      7/1/98 TO
                                                                            (UNAUDITED)  9/30/99     9/30/98
                                                                            -----------  -------     ---------
Net asset value, beginning of period                                          $10.29      $10.68      $10.79

INCOME FROM INVESTMENT OPERATIONS:

   Net investment income (loss)                                                 0.37(1)     0.59        0.13
   Net realized and unrealized gain loss)                                      (0.28)      (0.33)      (0.07)
                                                                               -----       -----       -----
     TOTAL FROM INVESTMENT OPERATIONS                                           0.09        0.26        0.06
                                                                               -----       -----       -----
LESS DISTRIBUTIONS:
   Dividends from net investment income                                        (0.39)      (0.56)      (0.17)
                                                                               -----       -----       -----
   Dividends from net realized gains                                           (0.07)      (0.09)         --
                                                                               -----       -----       -----
     TOTAL DISTRIBUTIONS                                                       (0.46)      (0.65)      (0.17)
                                                                               -----       -----       -----
Change in net asset value                                                      (0.37)      (0.39)      (0.11)
                                                                               -----       -----       -----
NET ASSET VALUE, END OF PERIOD                                                $ 9.92      $10.29      $10.68
                                                                               =====       =====       =====

Total return(2)                                                                 0.90%(4)    2.46%       0.53%(4)

RATIOS/SUPPLEMENTAL DATA:


Net assets, end of period (thousands)                                         $4,184      $2,732        $348

RATIO TO AVERAGE NET ASSETS OF:


   Operating expenses(5)                                                        1.15%(3)(6) 1.88%(6)    2.45%(3)
   Net investment income (loss)                                                 7.43%(3)    5.80%       5.17%(3)
Portfolio turnover                                                                40%(4)      95%        112%(4)

-------------------------------
(1)Computed using average shares outstanding.
(2)Maximum sales charge is not reflected in total return calculation.
(3)Annualized.
(4)Not Annualized.
(5)If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.09%, 4.08% and 8.99% for the periods ended March 31, 2000 and September 30, 1999 and 1998, respectively.
(6)For the periods ended March 31, 2000 and September 30, 1999, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.


                                                         Phoenix-Seneca Funds 33

--------------------------------------------------------------------------------

PHOENIX-SENECA BOND FUND

                                                                                           CLASS B
                                                                            ----------------------------------

                                                                             SIX MONTHS                FROM
                                                                               ENDED       YEAR      INCEPTION
                                                                              3/31/00      ENDED     7/1/98 TO
                                                                            (UNAUDITED)   9/30/99     9/30/98
                                                                            -----------   -------    ---------
Net asset value, beginning of period                                          $10.27      $10.67      $10.79

INCOME FROM INVESTMENT OPERATIONS:


   Net investment income (loss)(1)                                              0.34        0.52        0.11
   Net realized and unrealized gain (loss)                                     (0.29)      (0.33)      (0.08)
                                                                               -----       -----       -----
     TOTAL FROM INVESTMENT OPERATIONS                                           0.05        0.19        0.03
                                                                               -----       -----       -----
LESS DISTRIBUTIONS:
   Dividends from net investment income                                        (0.37)      (0.50)      (0.15)
                                                                               -----       -----       -----
   Dividends from net realized gains                                           (0.07)      (0.09)         --
                                                                               -----       -----       -----
     TOTAL DISTRIBUTIONS                                                       (0.44)      (0.59)      (0.15)
                                                                               -----       -----       -----
Change in net asset value                                                      (0.39)      (0.40)      (0.12)
                                                                               -----       -----       -----
NET ASSET VALUE, END OF PERIOD                                                $ 9.88      $10.27      $10.67
                                                                               =====       =====       =====
Total return(2)                                                                 0.58%(4)    1.67%       0.28%(4)

RATIOS/SUPPLEMENTAL DATA:


Net assets, end of period (thousands)                                         $2,636      $1,593        $234

RATIO TO AVERAGE NET ASSETS OF:


   Operating expenses(5)                                                        1.90%(3)(7) 2.62%(7)    3.20%(3)
   Net investment income (loss)                                                 6.74%(3)    5.09%       4.42%(3)
Portfolio turnover                                                                40%(4)      95%        112%(4)


                                                                                           CLASS C
                                                                            ----------------------------------
                                                                             SIX MONTHS                FROM
                                                                               ENDED       YEAR      INCEPTION
                                                                              3/31/00      ENDED     7/1/98 TO
                                                                            (UNAUDITED)   9/30/99     9/30/98
                                                                            -----------   -------    ---------

Net asset value, beginning of period                                          $10.27      $10.67      $10.79

INCOME FROM INVESTMENT OPERATIONS:

   Net investment income (loss)(1)                                              0.35        0.49        0.10
   Net realized and unrealized gain (loss)                                     (0.30)      (0.30)      (0.07)
                                                                               -----       -----       -----
     TOTAL FROM INVESTMENT OPERATIONS                                           0.05        0.19        0.03
                                                                               -----       -----       -----
LESS DISTRIBUTIONS:
   Dividends from net investment income                                        (0.36)      (0.50)      (0.15)
                                                                               -----       -----       -----
   Dividends from net realized gains                                           (0.07)      (0.09)         --
                                                                               -----       -----       -----
     TOTAL DISTRIBUTIONS                                                       (0.43)      (0.59)      (0.15)
                                                                               -----       -----       -----
Change in net asset value                                                      (0.38)      (0.40)      (0.12)
                                                                               -----       -----       -----
NET ASSET VALUE, END OF PERIOD                                                $ 9.89      $10.27      $10.67
                                                                               =====       =====       =====
Total return(2)                                                                 0.58%(4)    1.66%       0.28%(4)

RATIOS/SUPPLEMENTAL DATA:


Net assets, end of period (thousands)                                         $1,458        $444        $439

RATIO TO AVERAGE NET ASSETS OF:


   Operating expenses(6)                                                        1.90%(3)(7) 2.91%(7)    3.20%(3)
   Net investment income (loss)                                                 6.82%(3)    4.71%       4.27%(3)
Portfolio turnover                                                                40%(4)      95%        112%(4)

-------------------------------
(1)Computed using average shares outstanding.
(2)Maximum sales charge is not reflected in total return calculation.
(3)Annualized.
(4)Not Annualized.
(5)If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 3.13%, 5.67%, and 15.79% for the periods ended March 31, 2000 and September 30, 1999, and 1998, respectively.
(6)If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 4.41%, 9.50% and 11.22% for the periods ended March 31, 2000 and September 30, 1999 and 1998, respectively.
(7)For the periods ended March 31, 2000 and September 30, 1999, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.


34 Phoenix-Seneca Funds

--------------------------------------------------------------------------------

PHOENIX-SENECA MID-CAP "EDGE"(SM) FUND

                                                                      CLASS X
                                        ------------------------------------------------------------------

                                         SIX MONTHS                                                FROM
                                           ENDED                                                 INCEPTION
                                          3/31/00             YEAR ENDED SEPTEMBER 30,           3/8/96 TO
                                        (UNAUDITED)      1999         1998           1997         9/30/96
                                        -----------      ----         ----           ----        ---------
Net asset value, beginning of period       $17.78      $13.81        $16.47         $14.97        $10.00

INCOME FROM INVESTMENT OPERATIONS:


   Net investment income (loss)             (0.11)(1)   (0.21)(1)     (0.23)(1)      (0.17)         0.01
   Net realized and unrealized gain (loss)  13.54        4.72         (0.58)          1.84          4.96
                                            -----       -----         -----          -----         -----
     TOTAL FROM INVESTMENT OPERATIONS       13.43        4.51         (0.81)          1.67          4.97
                                            -----       -----         -----          -----         -----
LESS DISTRIBUTIONS:
   Dividends from net investment income        --          --            --          (0.07)           --
                                            -----       -----         -----          -----         -----
   Dividends from net realized gains        (2.06)      (0.54)        (1.85)         (0.10)           --
                                            -----       -----         -----          -----         -----
     TOTAL DISTRIBUTIONS                    (2.06)      (0.54)        (1.85)         (0.17)           --
                                            -----       -----         -----          -----         -----
Change in net asset value                   11.37        3.97         (2.66)          1.50          4.97
                                            -----       -----         -----          -----         -----
NET ASSET VALUE, END OF PERIOD             $29.15      $17.78        $13.81         $16.47        $14.97
                                            =====       =====         =====          =====         =====
Total return                                79.32%(4)   33.02%        (4.22)%        11.39%        49.70%(4)

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (thousands)     $19,034     $10,640        $8,940         $9,390        $7,428

RATIO TO AVERAGE NET ASSETS OF:

   Operating expenses                        1.43%(3)(5) 1.96%         2.10%(5)       1.74%(5)      0.90%(3)(5)
   Net investment income (loss)             (0.89)%(3)  (1.27)%       (1.49)%        (0.97)%        0.27%(3)
Portfolio turnover                             95%(4)     192%          206%        283.60%        72.34%(4)


                                                                      CLASS A
                                        ------------------------------------------------------------------

                                         SIX MONTHS                                                FROM
                                           ENDED                                                 INCEPTION
                                          3/31/00             YEAR ENDED SEPTEMBER 30,           3/8/96 TO
                                        (UNAUDITED)      1999         1998            1997        9/30/96
                                        -----------      ----         ----            ----       ---------
Net asset value, beginning of period       $17.60      $13.75        $16.49         $14.94         $10.00

INCOME FROM INVESTMENT OPERATIONS:


   Net investment income (loss)             (0.13)(1)   (0.31)(1)     (0.30)(1)      (0.25)         (0.01)
   Net realized and unrealized gain (loss)  13.36        4.70         (0.59)          1.90           4.95
                                            -----       -----         -----          -----          -----
     TOTAL FROM INVESTMENT OPERATIONS       13.23        4.39         (0.89)          1.65           4.94
                                            -----       -----         -----          -----          -----
LESS DISTRIBUTIONS:
   Dividends from net investment income        --          --            --             --             --
                                            -----       -----         -----          -----          -----
   Dividends from net realized gains        (2.06)      (0.54)        (1.85)         (0.10)            --
                                            -----       -----         -----          -----          -----
     TOTAL DISTRIBUTIONS                    (2.06)      (0.54)        (1.85)         (0.10)            --
                                            -----       -----         -----          -----          -----
Change in net asset value                   11.17        3.85         (2.74)          1.55           4.94
                                            -----       -----         -----          -----          -----
NET ASSET VALUE, END OF PERIOD             $28.77      $17.60        $13.75         $16.49         $14.94
                                            =====       =====         =====          =====          =====
Total return(2)                             78.98%(4)   32.27%        (4.74)%        11.25%         49.30%(4)

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (thousands)     $27,243      $6,457        $3,666         $2,419         $1,355

RATIO TO AVERAGE NET ASSETS OF:

   Operating expenses                        1.63%(3)(6) 2.51%         2.70%(6)       2.37%(6)       1.55%(3)(6)
   Net investment income (loss)             (1.08)%(3)  (1.81)%       (1.95)%        (1.60)%        (0.46)%(3)
Portfolio turnover                             95%(4)     192%          206%        283.60%         72.34%(4)


-------------------------------
(1) Computed using average shares outstanding.

(2) Maximum sales charge is not reflected in total return calculation.
(3) Annualized.
(4) Not Annualized.
(5) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.54%, 2.38%, 2.77% and 5.73% for the periods ended March 31, 2000 and September 30, 1998, 1997 and 1996, respectively.
(6) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.74%, 2.74%, 4.32% and 9.73% for the periods ended March 31, 2000 and September 30, 1998, 1997 and 1996, respectively.


                                                         Phoenix-Seneca Funds 35

--------------------------------------------------------------------------------

PHOENIX-SENECA MID-CAP "EDGE"(SM) FUND

                                                                                       CLASS B
                                                                   -----------------------------------------

                                                                   SIX MONTHS                         FROM
                                                                      ENDED           YEAR         INCEPTION
                                                                     3/31/00         ENDED         7/1/98 TO
                                                                   (UNAUDITED)      9/30/99         9/30/98
                                                                   -----------      -------        ---------
Net asset value, beginning of period                                 $17.41          $13.73          $17.15

INCOME FROM INVESTMENT OPERATIONS:

   Net investment income (loss)(1)                                    (0.25)          (0.47)          (0.09)
   Net realized and unrealized gain (loss)                            13.17            4.69           (3.33)
                                                                      -----           -----           -----
     TOTAL FROM INVESTMENT OPERATIONS                                 12.92            4.22           (3.42)
                                                                      -----           -----           -----
LESS DISTRIBUTIONS:
   Dividends from net investment income                                  --              --              --
                                                                      -----           -----           -----
   Dividends from net realized gains                                  (2.06)          (0.54)             --
                                                                      -----           -----           -----
     TOTAL DISTRIBUTIONS                                              (2.06)          (0.54)             --
                                                                      -----           -----           -----
Change in net asset value                                             10.86            3.68           (3.42)
                                                                      -----           -----           -----
NET ASSET VALUE, END OF PERIOD                                       $28.27          $17.41          $13.73
                                                                      =====           =====           =====
Total return(2)                                                       78.03%(4)       31.05%         (19.94)%(4)

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (thousands)                                $6,986          $1,676            $145

RATIO TO AVERAGE NET ASSETS OF:

   Operating expenses(5)                                               2.69%(3)        3.45%           3.45%(3)
   Net investment income (loss)                                       (2.14)%(3)      (2.78)%         (2.45)%(3)
Portfolio turnover                                                       95%(4)         192%            206%(4)


                                                                                       CLASS C
                                                                   -----------------------------------------

                                                                   SIX MONTHS                         FROM
                                                                      ENDED           YEAR         INCEPTION
                                                                     3/31/00         ENDED         7/1/98 TO
                                                                   (UNAUDITED)      9/30/99         9/30/98
                                                                   -----------      -------        ---------
Net asset value, beginning of period                                 $17.40          $13.72          $17.15

INCOME FROM INVESTMENT OPERATIONS:

   Net investment income (loss)(1)                                    (0.24)          (0.47)          (0.09)
   Net realized and unrealized gain (loss)                            13.16            4.69           (3.34)
                                                                      -----           -----           -----
     TOTAL FROM INVESTMENT OPERATIONS                                 12.92            4.22           (3.43)
                                                                      -----           -----           -----
LESS DISTRIBUTIONS:
   Dividends from net investment income                                  --              --              --
                                                                      -----           -----           -----
   Dividends from net realized gains                                  (2.06)          (0.54)             --
                                                                      -----           -----           -----
     TOTAL DISTRIBUTIONS                                              (2.06)          (0.54)             --
                                                                      -----           -----           -----
Change in net asset value                                             10.86            3.68           (3.43)
                                                                      -----           -----           -----
NET ASSET VALUE, END OF PERIOD                                       $28.26          $17.40          $13.72
                                                                      =====           =====           =====
Total return(2)                                                       78.07%(4)       31.07%         (20.00)%(4)

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (thousands)                                $7,255            $975            $103

RATIO TO AVERAGE NET ASSETS OF:

   Operating expenses(6)                                               2.58%(3)        3.45%           3.45%(3)
   Net investment income (loss)                                       (2.03)%(3)      (2.78)%         (2.44)%(3)
Portfolio turnover                                                       95%(4)         192%            206%(4)


-------------------------------
(1) Computed using average shares outstanding.

(2) Maximum sales charge is not reflected in total return calculation.
(3) Annualized.
(4) Not annualized.
(5) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 3.22%, 6.33% and 20.80% for the periods ended March 31, 2000 and September 30, 1999 and 1998, respectively.
(6) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 3.26%, 9.03% and 21.14% for the periods ended March 31, 2000 and September 30, 1999 and 1998, respectively.


36 Phoenix-Seneca Funds

--------------------------------------------------------------------------------

PHOENIX-SENECA REAL ESTATE SECURITIES FUND

                                                                      CLASS X
                                       --------------------------------------------------------------------

                                        SIX MONTHS                                                   FROM
                                          ENDED                                                   INCEPTION
                                         3/31/00            YEAR ENDED SEPTEMBER 30,              3/12/96 TO
                                       (UNAUDITED)      1999          1998          1997           9/30/96
                                       -----------      ----          ----          ----          ----------
Net asset value, beginning of period       $9.69       $11.11         $14.71        $11.10           $10.00

INCOME FROM INVESTMENT OPERATIONS:

   Net investment income (loss)             0.25(1)      0.47(1)        0.54          0.13             0.13
   Net realized and unrealized gain (loss)  0.09        (1.20)         (3.10)         3.77             1.10
                                           -----        -----          -----         -----            -----
     TOTAL FROM INVESTMENT OPERATIONS       0.34        (0.73)         (2.56)         3.90             1.23
                                           -----        -----          -----         -----            -----
LESS DISTRIBUTIONS:
    Dividends from net investment income   (0.36)       (0.44)         (0.46)        (0.28)           (0.13)
                                           -----        -----          -----         -----            -----
    Dividends from net realized gains         --        (0.25)         (0.58)        (0.01)              --
                                           -----        -----          -----         -----            -----
     TOTAL DISTRIBUTIONS                   (0.36)       (0.69)         (1.04)        (0.29)           (0.13)
                                           -----        -----          -----         -----            -----
Change in net asset value                  (0.02)       (1.42)         (3.60)         3.61             1.10
                                           -----        -----          -----         -----            -----
NET ASSET VALUE, END OF PERIOD             $9.67        $9.69         $11.11        $14.71           $11.10
                                           =====        =====          =====         =====            =====
Total return                                3.75%(4)    (6.66)%       (18.33)%       35.44%           12.39%(4)

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (thousands)    $15,241      $17,346        $21,794       $28,193           $1,073

RATIO TO AVERAGE NET ASSETS OF:

   Operating expenses                       1.86%(3)     1.66%          1.47%         1.99%(5)         1.00%(3)(5)
   Net investment income (loss)             5.36%(3)     4.50%          4.14%         2.38%            4.39%(3)
Portfolio turnover                            23%(4)        5%            53%        75.68%           30.70%(4)


                                                                        CLASS A
                                       ----------------------------------------------------------------------

                                        SIX MONTHS                                                    FROM
                                          ENDED                                                    INCEPTION
                                         3/31/00             YEAR ENDED SEPTEMBER 30,             3/12/96 TO
                                       (UNAUDITED)       1999          1998          1997          9/30/96
                                       -----------       ----          ----          ----         ----------
Net asset value, beginning of period       $9.54        $11.00        $14.68        $11.08          $10.00

INCOME FROM INVESTMENT OPERATIONS:

   Net investment income (loss)             0.19(1)       0.32(1)       0.35          0.03(1)         0.13
   Net realized and unrealized gain (loss)  0.10         (1.19)        (3.08)         3.78            1.08
                                           -----         -----         -----         -----           -----
     TOTAL FROM INVESTMENT OPERATIONS       0.29         (0.87)        (2.73)         3.81            1.21
                                           -----         -----         -----         -----           -----
LESS DISTRIBUTIONS:
    Dividends from net investment income   (0.31)        (0.34)        (0.37)        (0.20)          (0.13)
                                           -----         -----         -----         -----           -----
    Dividends from net realized gains         --         (0.25)        (0.58)        (0.01)             --
                                           -----         -----         -----         -----           -----
     TOTAL DISTRIBUTIONS                   (0.31)        (0.59)        (0.95)        (0.21)          (0.13)
                                           -----         -----         -----         -----           -----
Change in net asset value                  (0.02)        (1.46)        (3.68)         3.60            1.08
                                           -----         -----         -----         -----           -----
NET ASSET VALUE, END OF PERIOD             $9.52         $9.54        $11.00        $14.68          $11.08
                                           =====         =====         =====         =====           =====
Total return(2)                             3.18%(4)     (7.97)%      (19.52)%       34.54%          12.22%(4)

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (thousands)       $891          $919        $1,357        $3,176            $222

RATIO TO AVERAGE NET ASSETS OF:

   Operating expenses                       3.05%(3)(6)   3.05%(5)      2.76%         2.91%(6)        1.65%(3)(6)
   Net investment income (loss)             4.16%(3)      3.13%         2.45%         1.37%           4.61%(3)
Portfolio turnover                            23%(4)         5%           53%        75.68%          30.70%(4)

-------------------------------
(1) Computed using average shares outstanding.
(2) Maximum sales charge is not reflected in total return calculation.
(3) Annualized.
(4) Not annualized.
(5) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.99% and 53.04% for the periods ended September 30, 1997 and 1996, respectively.
(6) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 4.80%, 4.27%, 3.79% and 73.01% for the periods ended March 31, 2000 and September 30, 1999, 1997 and 1996, respectively.


                                                         Phoenix-Seneca Funds 37

--------------------------------------------------------------------------------

PHOENIX-SENECA REAL ESTATE SECURITIES FUND

                                                                                     CLASS B
                                                                    ---------------------------------------

                                                                     SIX MONTHS                      FROM
                                                                       ENDED          YEAR        INCEPTION
                                                                      3/31/00         ENDED       7/1/98 TO
                                                                    (UNAUDITED)      9/30/99       9/30/98
                                                                    -----------      -------      ---------
Net asset value, beginning of period                                    $9.55         $11.01        $12.58

INCOME FROM INVESTMENT OPERATIONS:

   Net investment income (loss)                                          0.13(1)        0.29(1)(8)    0.07(1)
   Net realized and unrealized gain (loss)                               0.11          (1.22)        (1.58)
                                                                        -----          -----         -----
     TOTAL FROM INVESTMENT OPERATIONS                                    0.24          (0.93)        (1.51)
                                                                        -----          -----         -----
LESS DISTRIBUTIONS:
   Dividends from net investment income                                 (0.27)         (0.28)        (0.06)
                                                                        -----          -----         -----
   Dividends from net realized gains                                       --          (0.25)           --
                                                                        -----          -----         -----
     TOTAL DISTRIBUTIONS                                                (0.27)         (0.53)        (0.06)
                                                                        -----          -----         -----
Change in net asset value                                               (0.03)         (1.46)        (1.57)
                                                                        -----          -----         -----
NET ASSET VALUE, END OF PERIOD                                          $9.52          $9.55        $11.01
                                                                        =====          =====         =====
Total return(2)                                                          2.72%(4)      (8.59)%      (11.97)%(5)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                                    $166           $197           $91
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                                    3.80%(3)       3.80%(6)      3.80%(3)
   Net investment income (loss)                                          3.04%(3)       2.79%         2.50%(3)
Portfolio turnover                                                         23%(4)          5%           53%(4)


                                                                                     CLASS C
                                                                    ---------------------------------------


                                                                     SIX MONTHS                      FROM
                                                                       ENDED          YEAR        INCEPTION
                                                                      3/31/00         ENDED       7/1/98 TO
                                                                    (UNAUDITED)      9/30/99       9/30/98
                                                                    -----------      -------      ---------
Net asset value, beginning of period                                    $9.55         $11.01        $12.58

INCOME FROM INVESTMENT OPERATIONS:

   Net investment income (loss)                                          0.16(1)        0.29(1)       0.07
   Net realized and unrealized gain (loss)                               0.08          (1.22)        (1.58)
                                                                        -----          -----         -----
     TOTAL FROM INVESTMENT OPERATIONS                                    0.24          (0.93)        (1.51)
                                                                        -----          -----         -----
LESS DISTRIBUTIONS:
   Dividends from net investment income                                 (0.27)         (0.28)        (0.06)
                                                                        -----          -----         -----
   Dividends from net realized gains                                       --          (0.25)           --
                                                                        -----          -----         -----
     TOTAL DISTRIBUTIONS                                                (0.27)         (0.53)        (0.06)
                                                                        -----          -----         -----
Change in net asset value                                               (0.03)         (1.46)        (1.57)
                                                                        -----          -----         -----
NET ASSET VALUE, END OF PERIOD                                          $9.52          $9.55        $11.01
                                                                        =====          =====         =====
Total return(2)                                                          2.72%(4)      (8.58)%      (11.97)%(4)

RATIOS/SUPPLEMENTAL DATA:


Net assets, end of period (thousands)                                    $205           $200           $88
RATIO TO AVERAGE NET ASSETS OF:

   Operating expenses                                                    3.80%(3)       3.80%         3.80%(3)
   Net investment income (loss)                                          3.48%(3)       2.80%         2.44%(3)
Portfolio turnover                                                         23%             5%           53%(4)

-------------------------------
(1) Computed using average shares outstanding.
(2) Maximum sales charge is not reflected in total return calculation.
(3) Annualized.
(4) Not annualized.
(5) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 19.86%, 18.50% and 22.08% for the periods ended March 31, 2000 and September 30, 1999 and 1998, respectively.
(6) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 16.09%, 19.95%, and 22.93% for the periods ended March 31, 2000 and September 30, 1999, and 1998, respectively.


38 Phoenix-Seneca Funds

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

STATEMENT OF ADDITIONAL INFORMATION


The funds have filed a Statement of Additional Information about the funds, dated September 29, 2000 with the Securities and Exchange Commission. The Statement contains more detailed information about the funds. It is incorporated into this prospectus by reference and is legally part of the prospectus. You may obtain a free copy of the Statement:


o by writing to Phoenix Equity Planning Corporation, 100 Bright Meadow Blvd., P.O. Box 2200, Enfield, Connecticut 06083-2200 or

o        by calling (800) 243-4361.

You may also obtain information about the funds from the Securities and Exchange
Commission:

o        through its internet site (http://www.sec.gov),

o        by visiting its Public Reference Room in Washington, DC,

o by writing to its Public Reference Section, Washington, DC 20549-0102 (a fee may be charged), or

o        by electronic request at publicinfo@sec.gov (a fee may be charged).

Information about the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

SHAREHOLDER REPORTS

The funds semiannually mail to shareholders detailed reports containing information about each fund's investments. The funds' Annual Report contains a detailed discussion of the market conditions and investment strategies that significantly affected the funds' performance from October 1 through September
30. You may request a free copy of the funds' Annual and Semiannual Reports:

o        by writing to Phoenix Equity Planning Corporation, 100 Bright Meadow
         Blvd.,
         P.O. Box 2200, Enfield, Connecticut 06083-2200 or

o        by calling (800) 243-4361.

                        CUSTOMER SERVICE: (800) 243-1574
                            MARKETING: (800) 243-4361
                        TELEPHONE ORDERS: (800) 367-5877
                 TELECOMMUNICATION DEVICE (TTY): (800) 243-1926



SEC File Nos. 33-65137 and 811-7455             [logo] Printed on recycled paper
                                                       using soybean ink


                                                               Phoenix-Seneca 39

                              PHOENIX-SENECA FUNDS
                                     PART B
                            PHOENIX-SENECA BOND FUND

                      PHOENIX-SENECA MID-CAP "EDGE"(SM) FUND
                   PHOENIX-SENECA REAL ESTATE SECURITIES FUND

                 (each a "Fund" and collectively, the "Funds")



                       STATEMENT OF ADDITIONAL INFORMATION

                               September 29, 2000

   This Statement of Additional Information is not a prospectus, but expands upon and supplements the information contained in the current prospectus of the Phoenix-Seneca Funds (the "Trust"), dated September 29, 2000, and should be read in conjunction with it. The Trust's prospectus may be obtained by calling Phoenix Equity Planning Corporation ("Equity Planning") at (800) 243-4361 or by writing to Equity Planning at 100 Bright Meadow Boulevard, Enfield, Connecticut 06083-2200.





                                TABLE OF CONTENTS

                                                                            PAGE

The Trust .................................................................    1
Investment Restrictions ...................................................    1
Investment Techniques and Risks ...........................................    2
Calculation of the Funds' Performance......................................   13
Portfolio Turnover ........................................................   15
Portfolio Brokerage .......................................................   15
Services of the Adviser....................................................   16
Net Asset Value ...........................................................   18
How To Buy Shares .........................................................   19
Alternative Purchase Arrangements .........................................   19
Investor Account Services .................................................   22
How To Redeem Shares ......................................................   24
Tax Sheltered Retirement Plans ............................................   25
Dividends, Distributions and Taxes ........................................   25
The Distributor ...........................................................   28
Distribution Plans ........................................................   29
Management of the Trust ...................................................   30
Additional Information ....................................................   38
Appendix ..................................................................   40
Glossary ..................................................................   41






                        Customer Service: (800) 243-1574
                            Marketing: (800) 243-4361
                        Telephone Orders: (800) 367-5877
                Telecommunications Device (TTY) - (800) 243-1926

PXP 2069B  (9/00)

                                    THE TRUST


   The Trust is an open-end management company which was organized under Delaware law in 1995 as a business trust. The Trust consists of three separate
Funds: the Phoenix-Seneca Bond Fund; the Phoenix-Seneca Mid-Cap "EDGE"(SM) Fund; and the Phoenix-Seneca Real Estate Securities Fund. Each Fund offers four Classes of Shares: Class X, Class A, Class B and Class C. Class X Shares are offered to institutional investors, such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, and corporations, and others who purchase in certain minimum amounts. The three additional Classes of Shares may be purchased at a price equal to their net asset value per share, plus a sales charge which, at the election of the purchaser, may be imposed (i) at the time of purchase (Class A) or (ii) on a contingent deferred basis (Class B and Class C).

   The Trust (formerly called the "Seneca Funds") was renamed the Phoenix-Seneca Funds in connection with the effectiveness of new investment advisory agreements with Phoenix Investment Counsel, Inc. ("PIC") and Seneca Capital Management LLC ("Seneca"). At the same time, the Seneca Bond Fund was renamed the Phoenix-Seneca Bond Fund, the Seneca Mid-Cap "EDGE"(SM) Fund was renamed the Phoenix-Seneca Mid-Cap "EDGE"(SM) Fund and the Seneca Real Estate Securities Fund was renamed the Phoenix-Seneca Real Estate Securities Fund.

   The Fund's Prospectus describes the investment objectives of the Fund and the principal strategies that the Fund will employ in seeking to achieve its investment objective. The following discussion describes the Fund's investment policies and techniques and supplements the description of the Fund's principal strategies in the Prospectus.



                             INVESTMENT RESTRICTIONS


   The following investment restrictions have been adopted by the Trust with respect to each of the Funds. Except as otherwise stated, these investment restrictions are "fundamental" policies. A "fundamental" policy is defined in the 1940 Act to mean that the restriction cannot be changed without the vote of a "majority of the outstanding voting securities" of the Fund. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

   The Fund may not:

   (1) With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

   (2) Purchase securities if, after giving effect to the purchase, more than 25% of its total assets would be invested in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or its agencies or instrumentalities).

   (3) Borrow money, except (i) in amounts not to exceed one third of the value of the Fund's total assets (including the amount borrowed) from banks, and (ii) up to an additional 5% of its total assets from banks or other lenders for temporary purposes. For purposes of this restriction, (a) investment techniques such as margin purchases, short sales, forward commitments, and roll transactions, (b) investments in instruments such as futures contracts, swaps, and options and (c) short-term credits extended in connection with trade clearance and settlement, shall not constitute borrowing.

   (4) Issue "senior securities" in contravention of the 1940 Act. Activities permitted by SEC exemptive orders or staff interpretations shall not be deemed to be prohibited by this restriction.

   (5) Underwrite the securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under applicable law.

   (6) Purchase or sell real estate, except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

   (7) Purchase or sell commodities or commodity contracts, except the Fund may purchase and sell derivatives (including, but not limited to, options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indexes, interest rates, securities, currencies and physical commodities).

   (8) Make loans, except that the Fund may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) participate in an interfund lending program with other registered investment companies.

   If any percentage restriction described above for the Fund is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Fund's assets will not constitute a violation of the restriction.


                         INVESTMENT TECHNIQUES AND RISKS

   The Funds may each utilize the following investment techniques in pursuing its investment objectives.


CORPORATE DEBT SECURITIES
   A Fund's investments in debt securities of domestic or foreign corporate issuers are limited to bonds, debentures, notes and other similar corporate debt instruments, including convertible securities that meet the Fund's minimum ratings criteria or if unrated are, in the Subadviser's opinion, comparable in quality to corporate debt securities that meet those criteria. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. Dollar and a foreign currency or currencies or to the value of commodities, such as gold.

   CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. It generally entitles the holder to receive interest paid or accrued until the security matures or is redeemed, converted, or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities. Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock, although the extent to which this is true depends in large measure on the degree to which the convertible security sells above its value as a fixed-income security.

   A convertible security may be subject to redemption or conversion at the option of the issuer at a predetermined price. If a convertible security held by a Fund is called for redemption, the Fund could be required to permit the issuer to redeem the security and convert it to the underlying common stock. The Phoenix-Seneca Bond Fund generally would invest in convertible securities for their favorable price characteristics and total return potential and would normally not exercise an option to convert. The Phoenix-Seneca Growth Fund and Phoenix-Seneca Mid-Cap "EDGE"(SM) Fund might be more willing to convert such securities to common stock.


   HIGH YIELD-HIGH RISK SECURITIES. Investments in below-investment grade securities (see Appendix for an explanation of the various ratings) generally provide greater income (leading to the name "high-yield" securities) and opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk. These securities are regarded as predominantly speculative as to the issuer's continuing ability to meet principal and interest payment obligations. The markets for these securities are relatively new and many of the outstanding high-yield securities have not endured a major business recession. A long-term track record on default rates, such as that for investment-grade corporate bonds, does not exist for these securities. Analysis of the creditworthiness of issuers of lower-quality debt securities may be more complex than for issuers of higher-quality debt securities.


   High-yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment-grade securities. The prices of high-yield securities have been found to be less sensitive to interest-rate changes than higher-quality investments, but more sensitive to adverse economic developments or individual corporate developments. A projection of an economic downturn or of a period of rising interests rates, for example, could cause a decline in high-yield securities prices because the advent of a recession could lessen the ability of a highly-leveraged company to make principal and interest payments. If an issuer of high-yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the Funds may incur additional expenses to seek recovery. Market prices of high-yield securities structured as zero-coupon or pay-in-kind securities are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities that pay interest periodically and in cash.


   The secondary market on which high-yield securities are traded may be less liquid than the market for higher-grade securities. Less liquidity could adversely affect the price at which a Fund could sell a high-yield security and could adversely affect the daily net asset value of the Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield securities, especially in a thinly-traded market. When secondary markets for these securities are less liquid than the market for higher-grade securities, it may be more difficult to value the high-yield securities because the valuation may require more research and judgment may play a greater role in valuation because of the lack of reliable, objective data.

DELAYED-DELIVERY TRANSACTIONS
   Each Fund may purchase securities on a when-issued or forward commitment basis. These transactions are also know as delayed-delivery transactions. (The phrase "delayed delivery" is not intended to include purchases where a delay in delivery involves only a brief period required by the selling party solely to locate appropriate certificates and prepare them for submission for clearance and settlement in the customary way.) Delayed-delivery transactions involve a commitment by a Fund to purchase or sell securities at a future date (ordinarily up to 90 days later). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitments are negotiated directly with the selling party.


   When-issued purchases and forward commitments enable a Fund to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For example, in periods of rising interest rates and falling bond prices, a Fund might sell debt securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, a Fund might sell securities it owns and purchase the same or similar securities on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher yields. A Fund will not enter into such transactions for the purpose of leverage.

   The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value will be reflected in the Fund's net asset value starting on the date of the agreement to purchase the securities, and the Fund will be subject to the rights and risks of ownership of the securities on that date. A Fund will not earn interest on securities it has committed to purchase until they are paid for and received.

   When a Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement will be included in the Fund's assets. Fluctuations in the market value of the underlying securities will not be reflected in the Fund's net asset value as long as the commitment to sell remains in effect. Settlement of when-issued purchases and forward commitment transactions generally takes place up to 90 days after the date of the transaction, but a Fund may agree to a longer settlement period.

   A Fund will make commitments to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into. A Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may realize a capital gain or loss in connection with these transactions.


   When a Fund purchases securities on a when-issued or forward-commitment basis, the custodian will maintain in a segregated account securities having a value (determined daily) at least equal to the amount of the Fund's purchase commitments. These procedures are designed to ensure that each Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases and forward commitments.

FINANCIAL FUTURES CONTRACTS AND RELATED OPTIONS
   The Funds may enter into interest rate, foreign currency and index futures contracts and purchase and sell options on such futures contracts ("futures options"). Each Fund may purchase and sell futures contracts for hedging purposes and in an attempt to increase total return. A futures contract is an agreement between two parties to buy and sell a security for a set price at a future time. Each Fund may also enter into index-based futures contracts and interest rate futures contracts. Futures contracts on indices provide for a final cash settlement on the expiration date based on changes in the relevant index. All futures contracts are traded on designated "contract markets" licensed and regulated by the Commodity Futures Trading Commission (the "CFTC") which, through their clearing corporations, guarantee performance of the contracts.


   Generally, while market interest rates increase, the value of outstanding debt securities declines (and vice versa). If a Fund holds long-term debt securities and the Subadviser anticipates a rise in long-term interest rates, it could, in lieu of disposing of its portfolio securities, enter into futures contracts for the sale of similar long-term securities. If rates increased and the value of a Fund's portfolio securities declined, the value of that Fund's futures contract would increase, thereby preventing net asset value from declining as much as it otherwise would have. If the Subadviser expects long-term interest rates to decline, a Fund might enter into futures contracts for the purchase of long-term securities, so that it could offset anticipated increases in the cost of such securities it intends to purchase while continuing to hold higher-yielding short-term securities or waiting or the long-term market to stabilize. Similar techniques may be used by the Funds to hedge stock market risk.

   Each Fund also may purchase and sell listed put and call options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the option period. When an option on a futures contract is exercised, settlement is effected by the payment of cash representing the difference between the current market price of the futures contract and the exercise price of the option. The risk of loss to a Fund purchasing an option on a futures contract is limited to the premium paid for the option.

   A Fund may purchase put options on futures contracts in lieu of, and for the same purpose as, its sale of a futures contract: to hedge a long position in the underlying futures contract. The purchase of call options on futures contracts is intended to serve the same purpose as the actual purchase of the futures contract.

   A Fund would write a call option on a futures contract in order to hedge against a decline in the prices of the securities underlying the futures contracts. If the price of the futures contract at expiration is below the exercise price, the applicable Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

   The writing of a put option on a futures contract is similar to the purchase of the futures contract, except that, if market price declines, a Fund would pay more than the market price for the underlying securities. The net cost to a Fund will be reduced, however, by the premium received on the sale of the put, less any transaction costs.

   Each Fund may engage in "straddle" transactions, which involve the purchase or sale of combinations of call and put options on the same underlying securities or futures contracts.

   In purchasing and selling futures contracts and related options, each Fund intends to comply with rules and interpretations of the CFTC and of the SEC.


   LIMITATIONS ON FINANCIAL FUTURES AND RELATED OPTIONS. Each Fund will engage in futures and related options transactions only for bona fide hedging purposes in accordance with CFTC regulations or in an attempt to increase total return to the extent permitted by such regulations. In hedging transactions, a Fund will seek to invest in futures contracts and futures options the prices of which are substantially related to price fluctuations in securities held by the Fund or which it expects to purchase. Except as stated below, a Fund's futures transactions will be entered into for traditional hedging purposes--that is, futures contracts will be sold to protect against a decline in the price of securities that the Fund owns, or futures contracts will be purchased to protect the Fund against an increase in the price of securities it intends to purchase. As evidence of this hedging intent, the Fund expects that on 75% or more of the occasions on which it takes a long futures (or option) position (involving the purchase of futures contracts), a Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities in the cash market at the time when the futures (or option) position is closed out. However, in particular cases, when it is economically advantageous for a Fund to do so, a long futures position may be terminated (or an option may expire) without the corresponding purchase of securities. As an alternative to compliance with the bona fide hedging definition, a CFTC regulation permits a Fund to elect to comply with a different test, under which the sum of the amounts of initial margin deposits and premiums on its futures positions entered into for the purpose of seeking to increase total return (net of the amount the positions were "in the money" at the time of purchase) would not exceed 5% of that Fund's net assets, after taking into account unrealized gains and losses on such positions. A Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for maintaining its qualification as a regulated investment company for Federal income tax purposes (see "Dividends, Distributions, and Tax Status").


   A Fund will be required, in connection with transactions in futures contracts and the writing of options on futures contracts, to make margin deposits, which will be held by the Fund's custodian (or a subcustodian) for the benefit of the merchant through whom a Fund engages in such futures and options transactions. In the case of futures contracts or options thereon requiring the Fund to purchase securities, the Fund must segregate liquid assets in an account maintained by the Custodian to cover such contracts and options that is marked to market daily.

FOREIGN CURRENCY EXCHANGE-RELATED SECURITIES

   FOREIGN CURRENCY WARRANTS. Foreign currency warrants such as Currency Exchange Warrants ("CEWs") are warrants that entitle the holder to receive from the issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) that is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk that, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may be used to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese yen or German deutschemark. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. Upon exercise of warrants, there may be a delay between the time the holder gives instructions to exercise and the time the exchange rate relating to exercise is determined, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining "time value" of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, if the warrants were "out-of-the-money," in a total loss of the purchase price of the warrants. Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the OCC. Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

   PRINCIPAL EXCHANGE RATE LINKED SECURITIES. Principal exchange rate linked securities (or "PERLS") are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on "standard" principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; "reverse" PERLS are like the "standard" securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). PERLS may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

   PERFORMANCE INDEXED PAPER. Performance indexed paper (or "PIPs") is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.


FOREIGN SECURITIES

   Each of the Funds may invest in U.S. dollar- or foreign currency-denominated corporate debt securities of foreign issuers (including preferred or preference stock), certain foreign bank obligations and U.S. dollar- or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities.


   Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), political instability which may affect U.S. investments in foreign countries and potential restrictions on the flow of international capital. In addition, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar.

   ADRs are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer, and are publicly traded on exchanges or over-the-counter in the United States. ADRs may be issued as sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program.

   Each of the Funds also may purchase and sell foreign currency options and foreign currency futures contracts and related options and enter into forward foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities. The Funds may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

   A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect a Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. Open positions in such forward contracts are covered by the segregation with the Trust's custodian of high quality short-term investments and are marked to market daily. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the currencies being hedged against, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase.

ILLIQUID AND RESTRICTED SECURITIES

   Each Fund may invest in "illiquid investments," including "restricted securities" (i.e., securities that would be required to be registered prior to distribution to the public), securities that are not readily marketable, repurchase agreements maturing in more than seven days and privately issued stripped mortgage-backed securities.


   Certain "restricted" securities may be resold to qualified institutional buyers without restriction pursuant to Rule 144A under the Securities Act of 1933. If a sufficient dealer or institutional trading market exists for such a security, it may not be considered "illiquid." The Trustees have adopted guidelines and delegated to the Subadviser the daily function of determining and monitoring the liquidity of restricted securities and determining whether a Rule 144A security restricted security should be considered "illiquid." The Trustees, however, retain oversight and are ultimately responsible for the determinations. Please see the non-fundamental investment restrictions for further limitations regarding the Funds' investments in restricted and illiquid securities.


LENDING PORTFOLIO SECURITIES

   Each Fund may seek to increase its income by lending portfolio securities. Under present regulatory policies, such loans may be made to financial institutions, such as broker-dealers, and must be collateralized continuously with cash, cash equivalents, irrevocable letters of credit, or U.S. Government securities maintained on a current basis at an amount at least equal to the market value of the securities lent. For the duration of a loan, the Fund would receive the equivalent of the interest or dividends paid by the issuer on the securities lent and would also receive compensation from the investment of the collateral. The Fund would not have the right to vote any securities having voting rights during the existence of the loan, but the Fund could call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms considered by the Subadviser to be qualified, and when, in the judgment of the Subadviser, the consideration that can be earned currently from securities loans of this type justifies the attendant risk. The value of the securities lent may not exceed one-third of the value of the total assets of the Fund.

   A Fund may pay reasonable negotiated fees to the Custodian in connection with loaned securities as long as such fees are pursuant to a contract approved by the Trustees.


MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES
   MORTGAGE PASS-THROUGH SECURITIES. These are interests in pools of mortgage loans, assembled and issued by various governmental, government-related, and private organizations. Unlike other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates, these securities provide a monthly payment consisting of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs. "Modified pass-through" securities (such as securities issued by the Government National Mortgage Association ("GNMA")) entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.


   The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration insured or Veterans Administration guaranteed mortgages.


   Government-related guarantors whose obligations are not backed by the full faith and credit of the United States Government include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. FHLMC is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") that represent interests in conventional mortgages from FHLMC's national portfolio. FNMA and FHLMC guarantee the timely payment of interest and ultimate collection of principal on securities they issue, but their guarantees are not backed by the full faith and credit of the United States Government.

   Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments for such securities. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Funds may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Subadviser determines that the securities meet the Funds' quality standards. Securities issued by certain private organizations may not be readily marketable.

   Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Funds' industry concentration restrictions, set forth below under "Investment Restrictions," by virtue of the exclusion from the test available to all U.S. Government securities. The Funds will take the position that privately-issued mortgage-related securities do not represent interests in any particular "industry" or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the Federal Housing Administration or the Department of Veterans Affairs. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

   COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS). A CMO is similar to a bond in that interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans or by portfolios of mortgage pass-through securities guaranteed by entities such as GNMA, FHLMC, or FNMA, and their income streams.

   CMOs are typically structured in multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes typically receive principal only after the first class has been retired. An investor may be partially guarded against a sooner than desired return of principal because of the sequential payments.


   FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates and are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semiannually rather than monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule. Sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payments of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking-fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date. If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.


   CMO RESIDUALS. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans. As described above, the cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The "residual" in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and, in particular, the prepayment experience on the mortgage assets. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.

   CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. CMO residuals may be subject to certain restrictions on transferability, may be deemed "illiquid," and may be subject to a Fund's limitations on investment in illiquid securities.


   STRIPPED MORTGAGE-BACKED SECURITIES. Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. They may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup fully its initial investment in these securities even if the security is in one of the highest rating categories.


   Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

   A Fund may invest in other mortgage-related securities with features similar to those described above, to the extent consistent with the Fund's investment objectives and policies.


   OTHER ASSET-BACKED SECURITIES. Through trusts and other special purpose entities, various types of securities based on financial assets other than mortgage loans are increasingly available, in both pass-through structures similar to mortgage pass-through securities described above and in other structures more like CMOs. As with mortgage-related securities, these asset-backed securities are often backed by a pool of financial assets representing the obligations of a number of different parties. They often include credit- enhancement features similar to mortgage-related securities.


   Financial assets on which these securities are based include automobile receivables; credit card receivables; loans to finance boats, recreational vehicles, and mobile homes; computer, copier, railcar, and medical equipment leases; and trade, healthcare, and franchise receivables. In general, the obligations supporting these asset-backed securities are of shorter maturities than mortgage loans and are less likely to experience substantial prepayments. However, obligations such as credit card receivables are generally unsecured and the obligors are often entitled to protection under a number of state and federal consumer credit laws granting, among other things, rights to set off certain amounts owed on the credit cards, thus reducing the balance due. Other obligations that are secured, such as automobile receivables, may present issuers with difficulties in perfecting and executing on the security interests, particularly where the issuer allows the servicers of the receivables to retain possession of the underlying obligations, thus increasing the risk that recoveries on defaulted obligations may not be adequate to support payments on the securities.

   The Subadviser expects additional assets will be "securitized" in the future. A Fund may invest in any such instruments or variations on them to the extent consistent with the Fund's investment objectives and policies.


OPTIONS
   The Funds may purchase and sell (write) both put options and call options on securities, securities indexes, and foreign currencies. The purpose of writing covered put and call options generally is to hedge against fluctuations in the market value of a Fund's portfolio securities. Each Fund may purchase or sell call and put options on securities indices for a similar purpose. Such a hedge is limited to the degree that the extent of the price change of the underlying security is less than the difference between the option premium received by the Fund and the option strike price. To the extent the underlying security's price change exceeds this amount, written put and call options will not provide an effective hedge.


   WRITING CALL OPTIONS. Each Fund may write (sell) covered call options on securities ("calls") when the Subadviser considers such sales appropriate. When a Fund writes a call, it receives a premium and grants the purchaser the right to buy the underlying security at any time during the call period (usually between three and nine months) at a fixed exercise price regardless of market price changes during the call period. If the call is exercised, the Fund forgoes any gain but is not subject to any loss on any change in the market price of the underlying security relative to the exercise price. A Fund will write such options subject to any applicable limitations or restrictions imposed by law.

   A written call option is covered if the Fund owns the security underlying the option. A written call option may also be covered by purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position. In addition, the Fund may cover such options with any assets, including equity securities and non-investment grade debt so long as the assets are liquid, unencumbered and marked to market daily ("liquid assets"), in a segregated account in amounts sufficient to ensure that it is able to meet its obligations under the written call should it be exercised. This method does not reduce the potential loss to the Fund should the value of the underlying security increase and the option be exercised.

   PURCHASING CALL OPTIONS. Each Fund may purchase a call option when the Subadviser believes the value of the underlying security will rise or to effect a "closing purchase transaction" as to a call option the Fund has written
(sold). A Fund will realize a profit (or loss) from a closing purchase transaction if the amount paid to purchase a call is less (or more) than the amount received from the sale thereof.

   WRITING PUT OPTIONS. A put option written by a Fund obligates the Fund to purchase the specified security at a specified price if the option is exercised at any time before the expiration date. A written put option may be covered with liquid assets in a segregated account. While this may help ensure that a Fund will have sufficient assets to meet its obligations under the option contract should it be exercised, it will not reduce the potential loss to the Fund should the value of the underlying security decrease and the option be exercised.

   PURCHASING PUT OPTIONS. A Fund may purchase a put option when the Subadviser believes the value of the underlying security will decline. A Fund may purchase put options on securities in its portfolio in order to hedge against a decline in the value of such securities ("protective puts") or to effect closing purchase transactions as to puts it has written. A Fund will realize a profit (or loss) from a closing purchase transaction if the amount paid to purchase a put is less (or more) than the amount received from the sale thereof.

   OPTIONS ON SECURITIES INDICES. Unlike a stock option, which gives the holder the right to purchase or sell a specified stock at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the difference between the exercise price of the option and the value of the underlying securities index on the exercise date multiplied by (ii) a fixed "index multiplier." Like an option on a specific security, when a Fund purchases a put or a call option on an index, it places the entire amount of the premium paid at risk, for if, at the expiration date, the value of the index has decreased below the exercise price (in the case of a call) or increased above the exercise price (in the case of a put), the option will expire worthless.

   A securities index fluctuates with changes in the market values of the stocks included in the index. For example, some securities index options are based on a broad market index such as the S&P 500. Others are based on a narrower market index such as the Standard & Poor's 100 Stock Index. Indices may also be based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on securities indices are currently traded on the Chicago Board Options Exchange, the New York Stock Exchange ("NYSE") and the American Stock Exchange.

   Funds may purchase put options on securities indices to hedge against an anticipated decline in stock market prices that might adversely affect the value of a Fund's portfolio securities. If a Fund purchases such a put option, the amount of the payment it would receive upon exercising the option would depend on the extent of any decline in the level of the securities index below the exercise price. Such payments would tend to offset a decline in the value of the Fund's portfolio securities. However, if the level of the securities index increases and remains above the exercise price while the put option is outstanding, a Fund will not be able to profitably exercise the option and will lose the amount of the premium and any transaction costs. Such loss may be partially or wholly offset by an increase in the value of a Fund's portfolio securities.

   A Fund may purchase call options on securities indices in order to participate in an anticipated increase in stock market prices or to offset anticipated price increases on securities that it intends to buy in the future. If a Fund purchases a call option on a securities index, the amount of the payment it would receive upon exercising the option would depend on the extent of any increase in the level of the securities index above the exercise price. Such payments would in effect allow the Fund to benefit from stock market appreciation even though it may not have had sufficient cash to purchase the underlying stocks. Such payments may also offset increases in the prices of stocks that the Fund intends to purchase. If, however, the level of the securities index declines and remains below the exercise price while the call option is outstanding, a Fund will not be able to exercise the option profitably and will lose the amount of the premium and transaction costs. Such loss may be partially or wholly offset by a reduction in the price a Fund pays to buy additional securities for its portfolio.

   Each of the Funds may write (sell) covered call or put options on a securities index. Such options may be covered by purchasing an offsetting option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position or by owning securities whose price changes are expected to be similar to those of the underlying index or by having an absolute and immediate right to acquire such securities without additional cash consideration or for additional cash consideration (held in a segregated account by its custodian) upon conversion or exchange of other securities in their respective portfolios. In addition, the Fund may cover such options by maintaining liquid assets with a value equal to the exercise price in a segregated account with the Custodian or by using the other methods described above.

   The extent to which options on securities indices will provide a Fund with an effective hedge against interest rate or stock market risk will depend on the extent to which the stocks comprising the indices correlate with the composition of the Fund's portfolio. Moreover, the ability to hedge effectively depends upon the ability to predict movements in interest rates or the stock market. Some options on securities indices may not have a broad and liquid secondary market, in which case options purchased by the Fund may not be closed out and the Fund could lose more than its option premium when the option expires.

   The purchase and sale of option contracts is a highly specialized activity that involves investment techniques and risks different from those ordinarily associated with investment companies. Transaction costs relating to options transactions may tend to be higher than the costs of transactions in securities. In addition, if a Fund were to write a substantial number of option contracts that are exercised, the portfolio turnover rate of that Fund could increase.

   FOREIGN CURRENCY OPTIONS. A Fund may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A call option on a foreign currency gives the purchaser of the option the right to buy a foreign currency at the exercise price until the option expires. A put option gives the option-holder a similar right to sell the underlying currency. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. Over-the-counter options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

PARTICIPATION INTERESTS

   The Bond Fund may purchase from banks participation interests in all or part of specific holdings of debt obligations. Each participation interest is backed by an irrevocable letter of credit or guarantee of the selling bank that the Subadviser has determined meets the prescribed quality standards of each Fund. Thus, even if the credit of the issuer of the debt obligation does not meet the quality standards of the Fund, the credit of the selling bank will.

REITS AND OTHER REAL ESTATE-RELATED INVESTMENTS
   The value of investments in issuers that hold real estate, particularly equity REITs, may be affected by changes in the values of real properties owned by the issuers, and the value of investments in mortgage REITs may also be affected by the quality of the credit they have extended. Investments in businesses related to the real estate industry may also be affected by changes in the value of real estate generally or in particular geographical areas in which the businesses operate primarily. Interest rates can be a significant factor both in real estate values and in related businesses. Increases in interest rates can cause or contribute to declines in real estate prices and can cause or contribute to declines in real estate prices and can cause slowdowns in such related businesses as real estate sales and construction.


   Investing in REITs, particularly equity REITs, may also involve risks similar to those associated with small-capitalization companies, in that their securities may trade less frequently and in a lower volume than those of larger-capitalization companies and may be subject to abrupt and large price movements. At times, the market price of a REIT's securities may be less than the value of its investments in real estate. REITs often are not diversified and are therefore subject to the risk of financing a limited number of projects or properties. REITs depend on the skills of their management and are often heavily dependent on cash flow from properties. Mortgage REITs are subject to risks of default by borrowers. Some REITs are "self-liquidating"--i.e., their existence is limited to a specific term--and present the risk of liquidating at a time that is not economically opportune for their investors. REITs also run the risks of failing to qualify for special tax treatment under the Code and of maintaining exemptions under the 1940 Act.

REPURCHASE AGREEMENTS
   Each Fund may enter into repurchase agreements with banks, broker-dealers or other financial institutions in order to generate additional current income. Under a repurchase agreement, a Fund acquires a security from a seller subject to resale to the seller at an agreed upon price and date. The resale price reflects an agreed upon interest rate effective for the time period the security is held by the Fund. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase price may be the same, with interest payable to the Fund at a stated rate together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the security. Typically, repurchase agreements are in effect for one week or less, but may be in effect for longer periods of time. Repurchase agreements of more than one week's duration are subject to each Fund's limitation on investments in illiquid securities.

   Repurchase agreements are considered by the Securities and Exchange Commission (the "SEC") to be loans by the purchaser collateralized by the underlying securities. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the Funds will generally enter into repurchase agreements only with domestic banks with total assets in excess of one billion dollars, primary dealers in U.S. Government securities reporting to the Federal Reserve Bank of New York or broker-dealers approved by the Trustees of the Trust. The Subadviser will monitor the value of the underlying securities throughout the term of the agreement to attempt to ensure that their market value always equals or exceeds the agreed-upon repurchase price to be paid to a Fund. Each Fund will maintain a segregated account with its custodian, or a subcustodian for the securities and other collateral, if any, acquired under a repurchase agreement for the term of the agreement.

   In addition to the risk of the seller's default or a decline in value of the underlying security (see "Investment Practices and Risk Considerations--Repurchase Agreements" in the prospectus), a Fund also might incur disposition costs in connection with liquidating the underlying securities. If the seller becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by a Fund not within the control of that Fund and therefore subject to sale by the seller's trustee in bankruptcy. Finally, it is possible that a Fund may not be able to perfect its interest in the underlying security and may be deemed an unsecured creditor of the seller.

SHORT SALES
   The Funds may sell securities short as part of their overall portfolio management strategies involving the use of derivative instruments and to offset potential declines in long positions in similar securities. A short sale is a transaction in which a Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

   When a Fund makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Fund is required to make a margin deposit in connection with such short sales; the Fund may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

   If the price of the security sold short increases between the time of the short sale and the time the Fund covers its short position, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.


   To the extent a Fund sells securities short, it will provide collateral to the broker-dealer and (except in the case of short sales "against the box") will maintain additional asset coverage in the form of liquid assets with its custodian in a segregated account in an amount at least equal to the difference between the current market value of the securities sold short and any amounts required to be deposited as collateral with the selling broker (not including the proceeds of the short sale). A short sale is "against the box" to the extent the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.


SPECIAL CONSIDERATIONS AND RISKS RELATED TO OPTIONS AND FUTURES TRANSACTIONS
   Exchange markets in options on certain securities are a relatively new and untested concept. It is impossible to predict the amount of trading interest that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

   The exchanges will not continue indefinitely to introduce new expirations to replace expiring options on particular issues because trading interest in many issues of longer duration tends to center on the most recently auctioned issues. The expirations introduced at the commencement of options trading on a particular issue will be allowed to run out, with the possible addition of a limited number of new expirations as the original expirations expire. Options trading on each issue of securities with longer durations will thus be phased out as new options are listed on more recent issues, and a full range of expirations will not ordinarily be available for every issue on which options are traded.

   In the event of a shortage of the underlying securities deliverable on exercise of an option, the Options Clearing Corporation ("OCC") has the authority to permit other, generally comparable, securities to be delivered in fulfillment of option exercise obligations. It may also adjust the exercise prices of the affected options by setting different prices at which otherwise ineligible securities may be delivered. As an alternative to permitting such substitute deliveries, the OCC may impose special exercise settlement procedures.

   The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent the markets for underlying securities close before the options markets, significant price and rate movements can take place in the options markets that cannot be reflected in the underlying markets. In addition, to the extent that the options markets close before the markets for the underlying securities, price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

   Prior to exercise or expiration, an option position can be terminated only by entering into a closing purchase or sale transaction. This requires a secondary market on an exchange for call or put options of the same series. Similarly, positions in futures may be closed out only on an exchange which provides a secondary market for such futures. There can be no assurance that a liquid secondary market will exist for any particular call or put option or futures contract at any specific time. Thus, it may not be possible to close an option or futures position. In the event of adverse price movements, a Fund would continue to be required to make daily payments of maintenance margin for futures contracts or options on futures contracts position written by that Fund. A Fund may have to sell portfolio securities at a time when it may be disadvantageous to do so if it has insufficient cash to meet the daily maintenance margin requirements. In addition, a Fund may be required to take or make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on a Fund's ability to effectively hedge its portfolios.

   Each of the exchanges has established limitations governing the maximum number of call or put options on the same underlying security (whether or not covered) that may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of applicable trading limits and it may impose other sanctions or restrictions. The Trust and other clients advised by the Subadviser and its affiliates may be deemed to constitute a group for these purposes. In light of these limits, the Trustees may determine at any time to restrict or terminate the Funds' transactions in options. The Subadviser does not believe that these trading and position limits will have any adverse investment techniques for hedging the Trust's portfolios.

   Over-the-counter ("OTC") options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct agreement with the counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties.

   Unless the parties provide for it, there is no central clearing or guaranty function in the OTC option market. As a result, if the counterparty fails to make delivery of the security or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Subadviser must assess the creditworthiness of each such counterparty or any guarantor or credit enhancement of the counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The staff of the SEC currently takes the position that OTC options purchased by a Fund, and portfolio securities "covering" the amount of a Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to each Fund's limitation on investing no more than 15% of its assets in illiquid securities. However, for options written with "primary dealers" in U.S. Government securities pursuant to an agreement requiring a closing transaction at a formula price, the amount considered to be illiquid may be calculated by reference to a formula price.

   The loss from investing in futures transactions is potentially unlimited. Gains and losses on investments in options and futures depend on the Subadviser's ability to predict correctly the direction of stock prices, interest rates and other economic factors. In addition, utilization of futures in hedging transactions may fail where there is an imperfect correlation in movements in the price of futures contracts and movements in the price of the securities which are the subject of the hedge. If the price of the futures contract moves more or less than the price of the security, a Fund will experience a gain or loss that will not be completely offset by movements in the price of the securities which are the subject of the hedge. There is also a risk of imperfect correlation where the securities underlying futures contracts have different maturities than the portfolio securities being hedged. Transactions in options on futures contracts involve similar risks.

SWAP AGREEMENTS

   The Funds may enter into interest rate, index and currency exchange rate swap agreements in attempts to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations the parties to a swap agreement have agreed to exchange. A Fund's obligations (or rights) under a swap agreement will generally be equal only to the amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of liquid assets to avoid leveraging of the Fund's portfolio.


   Whether a Fund's use of swap agreements enhance the Fund's total return will depend on the Subadviser's ability correctly to predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Subadviser will cause a Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Funds' repurchase agreement guidelines. Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the Funds' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

   Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations of the CFTC. To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which include the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the Investment Company Act of 1940 (the "1940 Act"), commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employees benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

WARRANTS TO PURCHASE SECURITIES
   The Funds may invest in or acquire warrants to purchase equity or fixed income securities. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit a Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.


                      CALCULATION OF THE FUNDS' PERFORMANCE

TOTAL RETURN
   The average annual total return on Shares of each Class of each Fund is determined for a particular period by calculating the actual dollar amount of the investment return on a $1,000 investment in Shares of that Class of the Fund made at the net asset value of such Shares at the beginning of the period, and then calculating the annual compounded rate of return that would produce that amount. Total return for a period of one year is equal to the actual return of Shares of that Class of the Fund during that period. The following formula describes the calculation:

                                  ERV = P(1+T)(n)

   Where:

      P   = a hypothetical initial investment in the Fund of $1,000
      T   = average annual total return
      n   = number of years in period
      ERV = ending redeemable value at the end of the period of a hypothetical
            $1,000 investment made at the beginning of the period.

   This calculation assumes that (i) all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period and
(ii) all recurring fees are included for applicable periods.

   Each Fund may illustrate in advertisements and sales literature the average annual total return and cumulative total return for several time periods throughout the Fund's life based on an assumed initial investment of $1,000. Any such cumulative total return for a Fund will assume the reinvestment of all income dividends and capital gains distributions for the indicated periods and will include all recurring fees.

   The average annual total returns for the one year period ended September 30, 1999 were as follows:


                                                     CLASS X          CLASS A         CLASS B          CLASS C
                                                     SHARES           SHARES*         SHARES           SHARES
 Phoenix-Seneca Bond Fund                              3.51%           (2.41)%         (2.18)%           1.66%
 Phoenix-Seneca Mid-Cap "EDGE"(SM) Fund               33.02%            24.67%          27.05%          31.07%
 Phoenix-Seneca Real Estate Securities Fund          (6.66)%          (13.26)%        (12.06)%           8.58%


   The average annual total returns for the period from commencement of investment operations through
September 30, 1999 were as follows:


                                                     CLASS X          CLASS A         CLASS B          CLASS C
                                                     SHARES           SHARE*          SHARES           SHARES
 Phoenix-Seneca Bond Fund                              7.92%           (1.51)%         (1.48)%           1.56%
 Phoenix-Seneca Mid-Cap "EDGE"(SM) Fund               23.54%            20.99%           0.73%           3.87%
 Phoenix-Seneca Real Estate Securities Fund            4.33%             1.44%        (18.51)%        (15.96)%

*Class A Share performance has been restated to reflect the deduction of the current maximum sales charge.



YIELD
   The 30-day yield quotation as to a Class of Shares of the Phoenix-Seneca Bond Fund and the Phoenix-Seneca Real Estate Securities Fund may be computed by dividing the net investment income for the period as to shares of that class by the net asset value of each share of that Class on the last day of the period, according to the following formula:


                            YIELD = 2[(a-b + 1) (6) - 1]
                                       ---
                                       cd

   Where:

          a = dividends and interest earned during the period.
          b = net expenses accrued for the period.
          c = the average daily number of shares of the Class outstanding during the period that were entitled to receive dividends.
          d = the maximum offering price per share of the Class (net asset value per share) on the last day of the period.

   The yields for the 30-day period ended September 30, 1999 were as follows:

                                                CLASS X SHARES     CLASS A SHARES      CLASS B SHARES    CLASS C SHARES
   Phoenix-Seneca Bond Fund                         6.76%              6.22%               5.75%             5.77%
   Phoenix-Seneca Real Estate Securities Fund       5.83%              4.73%               4.20%             4.31%


   Return for a Fund is not fixed or guaranteed and will fluctuate from time to time, unlike bank deposits or other investments which pay a fixed yield or return for a stated period of time, and do not provide a basis for determining future returns. Return is a function of portfolio quality, composition, maturity and market conditions as well as the expenses allocated to each Class of each Fund. The return of a Class may not be comparable to other investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate return.

OTHER QUOTATIONS, COMPARISONS, AND GENERAL INFORMATION
   From time to time, in advertisements, in sales literature, or in reports to shareholders, the past performance of a Fund may be illustrated and/or compared with that of other mutual funds with similar investment objectives, and to stock or other relevant indices. For example, total return of a Fund's Classes may be compared to averages or rankings prepared by Lipper Analytical Services, Inc., a widely recognized independent service that monitors mutual fund performance; the Lehman Brothers Government/ Corporate Index, an unmanaged index of consisting of a mixture of government and corporate bonds rated within "investment grade" categories by S&P or Moody's; the Morgan Stanley Europe, Australia, Far East Index ("EAFE"), an unmanaged index of international stock markets, the S&P Mid-Cap Index, an unmanaged index of common stocks; the S&P 500 Index, an unmanaged index of common stocks; the Russell 2000 Index (the "Russell 2000"), an unmanaged index of common stocks; the Russell 3000 Index (the "Russell 3000"), an unmanaged index of common stocks; or the Dow Jones Industrial Average, an unmanaged index of common stocks of 30 industrial companies listed on the NYSE. The performance of the Phoenix-Seneca Real Estate Securities Fund may be compared to the Wilshire Real Estate Securities Index, an unmanaged index consisting of publicly-traded REITs and real estate operating companies.

   The S&P 500 Index is an unmanaged index of 500 common stocks traded on the NYSE, American Stock Exchange and the Nasdaq National Market. The S&P 500 represents approximately 70% of the total domestic U.S. equity market capitalization. The S&P Mid-Cap Index is an unmanaged index of common stocks of 400 companies with mid-size market capitalizations--$300 million to $5 billion. The S&P 500 and the S&P Mid-Cap Indices are market value-weighted indices (shares outstanding times stock price) in which each company's influence on the respective index is directly proportional to its market value. The companies in the S&P 500 Index and the S&P Mid-Cap Index are selected from four major industry sectors: industrials, utilities, financials and transportation. The 500 companies chosen for the S&P 500 Index are not the 500 largest companies in terms of market value. Rather, the companies chosen by S&P for inclusion in the S&P 500 tend to be leaders in important industries within the U.S. economy. The Russell 2000 is an unmanaged index of 2000 common stocks of small capitalization companies. The Russell 2000 is composed of the 2000 smallest companies with respect to capitalization in the Russell 3000 and represents approximately 70% of the Russell 3000 total market capitalization. The Russell 3000 is an unmanaged index of 3000 common stocks of large United States companies with market capitalizations ranging from approximately $60 million to $80 billion. The Russell 3000 represents approximately 98% of the United States equity market. The Wilshire Real Estate Securities Index is an unmanaged, market-capitalization-weighted index consisting of publicly-traded REITs and real estate operating companies. It excludes healthcare and other "special-purpose" REITs. It is rebalanced monthly and reconstituted quarterly.

   In addition, the performance of the Classes of a Fund may be compared to alternative investment or savings vehicles and/or to indexes or indicators of economic activity, e.g., inflation or interest rates. Performance rankings and listings reported in newspapers or national business and financial publications, such as Changing Times, Forbes, Fortune, Money, Barrons, Business Week, Investor's Daily, Stanger's Mutual Fund Monitor, The Stanger Register, Stanger's Investment Adviser, The Wall Street Journal, The New York Times, Consumer Reports, Registered Representative, Financial Planning, Financial Services Weekly, Financial World, U.S. News and World Report, Standard & Poor's The Outlook, and Personal Investor may also be cited (if a Fund is listed in such a publication) or used for comparison, as well as performance listings and rankings from various other sources, including Bloomberg Financial Systems, CDA/Wiesenberger Investment Companies Service, Donoghue's Mutual Fund Almanac, Investment Company Data, Inc., Johnson's Charts, Kanon Bloch Carre & Co., Micropal, Inc., Morningstar, Inc., Schabacker Investment Management and Towers Data Systems.

   In addition, from time to time, quotations from articles from financial publications, such as those listed above, may be used in advertisements, in sales literature or in reports to shareholders of the Funds. The Trust may also present, from time to time, historical information depicting the value of a hypothetical account in one or more Classes of a Fund since the Fund's inception.

   In presenting investment results, the Trust may also include references to certain financial planning concepts, including (a) an investor's need to evaluate his financial assets and obligations to determine how much to invest;
(b) his need to analyze the objectives of various investments to determine where and when to invest; and (c) his need to analyze his time frame for future capital needs to determine how to invest. The investor controls these three factors, all of which affect the use of investments in building assets. The Adviser's and Administrator's agreement to limit each Fund's operating expenses will increase investment performance.


                               PORTFOLIO TURNOVER


   The Funds pay brokerage commissions for purchases and sales of portfolio securities. A high rate of portfolio turnover generally involves a correspondingly greater amount of brokerage commissions and other costs which must be borne directly by a Fund and thus indirectly by its shareholders. It may also result in the realization of larger amounts of short-term capital gains, which are taxable to shareholders as ordinary income. If such rate of turnover exceeds 100%, the Funds will pay more in brokerage commissions than would be the case if they had lower portfolio turnover rates. Historical turnover rates can be found under the heading "Financial Highlights" located in the Trust's Prospectus.



                               PORTFOLIO BROKERAGE

   It is the general policy of the Trust not to employ any broker in the purchase or sale of securities for a Fund's portfolio unless the Trust believes that the broker will obtain the best results for the Fund, taking into consideration such relevant factors as price, the ability of the broker to effect the transaction and the broker's facilities, reliability and financial responsibility. Commission rates, being a component of price, are considered together with such factors. The Trust is not obligated to deal with any broker or group of brokers in the execution of transactions in portfolio securities.

   In selecting brokers to effect transactions on securities exchanges, the Trust considers the factors set forth in the first paragraph under this heading and any investment products or services provided by such brokers, subject to the criteria of Section 28(e) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Section 28(e) specifies that a person with investment discretion shall not be "deemed to have acted unlawfully or to have breached a fiduciary duty" solely because such person has caused the account to pay a higher commission than the lowest rate available. To obtain the benefit of
Section 28(e), the person so exercising investment discretion must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion." Accordingly, if the Trust determines in good faith that the amount of commissions charged by a broker is reasonable in relation to the value of the brokerage and research products and services provided by such broker, the Trust may pay commissions to such broker in an amount greater than the amount another firm might charge. Research products and services provided to the Trust include research reports on particular industries and companies, economic surveys and analyses, recommendations as to specific securities and other products or services

(e.g., quotation equipment and computer related costs and expenses) providing lawful and appropriate assistance to the Subadviser and its affiliates in the performance their decision-making responsibilities.

   Each year, the Subadviser will consider the amount and nature of the research products and services provided by other brokers as well as the extent to which such products and services are relied upon, and attempt to allocate a portion of the brokerage business of their clients, such as the Trust, on the basis of such considerations. In addition, brokers sometimes suggest a level of business they would like to receive in return for the various services they provide. Actual brokerage business received by any broker may be less than the suggested allocations, but can (and often does) exceed the suggestions, because total brokerage is allocated on the basis of all the considerations described above. In no instance is a broker excluded from receiving business because it has not been identified as providing research services. As permitted by Section 28(e), the investment information received from other brokers may be used by the Investment Adviser (and its affiliates) in servicing all its accounts and not all such information may be used by the Subadviser, in its capacity as the Subadviser, in connection with the Trust. Nonetheless, the Trust believes that such investment information provides the Trust with benefits by supplementing the research otherwise available to the Trust.

   In certain instances there may be securities that are suitable for a Fund's portfolio as well as for that of another Fund or one or more of the other clients of the Subadviser. Investment decisions for a Fund and for the Subadviser's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as a Fund is concerned. The Trust believes that over time its ability to participate in volume transactions will produce better executions for the Funds. When appropriate, orders for the account of the Funds are combined with orders for other investment companies or other clients advised by the Subadviser, including accounts (such as investment limited partnerships) in which the Investment Adviser or affiliated or associated persons of the Subadviser are investors or have a financial interest, in order to obtain a more favorable commission rate. When the same security is purchased for a Fund and one or more other funds or other clients on the same day, each party pays the average price and commissions paid are allocated in direct proportion to the number of shares purchased.

   The Adviser may use its broker/dealer affiliates, or other firms that sell shares of the Funds, to buy and sell securities for the Funds, provided they have the execution capability and that their commission rates are comparable to those of other unaffiliated broker/dealers. Directors of PXP Securities Corp. or its affiliates receive indirect benefits from the Funds as a result of its usual and customary brokerage commissions that PXP Securities Corp. may receive for acting as broker to the Funds in the purchase and sale of portfolio securities. The investment advisory agreement does not provide for a reduction of the advisory fee by any portion of the brokerage fees generated by portfolio transactions of the Funds that PXP Securities Corp. may receive.


   For the fiscal years ended September 30, 1997, 1998 and 1999, the Funds paid brokerage commissions of $212,930, $214,000, and $260,147, respectively. In the fiscal year ended September 30, 1999, brokerage commissions were paid to the Distributor for these transactions.


                             SERVICES OF THE ADVISER

   Overall responsibility for the management and supervision of the Trust and the Funds rests with the Trustees of Phoenix-Seneca Funds (the "Trustees"). Phoenix Investment Counsel, Inc. ("PIC") is the investment adviser for the Phoenix-Seneca Funds pursuant to an Investment Advisory Agreement. The Funds' Subadviser is Seneca Capital Management, LLC ("Seneca"). Its principal offices are located at 909 Montgomery Street, San Francisco, California 94133. Seneca's services under the Subadvisory Agreement are subject to the direction of both the Trustees and PIC. PIC is located at 56 Prospect Street, Hartford, Connecticut 06115-0480. PIC was originally organized in 1932 as John P. Chase, Inc. As of December 31, 1999, PIC had approximately $25.7 billion in assets under management.


   All of the outstanding stock of PIC is owned by Phoenix Equity Planning Corporation ("PEPCO" or "Equity Planning") which acts as Distributor and Financial Agent for the Trust and is a subsidiary of Phoenix Investment Partners, Ltd. ("PXP"). Phoenix Home Life is a majority shareholder of PXP. Phoenix Home Life is in the business of writing ordinary and group life and health insurance and annuities. Equity Planning, a mutual fund distributor, acts as the national distributor of the Trust's shares and as Financial Agent of the Trust. The principal office of Phoenix Home Life is located at One American Row, Hartford, Connecticut, 06115. The principal office of Equity Planning is located at 100 Bright Meadow Boulevard, Enfield, Connecticut, 06082.


   PXP is a publicly traded independent registered advisory firm and has served investors for over 70 years. As of June 30, 2000, PXP had approximately $__ billion in assets under management through its investment partners: Aberdeen Fund Managers, Inc. (Aberdeen) in Aberdeen, London, Singapore and Fort Lauderdale; Duff & Phelps Investment Management Co. (Duff & Phelps) in Chicago and Cleveland; Roger Engemann & Associates, Inc. (Engemann) in Pasadena; Seneca Capital Management LLC (Seneca) in San Francisco; Phoenix/Zweig Advisers LLC in New York (Zweig); and Phoenix Investment Counsel, Inc. (Goodwin, Hollister and Oakhurst divisions) in Hartford, Sarasota, and Scotts Valley, CA, respectively.


   Pursuant to the Investment Advisory Agreement, the Adviser: (a) supervises and assists in the management of the assets of each Fund, furnishes each Fund with research, statistical and advisory services and provides regular reports to the Trustees; (b) provides advice and assistance with the operations of the Trust, compliance support, preparation of the Trust's registration statements, proxy materials and other documents and advice and assistance of the Adviser's General Counsel; and (c) furnishes office facilities, personnel necessary to provide advisory services to the Funds, personnel to serve without salaries as officers or agents of the Trust and compensation and expenses of any Trustees who are also full-time employees of the Adviser or any of its affiliates. Pursuant to the Subadvisory Agreement, PIC has delegated to Seneca the responsibility for making investment decisions for the Funds and selecting brokers and dealers to execute transactions for each Fund.

   Under a Subadvisory Agreement with PIC and the Trust, Seneca's duties to each Fund include: (1) supervising and managing the investments of that Fund and directing the purchase and sale of its investments; and (2) ensuring that investments follow the investment objective, strategies, and policies of that Fund and comply with government regulations. Seneca has approximately 40 full-time employees and acts as investment adviser or manager for approximately $9.2 billion of institutional and private investment accounts as of December 31, 1999.

   In managing the assets of the Funds, the Subadviser furnishes continuously an investment program for each Fund consistent with the investment objectives and policies of that Fund. More specifically, the Subadviser determines from time to time what securities shall be purchased for the Fund, what securities shall be held or sold by the Fund and what portion of the Fund's assets shall be held uninvested as cash, subject always to the provisions of the Trust's Agreement and Declaration of Trust, By-Laws and its registration statement under the 1940 Act and under the 1933 Act covering the Trust's shares, as filed with the SEC, and to the investment objectives, policies and restrictions of the Fund, as each of the same shall be from time to time in effect, and subject, further, to such policies and instructions as the Trustees of the Trust may from time to time establish. To carry out such determinations, the Subadviser places orders for the investment and reinvestment of each Fund's assets (see "Portfolio Brokerage").


   For its investment advisory services under the Investment Advisory Agreement, the Adviser receives a fee, payable monthly, from Phoenix-Seneca Growth Fund equal to 0.70% per annum of such Fund's average daily net assets, from Phoenix-Seneca Mid-Cap "EDGE"(SM) Fund equal to 0.80% per annum of such Fund's average daily net assets, from Phoenix-Seneca Bond Fund equal to 0.50% per annum of such Fund's average daily net assets, and from Phoenix-Seneca Real Estate Securities Fund equal to 0.85% per annum of such Fund's average daily net assets. The Adviser pays the Subadviser a fee of 0.40% for the Phoenix-Seneca Mid-Cap "EDGE"(SM) Fund, 0.25% for the Phoenix-Seneca Bond Fund, and 0.425% for the Phoenix-Seneca Real Estate Securities Fund, respectively, of such Fund's average daily net assets.

   For the fiscal year ended September 30, 1999, PIC earned investment management fees of $164,083, $142,594, and $181,649 for services to Phoenix-Seneca Bond Fund, Phoenix-Seneca Mid-Cap "EDGE"(SM) Fund and Phoenix-Seneca Real Estate Securities Fund, respectively. For the fiscal year ended, PIC reimbursed $99,399, $51,919 and $63,940 for the Phoenix-Seneca Bond Fund, Phoenix-Seneca Mid-Cap "EDGE"(SM) Fund and Phoenix-Seneca Real Estate Securities Fund, respectively.

   For the fiscal year ended September 30, 1998, PIC and Seneca earned investment management fees of $69,747, $100,384 and $242,177 for services to Phoenix-Seneca Bond Fund, Phoenix-Seneca Mid-Cap "EDGE"(SM) Fund and Phoenix-Seneca Real Estate Securities Fund, respectively. For the fiscal year ended September 30, 1998, PIC, and Seneca in its former capacity of investment adviser, reimbursed $12,142, $36,648 and $8,695 for the Phoenix-Seneca Bond Fund, Phoenix-Seneca Mid-Cap "EDGE"(SM) Fund and Phoenix-Seneca Real Estate Securities Fund, respectively.

   For the fiscal year ended September 30, 1997, Seneca and the former investment manager, GMG/Seneca Capital Management, L.P. ("GMG/Seneca"), earned investment management fees of $89,157, $34,294 and $164,147 for services rendered to Phoenix-Seneca Mid-Cap "EDGE"(SM) Fund, Phoenix-Seneca Bond Fund and Phoenix-Seneca Real Estate Securities Fund, respectively. For the fiscal year ended September 30, 1997, Seneca and GMG/Seneca reimbursed $135,798 for the Phoenix-Seneca Mid-Cap "EDGE"(SM) Fund, $126,387 for the Phoenix-Seneca Bond Fund and $16,628 for the Phoenix-Seneca Real Estate Securities Fund.


   The Adviser and the Administrator have voluntarily agreed to reimburse the Funds' operating expenses through January 31, 2001 to prevent total operating expenses from exceeding, on an annualized basis, the following:


FUND                                      CLASS X           CLASS A          CLASS B          CLASS C
----                                      -------           -------          -------          -------
Bond Fund                                  0.90%             1.15%            1.90%             1.90%
Mid-Cap "EDGE"(SM) Fund                    1.15%             1.40%            2.15%             2.15%
Real Estate Securities Fund                2.35%             3.05%            3.80%             3.80%



   The Adviser and the Administrator may discontinue or modify any such waivers or reimbursements it may provide in the future at its discretion.

   Under the Investment Advisory Agreement, PIC is not liable to the Trust or any shareholder for any error of judgment or mistake of law or any loss suffered by the Trust or any shareholder in connection with the Investment Advisory Agreement, except a loss resulting from PIC's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. Under the Subadvisory Agreement, Seneca is not liable for actions taken in its best professional judgment, in good faith and believed by it to be authorized, provided such actions are not in breach of the Funds' investment objectives, policies and restrictions or the result of willful misfeasance, bad faith, gross negligence or breach of duty or obligations.

   The Investment Advisory Agreement may be modified or amended only with the approval of the holders of a majority of the applicable Fund's outstanding shares and by a vote of the majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) (the "Independent Trustees"). The Subadvisory Agreement may be amended at any time by written agreement among the Subadviser, the Adviser and the Trust, except that any changes to the duties of and fees payable to the Subadviser will also be subject to the approval of the Trustees and a majority of the applicable Fund's outstanding shares. Unless terminated, the Investment Advisory Agreement and the Subadvisory Agreement continue in full force and effect until June 30, 2000, and for successive periods of one year thereafter, but only as long as each such continuance is approved annually by a majority vote of the Trustees or by a vote of the holders of a majority of the outstanding shares of the applicable Fund, but in either event it also must be approved by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement and the Subadvisory Agreement may be terminated without penalty by any party upon 60 days' written notice and automatically terminates in the event of its assignment. In the event of termination, or at the request of PIC, the Trust and the Funds will eliminate all reference to "Phoenix" from their names. Upon such request, PIC has agreed to submit the question of continuing the Investment Advisory Agreement to a vote of the shareholders of the Trust. In the event of termination, or at the request of Seneca, the Trust and the Funds will eliminate all references to "Seneca" from their names. Upon such request, Seneca has agreed to submit the question of continuing the Subadvisory Agreement to a vote of the shareholders of the Trust.


   In the management of the Trust and their other accounts, the Subadviser allocates investment opportunities to all accounts for which they are, in the Subadviser's judgment, appropriate, subject to the availability of cash in any particular account and the final decision of the individual or individuals in charge of such accounts. Where market supply is inadequate for a distribution to all such accounts, securities are generally allocated in proportion to net assets. In some cases this procedure may have an adverse effect on the price or volume of the security as far as the Funds are concerned. See also "Portfolio Brokerage."

   In an attempt to avoid any potential conflict with portfolio transactions for the Funds, the Adviser, Subadviser and the Trust, on behalf of each Fund, have adopted restrictions on personal securities trading by personnel of the Adviser, Subadviser and their affiliates. These restrictions include: pre-clearance of all personal securities transactions and a prohibition on purchasing initial public offerings of securities.

   Each Fund bears all expenses of its own operation (subject to the expense limitations described above), which expenses include: (i) fees and expenses of any investment adviser or administrator of the Fund; (ii) organization expenses of the Trust; (iii) fees and expenses incurred by the Fund in connection with membership in investment company organizations; (iv) brokers' commissions; (v) payment for portfolio pricing services to a pricing agent, if any; (vi) legal, accounting or auditing expenses; (vii) interest, insurance premiums, taxes or governmental fees; (viii) fees and expenses of the transfer agent of the Funds;
(ix) the cost of preparing stock certificates or any other expenses, including, without limitation, clerical expenses of issue, redemption or repurchase of shares of the Fund; (x) the expenses of and fees for registering or qualifying shares of the Funds for sale and of maintaining the registration of the Funds;
(xi) a portion of the fees and expenses of Trustees who are not affiliated with the Adviser or Subadviser; (xii) the cost of preparing and distributing reports and notices to existing shareholders, the SEC and other regulatory authorities;
(xiii) fees or disbursements of custodians of the Funds' assets, including expenses incurred in the performance of any obligations enumerated by the Agreement and Declaration of Trust or By-Laws of the Trust insofar as they govern agreements with any such custodian; (xiv) costs in connection with annual or special meetings of shareholders, including proxy material preparation, printing and mailing; (xv) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Funds' business; and (xvi) distribution fees and service fees applicable to each class of shares.

   The Funds' Investment Advisory and Subadvisory Agreements each provide that the Adviser and Subadviser may render similar services to others so long as the services provided thereunder are not impaired thereby.


   The Trust, its Adviser and Subadvisers, and its Distributor have each adopted a Code of Ethics pursuant to Rule 17-j1 under the Investment Company Act of 1940. Personnel subject to the Codes of Ethics may purchase and sell securities for their personal accounts, including securities that may be purchased, sold or held by the Funds, subject to certain restrictions and conditions. Generally, personal securities transactions are subject to preclearance procedures, reporting requirements and holding period rules. The Codes also restrict personal securities transactions in private placements, initial public offerings and securities in which the Funds have a pending order.



                                 NET ASSET VALUE

   Under the 1940 Act, the Trustees are responsible for determining in good faith the fair value of securities of the Funds. The net asset value per share of each class of each Fund is determined once daily, Monday through Friday as of the close of trading on the NYSE (normally 4:00 P.M. New York City time) on each day the Trust is "open for business" (as defined in the Prospectus). A

Fund need not determine its net asset value on any day during which its shares were not tendered for redemption and the Trust did not receive any order to purchase or sell shares of that Fund. In accordance with procedures approved by the Trustees, the net asset value per share of each class of each Fund is calculated by determining the value of the net assets attributable to each class of that Fund and dividing by the number of outstanding shares of that class. The NYSE is not open for trading on weekends or on the following observed national holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

   The public offering price per share of a class of a Fund is the net asset value per share of that class of that Fund next determined after receipt of an order. Orders for shares that have been received by the Trust or the Transfer Agent before the close of regular trading of the NYSE are confirmed at the offering price effective at the close of regular trading of the NYSE on that day, while orders received subsequent to the close of regular trading of the NYSE will be confirmed at the offering price effective at the close of regular trading of the NYSE on the next day on which the net asset value is calculated.

   Bonds and other fixed-income securities (other than short-term obligations but including listed issues) in a Fund's portfolio are valued on the basis of valuations furnished by a pricing service that uses both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, when such valuations are believed to reflect the fair value of such securities.

   In determining the net asset value, unlisted securities for which market quotations are available are valued at the last reported sales price or, if no sales are reported or such pricing is not provided, the mean between the most recent bid and asked prices. Securities, options on securities, futures contracts and options thereon that are listed or admitted to trading on a national exchange, are valued at their last sale on such exchange prior to the time of determining net asset value; or if no sales are reported on such exchange on that day, at the mean between the most recent bid and asked price. Securities listed on more than one exchange shall be valued on the exchange the security is most extensively traded. Quotations of foreign securities in foreign currency will be converted to U.S. Dollar equivalents using foreign exchange quotations received from independent dealers. Short-term investments having a maturity of 60 days or less will be valued at amortized cost, when the Trustees determine that amortized cost is their fair market value. Certain debt securities for which daily market quotations are not available may be valued, pursuant to guidelines established by the Trustees, with reference to fixed income securities whose prices are more readily obtainable and whose durations are comparable to the securities being valued. Subject to the foregoing, other securities for which market quotations are not readily available will be valued at fair value as determined in good faith by the Trustees.

   For purposes of determining the net asset value of the Funds' shares, options transactions will be treated as follows: When a Fund sells an option, an amount equal to the premium received by that Fund will be included in that Fund's accounts as an asset and a deferred liability will be created in the amount of the option. The amount of the liability will be marked to the market to reflect the current market value of the option. If the option expires or if that Fund enters into a closing purchase transaction, that Fund will realize a gain (or a loss if the cost of the closing purchase exceeds the premium received), and the related liability will be extinguished. If a call option contract sold by a Fund is exercised, that Fund will realize the gain or loss from the sale of the underlying security and the sale proceeds will be increased by the premium originally received.


                                HOW TO BUY SHARES

   The minimum initial investment is $500 and the minimum subsequent investment is $25 for Class A, Class B and Class C Shares. However, both the minimum initial and subsequent investment amounts are $25 for investments pursuant to the "Investo-Matic" plan, a bank draft investing program administered by Distributor, or pursuant to the Systematic Exchange privilege or for an individual retirement account (IRA). In addition, there are no subsequent investment minimum amounts in connection with the reinvestment of dividend or capital gain distributions. The minimum initial investment for Class X Shares is $250,000, and the minimum subsequent investment for Class X Shares is $10,000. Completed applications for the purchase of shares should be mailed to:
Phoenix-Seneca Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301.

   The Trust has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Funds' net asset values next computed after they are accepted by an authorized broker or the broker's authorized designee.


                        ALTERNATIVE PURCHASE ARRANGEMENTS

   Shares may be purchased from investment dealers at a price equal to their net asset value per share, plus a sales charge which, at the election of the purchaser, may be imposed either (i) at the time of the purchase (the "initial sales charge alternative") or (ii) on a contingent deferred basis (the "deferred sales charge alternative"). Each Fund also offers one Class of Shares (Class X Shares) that may be purchased by certain institutional investors at a price equal to their net asset value per share. Orders received by dealers prior to the close of trading on the New York Stock Exchange are confirmed at the offering price effective at that time, provided the order is received by the Distributor prior to its close of business.

   The alternative purchase arrangements permit an investor to choose the method of purchasing shares that is more beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor wishes to receive distributions in cash or to reinvest them in additional shares of the Funds, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Trust, the accumulated continuing distribution and services fees and contingent deferred sales charges on Class B or C Shares would be less than the initial sales charge and accumulated distribution and services fees on Class A Shares purchased at the same time.


   Dividends paid by the Funds, if any, with respect to each class of shares will be calculated in the same manner at the same time on the same day, except that fees such as higher distribution and service fees relating to each class of shares will be borne exclusively by that class. See "Dividends, Distributions and Tax Status."


CLASS A SHARES
   Class A Shares incur a sales charge when they are purchased and enjoy the benefit of not being subject to any sales charge when they are redeemed. Class A Shares are subject to ongoing service fees at an annual rate of 0.25% of the Trust's aggregate average daily net assets attributable to the Class A Shares. In addition, certain purchases of Class A Shares qualify for reduced initial sales charges.

CLASS B SHARES
   Class B Shares do not incur a sales charge when they are purchased, but they are subject to a sales charge if they are redeemed within five years of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions.


   Class B Shares are subject to ongoing distribution and service fees at an annual rate of up to 1.00% of the Fund's aggregate average daily net assets attributable to the Class B Shares. Class B Shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The higher ongoing distribution and service fees paid by Class B Shares will cause such shares to have a higher expense ratio and to pay lower dividends, to the extent any dividends are paid, than those related to Class A Shares. Class B Shares will automatically convert to Class A Shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted. The purpose of the conversion feature is to relieve the holders of the Class B Shares that have been outstanding for a period of time sufficient for the Distributor to have been compensated for distribution expenses related to the Class B Shares from most of the burden of such distribution related expenses.


   Class B Shares include all shares purchased pursuant to the deferred sales charge alternative which have been outstanding for less than the period ending eight years after the end of the month in which the shares were issued. At the end of this period, Class B Shares will automatically convert to Class A Shares and will no longer be subject to the higher distribution and service fees. Such conversion will be on the basis of the relative net asset value of the two classes without the imposition of any sales load, fee or other charge.


   For purposes of conversion, Class B Shares purchased through the reinvestment of dividends and distributions paid in respect of Class B Shares in a shareholder's account will be considered to be held in a separate subaccount. Each time any Class B Shares in the shareholder's Trust account (other than those in the subaccount) convert to Class A, a pro rata portion of the Class B Shares in the subaccount will also convert to Class A Shares.


CLASS C SHARES
   Class C Shares are purchased without an initial sales charge but are subject to a deferred sales charge if redeemed within one year of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions. Shares issued in conjunction with the automatic reinvestment of income distributions and capital gain distributions are not subject to any sales charges. Class C Shares are subject to ongoing distribution and services fees of up to 1.00% of the Funds' aggregate average daily net assets attributable to Class C Shares.

CLASS X SHARES
   Class X Shares are offered without any sales charges to institutional investors, such as pension and profit sharing plans, other employee benefit trusts, investment advisers, endowments, foundations and corporations, and others who purchase the minimum amounts.

CLASS A SHARES--REDUCED INITIAL SALES CHARGES
   Investors choosing Class A Shares may be entitled to reduced sales charges. The ways in which sales charges may be avoided or reduced are described below.

   QUALIFIED PURCHASERS. If you fall within any one of the following categories, you will not have to pay a sales charge on your purchase of Class A Shares: (1) any trustee, director or officer of the Phoenix Funds, Phoenix-Engemann Funds, Phoenix-Seneca Funds or any other mutual fund advised, subadvised or distributed by the Adviser, Distributor or any corporate affiliate of either or both the Adviser and Distributor (an "Affiliated Phoenix Fund"); (2) any director or officer, or any full-time employee or sales representative (for at least 90 days), of the Adviser or Distributor; (3) registered representatives and employees of securities dealers with whom Distributor has sales agreements;
(4) any qualified retirement plan exclusively for persons described above; (5) any officer, director or employee of a corporate affiliate of the Adviser or Distributor; (6) any spouse, child, parent, grandparent, brother or sister of any person named in (1), (2), (3) or (5) above; (7) employee benefit plans for employees of the Adviser, Distributor and/or their corporate affiliates; (8) any employee or agent who retires from Phoenix Home Life, Distributor and/or their corporate affiliates; (9) any account held in the name of a qualified employee benefit plan, endowment fund or foundation if, on the date of the initial investment, the plan, fund or foundation has assets of $10,000,000 or more or at least 100 eligible employees; (10) any person with a direct rollover transfer of shares from an established Phoenix Fund, Phoenix-Engemann Fund, or Phoenix-Seneca Fund qualified plan; (11) any Phoenix Home Life separate account which funds group annuity contracts offered to qualified employee benefit plans;
(12) any state, county, city, department, authority or similar agency prohibited by law from paying a sales charge; (13) any fully matriculated student in any U.S. service academy; (14) any unallocated account held by a third party administrator, registered investment adviser, trust company, or bank trust department which exercises discretionary authority and holds the account in a fiduciary, agency, custodial or similar capacity, if in the aggregate such accounts held by such entity equal or exceed $1,000,000; (15) any person who is investing redemption proceeds from investment companies other than the Phoenix Funds, Phoenix-Engemann Funds, or Phoenix-Seneca Funds if, in connection with the purchase or redemption of the redeemed shares, the investor paid a prior sales charge provided such investor supplies verification that the redemption occurred within 90 days of the Phoenix Funds, Phoenix-Engemann Funds, or Phoenix-Seneca Funds purchase and that a sales charge was paid; (16) any deferred compensation plan established for the benefit of any Phoenix Fund, Phoenix-Engemann Funds, or Phoenix-Seneca Funds trustee or director; provided that sales to persons listed in (1) through (15) above are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the shares so acquired will not be resold except to the Fund; (17) purchasers of Class A Shares bought through investment advisors and financial planners who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients; (18) retirement plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 403(b) or 457 of the Internal Revenue Code), and "rabbi trusts" that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for such purchases; (19) 401(k) participants in the Merrill Lynch Daily K Plan (the "Plan") if the Plan has at least $3 million in assets or 500 or more eligible employees; (20) clients of investment advisors or financial planners who buy shares for their own accounts but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements (each of the investors described in (17) through (20) may be charged a fee by the broker, agent or financial intermediary for purchasing shares); or (21) investors who purchase shares through mutual fund supermarkets and other sponsors or similar strategic arrangements provided that such investors owned shares purchased through such supermarkets or strategic arrangements on July 1, 1998, and continue to own such shares.


   COMBINATION PURCHASE PRIVILEGE. Your purchase of any class of shares of the Phoenix-Seneca Funds or any other Affiliated Phoenix Fund, (other than Phoenix Money Market Fund or Phoenix-Zweig Government Cash Fund Class A Shares), if made at the same time by the same "person," will be added together to determine whether the combined sum entitles you to an immediate reduction in sales charges. A "person" is defined in this and the following sections as (a) any individual, their spouse and minor children purchasing shares for his or their own account (including an IRA account) including his or their own trust; (b) a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (even though more than one beneficiary may exist); (c) multiple employer trusts or Section 403(b) plans for the same employer; (d) multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or (e) trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to funds over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held of record in the name, or nominee name, of the entity placing the order.

   LETTER OF INTENT. If you sign a Letter of Intent, your purchase of any class of shares of the Phoenix-Seneca Funds or any other Affiliated Phoenix Fund (other than Phoenix Money Market Fund or Phoenix-Zweig Government Cash Fund Class A Shares), if made by the same person within a thirteen month period, will be added together to determine whether you are entitled to an immediate reduction in sales charges. Sales charges are reduced based on the overall amount you indicate that you will buy under the Letter of Intent. The Letter of Intent is a mutually non-binding arrangement between you and the Distributor. Since the Distributor doesn't know whether you will ultimately fulfill the Letter of Intent, shares worth 5% of the amount of each purchase will be set aside until you fulfill the Letter of Intent. When you buy enough shares to fulfill the Letter of Intent, these shares will no longer be restricted. If, on the other hand, you do not satisfy the Letter of Intent, or otherwise wish to sell any restricted shares, you will be given the choice of either buying enough shares to fulfill the Letter of Intent or paying the difference between any sales charge you previously paid and the otherwise applicable sales charge based on the intended aggregate purchases described in the Letter of Intent. You will be given 20 days to make this decision. If you do not exercise either election, the Distributor will automatically redeem the number of your restricted shares needed to make up the deficiency in sales charges received. The

Distributor will redeem restricted Class A Shares before Class C or B Shares, respectively. Oldest shares will be redeemed before selling newer shares. Any remaining shares will then be deposited to your account.


   RIGHT OF ACCUMULATION. Your purchase of any class of shares of the Phoenix-Seneca Funds or any other Affiliated Phoenix Fund, if made over time by the same person may be added together to determine whether the combined sum entitles you to a prospective reduction in sales charges. You must provide certain account information to the Distributor to exercise this right.

   ASSOCIATIONS. Certain groups or associations may be treated as a "person" and qualify for reduced Class A Share sales charges. The group or association must:
(1) have been in existence for at least six months; (2) have a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge; (3) work through an investment dealer; or (4) not be a group whose sole reason for existing is to consist of members who are credit card holders of a particular company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.

CLASS B AND C SHARES--HOW TO OBTAIN REDUCED DEFERRED SALES CHARGES

   The CDSC is waived on the redemption (sale) of Class B and C Shares if the redemption is made (a) within one year of death (i) of the sole shareholder on an individual account, (ii) of a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) of the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account; (b) within one year of disability, as defined in Code Section 72(m)(7);
(c) as a mandatory distribution upon reaching age 701/2 under any retirement plan qualified under Code Sections 401, 408 or 403(b) or resulting from the tax-free return of an excess contribution to an IRA; (d) by 401(k) plans using an approved participant tracking system for participant hardships, death, disability or normal retirement, and loans which are subsequently repaid; (e) from the Merrill Lynch Daily K Plan ("Plan") invested in Class B Shares, on which such shares the Distributor has not paid the dealer the Class B sales commission; (f) based on the exercise of exchange privileges among Class B and C Shares of the Phoenix-Seneca Funds or any other Affiliated Phoenix Fund; (g) based on any direct rollover transfer of shares from an established Phoenix-Seneca Fund or any other Affiliated Phoenix Fund qualified plan into a Phoenix-Seneca Fund or any other Affiliated Phoenix Fund IRA by participants terminating from the qualified plan; and (h) based on the systematic withdrawal program (Class B Shares only). If, as described in condition (a) above, an account is transferred to an account registered in the name of a deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death. If the Class B Shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC.


CONVERSION FEATURE--CLASS B SHARES
   Class B Shares will automatically convert to Class A Shares of the same Fund eight years after they are purchased. Conversion will be on the basis of the then prevailing net asset value of Class A and B Shares. There is no sales load, fee or other charge for this feature. Class B Shares acquired through dividend or distribution reinvestments will be converted into Class A Shares at the same time that other Class B Shares are converted based on the proportion that the reinvested shares bear to purchased Class B Shares. The conversion feature is subject to the continuing availability of an opinion of counsel or a ruling of the Internal Revenue Service that the assessment of the higher distribution and service fees and associated costs with respect to Class B Shares does not result in any dividends or distributions constituting "preferential dividends" under the Code, and that the conversion of shares does not constitute a taxable event under federal income tax law. If the conversion feature is suspended, Class B Shares would continue to be subject to the higher distribution and service fees for an indefinite period. Even if the Funds were unable to obtain such assurances, it might continue to make distributions if doing so would assist in complying with its general practice of distributing sufficient income to reduce or eliminate federal taxes otherwise payable by the Funds.


                            INVESTOR ACCOUNT SERVICES


   The Funds offer accumulation plans, withdrawal plans and reinvestment and exchange privileges as described in the Funds' current Prospectus. Certain privileges may not be available in connection with all classes. In most cases, changes to account services may be accomplished over the phone. Inquiries regarding policies and procedures relating to shareholder account services should be directed to Shareholder Services at (800) 243-1574. Broker/dealers may impose their own restrictions and limits on accounts held through the broker/dealer. Please consult with your broker/dealer for account restrictions and limit information.


EXCHANGES
   Under certain circumstances, shares of any Phoenix-Seneca Fund may be exchanged for shares of the same Class of another Phoenix-Seneca Fund or any other Affiliated Phoenix Fund on the basis of the relative net asset values per share at the time of the exchange. Exchanges are subject to the minimum initial investment requirement of the designated Fund, Series, or Portfolio, except if made in connection with the systematic exchange privilege described below. Shareholders may exchange shares held in book-entry form for an equivalent number (value) of the same class of shares of any other Affiliated Phoenix Fund, if currently offered. On exchanges with share classes that carry a contingent deferred sales charge, the CDSC schedule of the original shares purchased continues to apply. The exchange of shares is treated as a sale and purchase for federal income tax purposes (see "Dividends, Distributions and Tax Status"). Exchange privileges may not be available for all Phoenix Funds, and may be rejected or suspended.

   SYSTEMATIC EXCHANGES. If the conditions above have been met, you or your broker may, by telephone or written notice, elect to have shares exchanged for the same class of shares of another Affiliated Phoenix Fund automatically on a monthly, quarterly, semi-annual or annual basis or may cancel this privilege at any time. If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that shares be automatically exchanged at predetermined intervals for shares of the same class of another Affiliated Phoenix Fund. This requirement does not apply to Phoenix "Self Security" program participants. Systematic exchanges will be executed upon the close of business on the 10th day of each month or the next succeeding business day. Systematic exchange forms are available from the Distributor. Exchanges will be based upon each Fund's net asset value per share next computed after the close of business on the 10th day of each month (or next succeeding business day), without sales charge. Exchange privileges may not be available for all Phoenix Funds, and may be rejected or suspended.

DIVIDEND REINVESTMENT ACROSS ACCOUNTS
   If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that any dividends and distributions paid with respect to shares in that account be automatically reinvested in a single account of one of the other Affiliated Phoenix Funds at net asset value. You should obtain a current prospectus and consider the objectives and policies of each fund carefully before directing dividends and distributions to another fund. Reinvestment election forms and prospectuses are available from the Transfer Agent. Distributions may also be mailed to a second payee and/or address. Requests for directing distributions to an alternate payee must be made in writing with a signature guarantee of the registered owner(s). To be effective with respect to a particular dividend or distribution, notification of the new distribution option must be received by the Transfer Agent at least three days prior to the record date of such dividend or distribution. If all shares in your account are repurchased or redeemed or transferred between the record date and the payment date of a dividend or distribution, you will receive cash for the dividend or distribution regardless of the distribution option selected.


INVEST-BY-PHONE
   This expedited investment service allows a shareholder to make an investment in an account by requesting a transfer of funds from the balance of their bank account. Once a request is phoned in, Equity Planning will initiate the transaction by wiring a request for monies to the shareholder's commercial bank, savings bank or credit union via Automated Clearing House (ACH). The shareholder's bank, which must be an ACH member, will in turn forward the monies to Equity Planning for credit to the shareholder's account. ACH is a computer based clearing and settlement operation established for the exchange of electronic transactions among participating depository institutions.

   To establish this service, please complete an Invest-by-Phone Application and attach a voided check if applicable. Upon Equity Planning's acceptance of the authorization form (usually within two weeks) shareholders may call toll free
(800) 367-5877 prior to 3:00 p.m. (New York time) to place their purchase request. Instructions as to the account number and amount to be invested must be communicated to Equity Planning. Equity Planning will then contact the shareholder's bank via ACH with appropriate instructions. The purchase is normally credited to the shareholder's account the day following receipt of the verbal instructions. The Fund may delay the mailing of a check for redemption proceeds of Fund shares purchased with a check or via Invest-by-Phone service until the Fund has assured itself that good payment has been collected for the purchase of the shares, which may take up to 15 days. The Fund and Equity Planning reserve the right to modify or terminate the Invest-by-Phone service for any reason or to institute charges for maintaining an Invest-by-Phone account.

SYSTEMATIC WITHDRAWAL PROGRAM

   The Systematic Withdrawal Program allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual or annual basis. A sufficient number of full and fractional shares will be redeemed so that the designated payment is made on or about the 20th day of the month. Shares are tendered for redemption by the Transfer Agent, as agent for the shareowner, on or about the 15th of the month at the closing net asset value on the date of redemption. The Systematic Withdrawal Program also provides for redemptions to be tendered on or about the 10th, 15th or 25th of the month with proceeds to be directed through Automated Clearing House (ACH) to your bank account. In addition to the limitations stated below, withdrawals may not be less than $25 and minimum account balance requirements shall continue to apply.

   Shareholders participating in the Systematic Withdrawal Program must own shares of a Series worth $5,000 or more, as determined by the then current net asset value per share, and elect to have all dividends reinvested. Participants in the Program redeeming Class C Shares will be subject to any applicable contingent deferred sales charge. The purchase of shares while participating in the withdrawal program will ordinarily be disadvantageous to the Class A Shares investor since a sales charge will be paid by the investor on the purchase of Class A Shares at the same time as other shares are being redeemed. For this reason, investors in Class A Shares may not participate in an automatic investment program while participating in the Systematic Withdrawal Program.

   Through the Program, Class B shareholders may withdraw up to 1% of their aggregate net investments (purchases, at initial value, to date net of non-Program redemptions) each month or up to 3% of their aggregate net investments each quarter without incurring otherwise applicable contingent deferred sales charges. Class B shareholders redeeming more shares than the percentage permitted by the withdrawal program will be subject to any applicable contingent deferred sales charge on all shares redeemed. Accordingly, the purchase of Class B Shares will generally not be suitable for an investor who anticipates withdrawing sums in excess of the above limits shortly after purchase.


                              HOW TO REDEEM SHARES


   Under the 1940 Act, payment for shares redeemed must ordinarily be made within seven days after tender. The right to redeem shares may be suspended and payment therefor postponed during periods when the New York Stock Exchange is closed, other than customary weekend and holiday closings, or if permitted by rules of the Securities and Exchange Commission, during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for a Fund to dispose of its securities or to determine fairly the value of its net assets or during any other period permitted by order of the Securities and Exchange Commission for the protection of investors. Furthermore, the Transfer Agent will not mail redemption proceeds until checks received for shares purchased have cleared, which may take up to 15 days or more.


   The Trust has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Funds' net asset values next computed after they are accepted by an authorized broker or the broker's authorized designee.


   Redemptions by Class B and C shareholders will be subject to the applicable deferred sales charge, if any.

   A shareholder should contact his/her broker/dealer if he/she wishes to transfer shares from an existing broker/dealer street name account to a street name account with another broker/dealer. The Fund has no specific procedures governing such account transfers.


REDEMPTION OF SMALL ACCOUNTS
   Each shareholder account in the Funds which has been in existence for at least one year and has a value of less than $200 may be redeemed upon the giving of not less than 30 days written notice to the shareholder mailed to the address of record. During the 30 day period the shareholder has the right to add to the account to bring its value to $200 or more. See the Funds' current Prospectus for more information.


BY MAIL
   Shareholders may redeem shares by making written request, executed in the full name of the account, directly to Phoenix Funds c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. However, when certificates for shares are in the possession of the shareholder, they must be mailed or presented, duly endorsed in the full name of the account, with a written request to Equity Planning that the Trust redeem the shares. See the Funds' current Prospectus for more information.


TELEPHONE REDEMPTIONS

   Shareholders may redeem up to $50,000 worth of their shares by telephone. See the Funds' current Prospectus for additional information.


BY CHECK (PHOENIX-SENECA BOND FUND ONLY)
   Any shareholder of this Fund may elect to redeem shares held in his account by check. Checks will be sent to an investor upon receipt by the Transfer Agent of a completed application and signature card (attached to the application). If the signature card accompanies an individual's initial account application, the signature guarantee section of the form may be disregarded. However, the Trust reserves the right to require that all signatures be guaranteed prior to the establishment of a check writing service account. When an authorization form is submitted after receipt of the initial account application, all signatures must be guaranteed regardless of account value.

   Checks may be drawn payable to any person in an amount of not less than $500, provided that immediately after the payment of the redemption proceeds the balance in the shareholder's account is $500 or more.

   When a check is presented to the Transfer Agent for payment, a sufficient number of full and fractional shares in the shareholder's account will be redeemed to cover the amount of the check. The number of shares to be redeemed will be determined on the date the check is received by the Transfer Agent. Presently there is no charge to the shareholder for the check writing service, but this may be changed or modified in the future upon two weeks written notice to shareholders. Checks drawn from Class B and Class C accounts are subject to the applicable deferred sales charge, if any.

   The checkwriting procedure for redemption enables a shareholder to receive income accruing on the shares to be redeemed until such time as the check is presented to the Transfer Agent for payment. Inasmuch as canceled checks are returned to shareholders monthly, no confirmation statement is issued at the time of redemption.

   Shareholders utilizing withdrawal checks will be subject to the Transfer Agent's rules governing checking accounts. A shareholder should make sure that there are sufficient shares in his account to cover the amount of any check drawn. If insufficient shares are in the account and the check is presented to the Transfer Agent on a banking day on which the Trust does not redeem shares (for example, a day on which the New York Stock Exchange is closed), or if the check is presented against redemption proceeds of an investment made by check which has not been in the account for at least fifteen calendar days, the check may be returned marked "Non-sufficient Funds" and no shares will be redeemed. A shareholder may not close his account by a withdrawal check because the exact value of the account will not be known until after the check is received by the Transfer Agent.

REDEMPTION IN KIND
   To the extent consistent with state and federal law, the Funds may make payment of the redemption price either in cash or in kind. However, the Funds have elected to pay in cash all requests for redemption by any shareholder of record, limited in respect to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. This election has been made pursuant to Rule 18f-1 under the Investment Company Act of 1940 and is irrevocable while the Rule is in effect unless the Securities and Exchange Commission, by order, permits the withdrawal thereof. In case of a redemption in kind, securities delivered in payment for shares would be readily marketable and valued at the same value assigned to them in computing the net asset value per share of the Fund. A shareholder receiving such securities would incur brokerage costs when selling the securities.

ACCOUNT REINSTATEMENT PRIVILEGE
   Shareholders who may have overlooked features of their investment at the time they redeemed have a privilege of reinvestment of their investment at net asset value. See the Funds' current prospectus for more information.



                         TAX SHELTERED RETIREMENT PLANS

   Shares of the Funds are offered in connection with the following qualified prototype retirement plans: IRA, Rollover IRA, SEP-IRA, SIMPLE IRA, Roth IRA, 401(k), Profit-Sharing, Money Purchase Pension Plans and 403(b) Retirement Plans. Write or call Equity Planning (800) 243-4361 for further information about the plans.

MERRILL LYNCH DAILY K PLAN
   Class A Shares of a Fund are made available to Merrill Lynch Daily K Plan (the "Plan") participants at NAV without an initial sales charge if:

   (i) the Plan is recordkept on a daily valuation basis by Merrill Lynch and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets invested in broker/dealer funds not advised or managed by Merrill Lynch Asset Management L.P. ("MLAM") that are made available pursuant to a Service Agreement between Merrill Lynch and the fund's principal underwriter or distributor and in funds advised or managed by MLAM (collectively, the "Applicable Investments");

   (ii) the Plan is recordkept on a daily valuation basis by an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch, and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets, excluding money market funds, invested in Applicable Investments; or

   (iii) the Plan has 500 or more eligible employees, as determined by a Merrill Lynch plan conversion manager, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement.

   Alternatively, Class B Shares of a Fund are made available to Plan participants at NAV without a CDSC if the Plan conforms with the requirements for eligibility set forth in (i) through (iii) above but either does not meet the $3 million asset threshold or does not have 500 or more eligible employees.

   Plans recordkept on a daily basis by Merrill Lynch or an independent recordkeeper under a contract with Merrill Lynch that are currently investing in Class B Shares of a Fund convert to Class A Shares once the Plan has reached $5 million invested in Applicable Investments, or after the normal holding period of seven years from the initial date of purchase.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES


   Each Fund within the Trust is separate for investment and accounting purposes and is treated as a separate entity for federal income tax purposes.

   A regulated investment company qualifying under Subchapter M of the Code is not subject to federal income tax on distributed amounts to the extent that it distributes annually its taxable and, if any, tax-exempt net investment income and net realized capital gains in accordance with the timing requirements of the Code. For each taxable year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Code. If in any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income will be taxed at corporate rates.

   Qualification of a Fund for treatment as a regulated investment company under the Code requires, among other things, that (a) at least 90% of a Fund's annual gross income, without offset for losses from the sale or other disposition of stock or securities or other transactions, be derived from interest, payments with respect to securities loans, dividends and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (b) the Fund distribute at least annually to its shareholders as dividends at least 90% of its taxable and tax-exempt net investment income, the excess of net short-term capital gain over net long-term capital loss earned in each year and any other net income (except for the excess, if any, of net long-term capital gain over net short-term capital loss, which need not be distributed in order for the Fund to be treated as a regulated investment company but such amount is taxed to the Fund if it is not distributed); and (c) the Fund diversify its assets so that, at the close of each quarter of its taxable year, (i) at least 50% of the fair market value of its total (gross) assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to no more than 5% of the fair market value of the Fund's total assets and 10% of the outstanding voting securities of such issuer and
(ii) no more than 25% of the fair market value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or of two or more issuers controlled by the Fund and engaged in the same, similar, or related trades or businesses.

   Each Fund is subject to a 4% nondeductible federal excise tax on amounts required to be but not distributed, as determined under a prescribed formula. The formula requires that a Fund distribute (or be deemed to have distributed) to shareholders during a calendar year at least 98% of the Fund's ordinary income (not including tax-exempt interest) for the calendar year, at least 98% of the excess of its capital gains over the capital losses realized during the one-year period ending October 31 during such year, as well as any income or gain (as so computed) from the prior calendar year that was not distributed for such year and on which the Fund paid no federal income tax. Each Fund has distribution policies that should generally enable it to avoid liability for this tax.

   Net investment income for each Fund is the Fund's investment income less its expenses. Dividends from taxable net investment income and the excess, if any, of net short-term capital gain over net long-term capital loss of a Fund are treated under the Code as ordinary income, and dividends from net long-term capital gain in excess of net short-term capital loss ("capital gain dividends") are treated under the Code as long-term capital gain, for federal income tax purposes. These dividends are paid after taking into account, and reducing the distribution to the extent of, any available capital loss carryforwards. Distributions from a Fund's current or accumulated earnings and profits, as computed for Federal income tax purposes, will be treated as described above whether taken in shares or in cash. Certain distributions received in January may be treated as if paid by a Fund and received by a shareholder on December 31 of the prior year.

   Dividends, including capital gain dividends, paid by a Fund shortly after a shareholder's purchase of shares have the effect of reducing the net asset value per share of his shares by the amount per share of the dividend distribution. Although such dividends are, in effect, a partial return of the shareholder's purchase price to the shareholder, they may be characterized as ordinary income or capital gain as described above.

   Equity options (including options on stock and options on narrow-based stock indices) and over-the-counter options on debt securities written or purchased by a Fund are subject to tax the character of which will be determined under
Section 1234 of the Code. In general, no loss is recognized by a Fund upon payment of a premium in connection with the purchase of a put or call option. The character of any gain or loss recognized (i.e., long-term or short-term) will generally depend, in the case of a lapse or sale of such option, on the Fund's holding period for such option, and in the case of an exercise of a put option, on the Fund's holding period for the underlying security. The purchase of a put option may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying stock or security or a substantially identical stock or security in the Fund's portfolio. The exercise of a call option purchased by a Fund is not a taxable transaction for the Fund. If a Fund writes a put or call option, no gain is recognized upon its receipt of a premium. If such option lapses or is closed out, any gain or loss is treated as a short-term capital gain or loss. If a call option is exercised, whether the gain or loss is long-term or short-term depends on the holding period of the underlying stock or security. The exercise of a put option written by a Fund is not a taxable transaction for the Fund.

   All futures contracts and foreign currency contracts entered into by a Fund and all listed nonequity options written or purchased by a Fund (including options on debt securities, options on futures contracts, options on securities indices and options on broad-based stock indices) are governed by Section 1256 of the Code. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position are treated as 60% long-term and 40% short-term capital gain or loss, and on the last trading day of a Fund's taxable year, all outstanding Section 1256 positions are marked to market (i.e., treated as if such positions were closed out at their closing price on such day), and any resulting gain or loss recognized as 60% is long-term and 40% short-term capital gain or loss. Under certain circumstances, entry into a futures contract to sell a security may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying security or a substantially identical security in a Fund's portfolio.

   Because options, futures and currency activities of a Fund may increase the amount of gains from the sale of securities or investments held or treated as held for less than three months, the Funds may limit these transactions in order to comply with the 30% limitation described above.

   Positions of a Fund which consist of at least one stock and at least one stock option or other position with respect to a related security which substantially diminishes the Fund's risk of loss with respect to such stock could be treated as a "straddle" which is governed by Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of stock or securities and conversion of short-term capital losses into long-term capital losses. An exception to these straddle rules exists for any "qualified covered call options" on stock written by a Fund.

   Positions of a Fund which consist of at least one debt security not governed by Section 1256 and at least one futures or currency contract or listed nonequity option governed by Section 1256 which substantially diminishes the Fund's risk of loss with respect to such debt security are treated as a "mixed straddle." Although mixed straddles are subject to the straddle rules of Section 1092 of the Code, certain tax elections exist for them which reduce or eliminate the operation of these rules. Each Fund will monitor these transactions and may make certain tax elections in order to mitigate the operation of these rules and prevent disqualification of the Fund as a regulated investment company for federal income tax purposes.

   These special tax rules applicable to options, futures and currency transactions could affect the amount, timing and character of a Fund's income or loss and hence of its distributions to shareholders by causing holding period adjustments, converting short-term capital losses into long-term capital losses, and accelerating a Fund's income or deferring its losses.

   A Fund's investment in zero coupon securities or other securities having original issue discount (or market discount, if the Fund elects to include market discount in income currently) will generally cause it to realize income prior to the receipt of cash payments with respect to these securities. The mark to market rules described above may also require a Fund to recognize gains without a concurrent receipt of cash. In such case, a Fund will not be able to purchase additional income producing securities with the cash generated by the sale of such securities but will be required to use such cash to make such required distributions, and its current portfolio income may ultimately be reduced accordingly. In order to distribute this income or gains, maintain its qualification as a regulated investment company, and avoid federal income or excise taxes, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold.

   The Funds may be subject to foreign withholding or other foreign taxes with respect to income (possibly including, in some cases, capital gains) derived from foreign securities. These taxes may be reduced or eliminated under the terms of applicable tax treaties. However, the Funds will not be eligible to pass through to shareholders any foreign tax credits or deductions for foreign taxes paid by the Funds that are not thus reduced or eliminated. Certain foreign exchange gains and losses realized by the Funds with respect to such securities or related currency transactions will generally be treated as ordinary income and losses. Certain uses of foreign currency and investments by the Funds in certain "passive foreign investment companies" may be limited in order to avoid adverse tax consequences for the Funds (or an election, if available, may be made with respect to such investments).

   Different tax treatment, including a penalty on certain distributions, excess contributions or other transactions is accorded to accounts maintained as IRAs or other retirement plans. Investors should consult their tax advisers for more information.

   Redemptions, including exchanges, of shares may give rise to recognized gains or losses, except as to those investors subject to tax provisions that do not require them to recognize such gains or losses. All or a portion of a loss realized upon the redemption of shares may be disallowed under "wash sale" rules to the extent shares are purchased (including shares acquired by means of reinvested dividends) within a 61-day period beginning 30 days before and ending 30 days after such redemption. Any loss realized upon a shareholder's sale, redemption or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gains with respect to such shares.

   The Trust is organized as a Delaware business trust, and neither the Trust nor the Funds are subject to any corporate excise or franchise tax in the State of Delaware, nor are they liable for Delaware income taxes provided that each Fund qualifies as a regulated investment company for federal income tax purposes and satisfies certain income source requirements of Delaware law.

   The foregoing discussion of U.S. federal income tax law does not address the special tax rules applicable to certain classes of investors, such as insurance companies. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Funds, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on Fund distributions treated as ordinary dividends.

   This discussion of the federal income tax treatment of the Funds and their distributions is based on the federal income tax law in effect as of the date of this Statement of Additional Information. Shareholders should consult their tax advisers about the application of the provisions of tax law described in this statement of additional information and about the possible application of state, local and foreign taxes in light of their particular tax situations.

                                 THE DISTRIBUTOR

   PEPCO also acts as the Distributor for the Funds and as such will conduct a continuous offering pursuant to a "best efforts" arrangement requiring it to take and pay for only such securities as may be sold to the public. PEPCO is an indirect wholly-owned subsidiary of Phoenix Home Life and an affiliate of the Adviser and Subadviser. Shares of the Funds may be purchased through investment dealers who have sales agreements with the Distributor.

   For its services under the Underwriting Agreement, PEPCO receives sales charges on transactions in Trust shares and retains such charges less the portion thereof allowed to its registered representatives and to securities dealers and securities brokers with whom it has sales agreements. In addition, PEPCO may receive payments from the Trust pursuant to the Distribution Plans described below. For the fiscal years ended September 30, 1998 and 1999, purchasers of shares of the Funds paid aggregate sales charges of $14,891 and $145,925, respectively, of which the distributor received net commissions of $1,566 and $23,685 for its services, respectively, the balance being paid to dealers. For the fiscal year ended September 30, 1999, the distributor received net commissions of $16,238 for Class A Shares and deferred sales charges of $7,447 for Class B and C Shares.

   The Underwriting Agreement may be terminated at any time on not more than 60 days written notice, without payment of a penalty, by the Distributor, by vote of a majority of the appropriate Class of outstanding voting securities of the Funds, or by vote of a majority of the Funds' Trustees who are not parties to the Underwriting Agreement or "interested persons" of any party and who have no direct or indirect financial interest in the operation of the distribution plans or in any related agreements. The Underwriting Agreement will terminate automatically in the event of its assignment.


DEALERS CONCESSIONS
   Dealers with whom the Distributor has entered into sales agreements receive a discount or commission as described below.

BOND FUND


                                                                                                       DEALER DISCOUNT
                                               SALES CHARGE                 SALES CHARGE                OR AGENCY FEE
        AMOUNT OF TRANSACTION                  AS PERCENTAGE               AS PERCENTAGE              AS PERCENTAGE OF
          AT OFFERING PRICE                  OF OFFERING PRICE           OF AMOUNT INVESTED            OFFERING PRICE
-----------------------------------------------------------------------------------------------------------------------------

Less than $50,000                                  4.75%                       4.99%                        4.25%
$50,000 but under $100,000                         4.50%                       4.71%                        4.00%
$100,000 but under $250,000                        3.50%                       3.63%                        3.00%
$250,000 but under $500,000                        2.75%                       2.83%                        2.25%
$500,000 but under $1,000,000                      2.00%                       2.04%                        1.75%
$1,000,000 or more                                  None                        None                         None

MID-CAP "EDGE"(SM) FUND AND REAL ESTATE SECURITIES FUND

                                                                                                       DEALER DISCOUNT
                                               SALES CHARGE                 SALES CHARGE                OR AGENCY FEE
        AMOUNT OF TRANSACTION                  AS PERCENTAGE               AS PERCENTAGE               AS PERCENTAGE OF
          AT OFFERING PRICE                  OF OFFERING PRICE           OF AMOUNT INVESTED            OFFERING PRICE
-----------------------------------------------------------------------------------------------------------------------------
Under $50,000                                      5.75%                       6.10%                        5.25%
$50,000 but under $100,000                         4.75%                       4.99%                        4.25%
$100,000 but under $250,000                        3.75%                       3.90%                        3.25%
$250,000 but under $500,000                        2.75%                       2.83%                        2.25%
$500,000 but under $1,000,000                      2.00%                       2.04%                        1.75%
$1,000,000 or more                                  None                        None                         None


   In addition to the dealer discount on purchases of Class A Shares, the Distributor intends to pay investment dealers a sales commission of 4% of the sale price of Class B Shares and a sales commission of 1% of the sale price of Class C Shares sold by such dealers. This sales commission will not be paid to dealers for sales of Class B or Class C Shares purchased by 401(k) participants of the Merrill Lynch Daily K Plan due to a waiver of the CDSC for these Plan participants' purchases. Your broker, dealer or investment adviser may also charge you additional commissions or fees for their services in selling shares to you provided they notify the Distributor of their intention to do so.


   Dealers and other entities who enter into special arrangements with the Distributor may receive compensation for the sale and promotion of shares of the Funds and/or for providing other shareholder services. Such fees are in addition to the sales commissions referenced above and may be based upon the amount of sales of fund shares by a dealer; the provision of assistance in marketing of fund shares; access to sales personnel and information dissemination services, provision of recordkeeping and administrative services to qualified employee benefit plans; and other criteria as established by the Distributor. Depending on the nature of the services, these fees may be paid either from the Funds through distribution fees, service fees or transfer agent fees or in some cases, the Distributor may pay certain fees from its own profits and resources. From its own profits and resources, the Distributor does intend to: (a) sponsor training and educational meetings and provide additional compensation to qualifying dealers in the form of trips, merchandise or expense reimbursements;
(b) from time to time pay special incentive and retention fees to qualified wholesalers, registered financial institutions and third party marketers; (c) pay broker/dealers an amount equal to 1% of the first $3 million of Class A Share purchases by an account held in the name of a qualified employee benefit plan with at least 100 eligible employees, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million; and (d) excluding purchases as described in (c) above, pay broker/dealers an amount equal to 1% of the amount of Class A Shares sold above $1 million but under $3 million, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million. If part or all of such investment, including investments by qualified employee benefit plans, is subsequently redeemed within one year of the investment date, the broker-dealer will refund to the Distributor such amounts paid with respect to the investment. In addition, the Distributor may pay the entire applicable sales charge on purchases of Class A Shares to selected dealers and agents. From its own profits and resources, the Distributor intends to pay the following additional compensation to Merrill Lynch, Pierce, Fenner & Smith, Inc.: 0.25% on sales of Class A and B shares, 0.10% on sales of Class C shares, 0.10% on sales of Class A shares sold at net asset value, and 0.10% annually on the average daily net asset value of fund shares on which Merrill Lunch is broker of record and which such shares exceed the amount of assets on which Merrill Lunch is broker of record as of July 1, 1999. Any dealer who receives more than 90% of a sales charge may be deemed to be an "underwriter" under the Securities Act of 1933. Equity Planning reserves the right to discontinue or alter such fee payment plans at any time.

   From its own resources or pursuant to the Plan, and subject to the dealers' prior approval, the Distributor may provide additional compensation to registered representatives of dealers in the form of travel expenses, meals, and lodging associated with training and educational meetings sponsored by the Distributor. The Distributor may also provide gifts amounting in value to less than $100, and occasional meals or entertainment, to registered representatives of dealers. Any such travel expenses, meals, lodging, gifts or entertainment paid will not be preconditioned upon the registered representatives' or dealers' achievement of a sales target. The Distributor may, from time to time, reallow the entire portion of the sales charge on Class A shares which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.

ADMINISTRATIVE SERVICES

   Equity Planning also acts as administrative agent of the Trust and as such performs administrative, bookkeeping and pricing functions for the Funds. For its services, Equity Planning will be paid a fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC Inc., as subagent, plus (2) the documented cost to Equity Planning to provide financial reporting and tax services and to oversee the subagent's performance. The current fee schedule of PFPC Inc. is based upon the average of the aggregate daily net asset values of each Fund, at the following incremental annual rates.


         First $200 million                          .085%
         $200 million to $400 million                .05%
         $400 million to $600 million                .03%
         $600 million to $800 million                .02%
         $800 million to $1 billion                  .015%
         Greater than $1 billion                     .0125%

   Percentage rates are applied to the aggregate daily net asset values of the Funds. PFPC Inc. also charges minimum fees and additional fees for each additional class of fund shares. Equity Planning retains PFPC Inc. as subagent for each of the funds for which Equity Panning serves as administrative agent. PFPC Inc. agreed to a modified fee structure and waived certain charges. Because PFPC Inc.'s arrangement would have favored smaller funds over larger funds, Equity Planning reallocates PFPC Inc.'s overall asset-based charges among all funds for which it serves as administrative agent on the basis of the relative net assets of each fund. As a result, the PFPC Inc. charges to the Funds are expected to be slightly less than the amount that would be found through direct application of the table illustrated above. For administrative services during the fiscal year ended September 30, 1999, PEPCO received $258,753.


                               DISTRIBUTION PLANS


   The Trust has adopted a distribution plan for each class of shares (except Class X Shares) (i.e., a plan for the Class A Shares, a plan for the Class B Shares, and a plan for the Class C Shares; collectively, the "Plans") in accordance with Rule 12b-1 under the Act, to compensate the Distributor for the services it provides and for the expenses it bears under the Underwriting Agreement. Each class of shares pays a service fee at a rate of 0.25% per annum of the average daily net assets of such class of the Fund and a distribution fee based on average daily net assets at the following rates: for Class B Shares at a rate of 0.75% per annum; for Class C Shares at a rate of 0.75% per annum.

   From the Service Fee the Distributor expects to pay a quarterly fee to qualifying broker/dealer firms, as compensation for providing personal services and/or the maintenance of shareholder accounts, with respect to shares sold by such firms. This fee will not exceed on an annual basis 0.25% of the average annual net asset value of such shares, and will be in addition to sales charges on Fund shares which are re-allowed to such firms. To the extent that the entire amount of the Service Fee is not paid to such firms, the balance will serve as compensation for personal and account maintenance services furnished by the Distributor. The Distributor also pays to dealers an additional compensation with respect to Class C Shares, 0.75% of the average annual net asset value of that class.

   On a quarterly basis, the Funds' Trustees review a report on expenditures under the Plans and the purposes for which expenditures were made. The Trustees conduct an additional, more extensive review annually in determining whether the Plans will be continued. By its terms, continuation of the Plans from year to year is contingent on annual approval by a majority of the Funds' Trustees and by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plans or any related agreements (the "Plan Trustees"). The Plans provide that they may not be amended to increase materially the costs which the Funds may bear pursuant to the Plans without approval of the shareholders of that Class of the Funds and that other material amendments to the Plans must be approved by a majority of the Plan Trustees by vote cast in person at a meeting called for the purpose of considering such amendments. The Plans further provide that while they are in effect, the selection and nomination of Trustees who are not "interested persons" shall be committed to the discretion of the Trustees who are not "interested persons." The Plans may be terminated at any time by vote of the Plan Trustees or a majority of the outstanding shares of the relevant Class of the Funds.

   For the fiscal year ended September 30, 1999 the Funds paid Rule 12b-1 Fees in the amount of $148,159, of which the Distributor received $121,864, W.S. Griffith & Co., an affiliate, received $1,637 and unaffiliated broker-dealers received $24,658. The Rule 12b-1 payments were used for compensation to dealers, $235,030; and printing and mailing of prospectuses to other than current shareholders, $14,630.


   The National Association of Securities Dealers, Inc. ("NASD"), regard certain distribution fees as asset-based sales charges subject to NASD sales load limits. The NASD's maximum sales charge rule may require the Trustees to suspend distribution fees or amend the Plans.



                             MANAGEMENT OF THE TRUST

   The Trust is an open-end management investment company known as a mutual fund. The Trustees of the Trust ("Trustees") are responsible for the overall supervision of the Trust and perform duties imposed on Trustees by the Investment Company Act and Delaware business trust law.

TRUSTEES AND OFFICERS
   The Trustees and Officers of the Trust and their business affiliations for the past five years are set forth below and, unless otherwise noted, the address of each executive officer and Trustee is 56 Prospect Street, Hartford, Connecticut, 06115-0480.

                                     POSITIONS HELD                                 PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE                WITH THE TRUST                                DURING THE PAST 5 YEARS
---------------------                --------------                                -----------------------
Robert Chesek (66)                   Trustee                Trustee/Director (1981-present) and Chairman (1989-1994), Phoenix
49 Old Post Road                                            Funds. Trustee, Phoenix-Aberdeen Series Fund, Phoenix Duff & Phelps
Wethersfield, CT 06109                                      Institutional Mutual Funds (1996-present) and Phoenix-Seneca Funds
                                                            (2000-present).

                                                                30


                                     POSITIONS HELD                                 PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE                WITH THE TRUST                                DURING THE PAST 5 YEARS
---------------------                --------------                                -----------------------
E. Virgil Conway (70)                Trustee                Chairman, Metropolitan Transportation Authority (1992-present).
9 Rittenhouse Road                                          Trustee/Director, Consolidated Edison Company of New York, Inc.
Bronxville, NY 10708                                        (1970-present), Pace University (1978-present), Atlantic Mutual
                                                            Insurance Company (1974-present), HRE Properties (1989-present),
                                                            Greater New York Councils, Boy Scouts of America (1985-present),
                                                            Union Pacific Corp. (1978-present), Blackrock Freddie Mac Mortgage
                                                            Securities Fund (Advisory Director) (1990-present), Centennial
                                                            Insurance Company (1974-present), Josiah Macy, Jr., Foundation
                                                            (1975-present), The Harlem Youth Development Foundation
                                                            (1987-present) (Chairman, 1998-present), Accuhealth (1994-present),
                                                            Trism, Inc. (1994-present), Realty Foundation of New York
                                                            (1972-present), New York Housing Partnership Development Corp.
                                                            (Chairman) (1981-present) and Academy of Political Science (Vice
                                                            Chairman) (1985-present). Director/Trustee, Phoenix Funds
                                                            (1993-present). Trustee, Phoenix-Aberdeen Series Fund, Phoenix Duff &
                                                            Phelps Institutional Mutual Funds (1996-present) and Phoenix-Seneca
                                                            Funds (2000-present). Director, Duff & Phelps Utilities Tax-Free
                                                            Income Inc. and Duff & Phelps Utility and Corporate Bond Trust Inc.
                                                            (1995-present). Member, Audit Committee of the City of New York
                                                            (1981-1996). Advisory Director, Blackrock Fannie Mae Mortgage
                                                            Securities Fund (1989-1996) and Fund Directions (1993-1998).
                                                            Chairman, Financial Accounting Standards Advisory Council
                                                            (1992-1995).

William W. Crawford (71)             Trustee                Representative (1994-1995), Senior Executive (1994-1995), President
3029 Wynfield Mews Lane                                     and Chief Operating Officer (1988-1993), Hilliard, Lyons, Inc.
Louisville, KY 40206                                        (broker/dealer). Trustee, Phoenix Duff & Phelps Institutional Mutual
                                                            Funds (1996-present) and Phoenix-Seneca Funds (2000-present).
                                                            Director, Duff & Phelps Utilities Tax-Free income Inc.
                                                            (1995-present), Duff & Phelps Utility and Corporate Bond Trust Inc.
                                                            (1995-present).

Harry Dalzell-Payne (70)             Trustee                Director/Trustee, Phoenix Funds (1983-present). Trustee,
The Flat                                                    Phoenix-Aberdeen Series Fund, Phoenix Duff & Phelps Institutional
Elmore Court                                                Mutual Funds (1996-present). Trustee, Phoenix-Seneca Funds
Elmore, GLOS GL2                                            (1999-present). Director, Duff & Phelps Utilities Tax-Free Income
6 NT, UK                                                    Inc. and Duff & Phelps Utility and Corporate Bond Trust Inc.
                                                            (1995-present). Director, Farragut Mortgage Co., Inc. (1991-1994).
                                                            Formerly a Major General of the British Army.

William N. Georgeson (72)            Trustee                Trustee, Phoenix Duff & Phelps Institutional Mutual Funds
575 Glenwood Road                                           (1996-present) and Phoenix-Seneca Funds (2000-present). Director,
Lake Forest, IL 60045                                       Duff & Phelps Utility and Corporate Bond Trust Inc. (1994-present)
                                                            and Duff & Phelps Utilities Tax-Free Income Inc. (1993-present).

*Francis E. Jeffries (69)            Trustee                Director/Trustee, Phoenix Funds (1995-present). Trustee,
 8477 Bay Colony Dr.                                        Phoenix-Aberdeen Series Inc., Phoenix Duff & Phelps Institutional
 #902                                                       Mutual Funds (1996-present) and Phoenix-Seneca Funds (2000-present).
 Naples, FL 34108                                           Director, Duff & Phelps Utilities Income Inc. (1987-present), Duff &
                                                            Phelps Utilities Tax-Free Income Inc. (1991-present) and Duff &
                                                            Phelps Utility and Corporate Bond Trust Inc. (1993-present).
                                                            Director, The Empire District Electric Company (1984-present).
                                                            Director (1989-1997), Chairman of the Board (1993-1997), President
                                                            (1989-1993), and Chief Executive Officer (1989-1995), Phoenix
                                                            Investment Partners, Ltd.

                                                                31


                                     POSITIONS HELD                                 PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE                WITH THE TRUST                                DURING THE PAST 5 YEARS
---------------------                --------------                                -----------------------
Leroy Keith, Jr. (61)                Trustee                Chairman (1995-present) and Chief Executive Officer (1995-1999),
Chairman                                                    Carson Products Company. Director/Trustee, Phoenix Funds
Carson Products Company                                     (1980-present). Trustee, Phoenix-Aberdeen Series Fund, Phoenix Duff &
64 Ross Road                                                Phelps Institutional Mutual Funds (1996-present) and Phoenix-Seneca
Savannah, GA 30750                                          Funds (2000-present). Director, Equifax Corp. (1991-present) and
                                                            Evergreen International Fund, Inc. (1989-present). Trustee, Evergreen
                                                            Liquid Trust, Evergreen Tax Exempt Trust, Evergreen Tax Free Fund,
                                                            Master Reserves Tax Free Trust, and Master Reserves Trust.

*Philip R. McLoughlin (53)           Trustee and President  Chairman (1997-present), Director (1995-present), Vice Chairman
                                                            (1995-1997) and Chief Executive Officer (1995-present), Phoenix
                                                            Investment Partners, Ltd. Director (1994-present) and Executive Vice
                                                            President, Investments (1988-present), Phoenix Home Life Mutual
                                                            Insurance Company. Director/Trustee and President, Phoenix Funds
                                                            (1989-present). Trustee and President, Phoenix-Aberdeen Series Fund
                                                            and Phoenix Duff & Phelps Institutional Mutual Funds (1996-present).
                                                            Trustee, Phoenix-Seneca Funds (1999-present). Director, Duff & Phelps
                                                            Utilities Tax-Free Income Inc. (1995-present) and Duff & Phelps
                                                            Utility and Corporate Bond Trust Inc. (1995-present). Director
                                                            (1983-present) and Chairman (1995-present), Phoenix Investment
                                                            Counsel, Inc. Director (1984-present) and President (1990-1999),
                                                            Phoenix Equity Planning Corporation. Chairman and Chief Executive
                                                            Officer, Phoenix/Zweig Advisers LLC (1999-present). Director, PXRE
                                                            Corporation (Delaware) (1985-present) and World Trust Fund
                                                            (1991-present). Director and Executive Vice President, Phoenix Life
                                                            and Annuity Company (1996-present). Director and Executive Vice
                                                            President, PHL Variable Insurance Company (1995-present). Director,
                                                            Phoenix Charter Oak Trust Company (1996-present). Director and Vice
                                                            President, PM Holdings, Inc. (1985-present). Director, PHL
                                                            Associates, Inc. (1995-present). Director, (1992-present) and
                                                            President (1992-1994), W.S. Griffith & Co., Inc.

Eileen A. Moran (45)                 Trustee                President and Chief Executive Officer, PSEG Resources Inc.
23 Woodland Drive                                           (1990-present). Trustee, Phoenix Duff & Phelps Institutional Mutual
East Windsor, NJ 08520                                      Funds (1996-present) and Phoenix-Seneca Funds (2000-present).

Everett L. Morris (72)               Trustee                Vice President, W.H. Reaves and Company (1993-present). Director/
164 Laird Road                                              Trustee, Phoenix Funds (1995-present). Trustee, Duff & Phelps Mutual
Colts Neck, NJ 07722                                        Funds (1994-present). Trustee, Phoenix-Aberdeen Series Fund, Phoenix
                                                            Duff & Phelps Institutional Mutual Funds (1996-present). Director,
                                                            Duff & Phelps Utilities Tax-Free Income Inc. (1991-present) and Duff
                                                            & Phelps Utility and Corporate Bond Trust Inc. (1993-present).

*James M. Oates (54)                 Trustee                Chairman, IBEX Capital Markets, Inc. (formerly, IBEX Capital Markets
 Managing Director                                          LLC) (1997-present). Managing Director, Wydown Group (1994-present).
 The Wydown Group                                           Director, Phoenix Investment Partners, Ltd. (1995-present).
 IBEX Capital Markets, Inc.                                 Director/Trustee, Phoenix Funds (1987-present). Trustee,
 60 State Street                                            Phoenix-Aberdeen Series Fund, Phoenix Duff & Phelps Institutional
 Suite 950                                                  Mutual Funds (1996-present) and Phoenix-Seneca Funds (2000-present).
 Boston, MA 02109                                           Director, AIB Govett Funds (1991-present),  Investors Financial
                                                            Service Corporation (1995-present), Investors Bank & Trust
                                                            Corporation (1995-present), Plymouth Rubber Co. (1995-present),
                                                            Stifel Financial (1996-present), Command Systems, Inc.
                                                            (1998-present), Connecticut River Bancorp (1998-present) and
                                                            Endowment for Health (1999-present). Vice Chairman, Massachusetts
                                                            Housing-Partnership (1998-2000). Director, Blue Cross and Blue Shield
                                                            of New Hampshire (1994-1999).

                                                                32


                                     POSITIONS HELD                                 PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE                WITH THE TRUST                                DURING THE PAST 5 YEARS
---------------------                --------------                                -----------------------
Richard A. Pavia (69)                Trustee                Vice Chairman, Forest Preserve District, Cook County President
7145 North Ionia                                            Advisory Council (1997-present). Special Consultant, K&D Facilities
Chicago, IL 60646                                           Resource Corp. (1995-present). Trustee, Phoenix Duff & Phelps
                                                            Institutional Mutual Funds (1996-present) and Phoenix-Seneca Funds
                                                            (2000-present). Director, Duff & Phelps Utilities Tax-Free Income
                                                            Inc. (1991-present), Duff & Phelps Utility and Corporate Bond Trust
                                                            Inc. (1992-present). Director (1981-1997), Chairman and Chief
                                                            Executive officer (1989-1994), Speer Financial, Inc.

Herbert Roth, Jr. (71)               Trustee                Director/Trustee, Phoenix Funds (1980-present). Trustee,
134 Lake Street                                             Phoenix-Aberdeen Series Fund, Phoenix Duff & Phelps Institutional
P.O. Box 909                                                Mutual Funds (1996-present) and Phoenix-Seneca Funds (2000-present).
Sherborn, MA 01770                                          Director, Boston Edison Company (1978-present), Landauer, Inc.
                                                            (medical services) (1970-present), Tech Ops./Sevcon, Inc. (electronic controllers) (1987-present), and Mark IV Industries (diversified manufacturer) (1985-present), Phoenix Home Life Mutual Insurance
                                                            Company (1972-1998). Member, Directors Advisory Council, Phoenix Home
                                                            Life Mutual Insurance Company (1998-present).

Richard E. Segerson (54)             Trustee                Managing Director, Northway Management Company (1998-present).
102 Valley Road                                             Director/Trustee, Phoenix Funds (1993-present). Trustee,
New Canaan, CT 06840                                        Phoenix-Aberdeen Series Fund, Phoenix Duff & Phelps Institutional
                                                            Mutual Funds (1996-present) and Phoenix-Seneca Funds (2000-present).
                                                            Managing Director, Mullin Associates (1993-1998).

Lowell P. Weicker, Jr. (69)          Trustee                Trustee/Director, Phoenix Funds (1995-present). Trustee,
731 Lake Avenue                                             Phoenix-Aberdeen Series Fund, Phoenix Duff & Phelps Institutional
Greenwich, CT 06830                                         Mutual Funds (1996-present) and Phoenix-Seneca Funds (2000-present).
                                                            Director, UST Inc. (1995-present), HPSC Inc. (1995-present), and
                                                            Compuware (1996-present) and Burroughs Wellcome Fund (1996-present).
                                                            Visiting Professor, University of Virginia (1997-present). Director,
                                                            Duty Free International, Inc. (1997). Chairman, Dresing, Lierman,
                                                            Weicker (1995-1996). Governor of the State of Connecticut (1991-1995).

Gail P. Seneca (46)                  President              Managing Director, Equities, Phoenix Investment Counsel, Inc.
909 Montgomery St.                                          (1998-present). President and Trustee (1996-present), Phoenix-Seneca
San Francisco, CA 94133                                     Funds. Managing Member, GMG/Seneca Capital Management LLC
                                                            (1996-present). Chief Investment Officer and managing general partner
                                                            (1989-present), GMG/Seneca Capital Management, L.P. Senior Vice
                                                            President, The Phoenix Edge Series Fund (1998-present), Phoenix
                                                            Multi-Portfolio Fund (1998-present), Phoenix Duff & Phelps
                                                            Institutional Mutual Funds (1999-present) and Phoenix Strategic Equity
                                                            Series Fund (1998-present).

Michael E. Haylon (42)               Executive              Director and Executive Vice President--Investments, Phoenix Investment
                                     Vice President         Partners, Ltd. (1995-present). Executive Vice President, President
                                                            Phoenix Funds (1993-present) and Phoenix-Aberdeen Series Fund
                                                            (1976-present). Executive Vice President (1997-present), Vice
                                                            President (1996-1997), Phoenix Duff & Phelps Institutional Mutual
                                                            Funds. Director (1994-present), President (1995-present), Executive
                                                            Vice President (1994-1995), Vice President (1991-1994), Phoenix
                                                            Investment Counsel, Inc. Director, Phoenix Equity Planning Corporation
                                                            (1995-present). Senior Vice President, Securities Investments, Phoenix
                                                            Home Life Mutual Insurance Company (1993-1995).

                                                                33


                                     POSITIONS HELD                                 PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE                WITH THE TRUST                                DURING THE PAST 5 YEARS
---------------------                --------------                                -----------------------
William R. Moyer (55)                Executive              Executive Vice President and Chief Financial Officer (1999-present),
100 Bright Meadow Blvd.              Vice President         Senior Vice President (1995-1999), Phoenix Investment Partners, Ltd.
P.O. Box 2200                                               Director (1998-present), Senior Vice President, (1990-present), Chief
Enfield, CT 06083-2200                                      Financial Officer (1996-present), Finance (until 1996) and Treasurer
                                                            (1994-1996 and 1998-present), Phoenix Equity Planning Corporation.
                                                            Director (1998-present), Senior Vice President (1990-present), Chief
                                                            Financial Officer (1996-present) and Treasurer (1994-present),
                                                            Phoenix Investment Counsel, Inc. Vice President and Chief Financial
                                                            Officer, Duff & Phelps Investment Management Co.  Vice President,
                                                            Phoenix Funds (1990-present), Phoenix-Aberdeen Series Fund and
                                                            Phoenix Duff & Phelps Institutional Mutual Funds (1996-present).
                                                            Executive Vice President, Phoenix-Seneca Funds (2000-present). Vice
                                                            President, Investment Products Finance, Phoenix Home Life Mutual
                                                            Insurance Company (1990-1995). Senior Vice President, Chief Financial
                                                            Officer and Treasurer, W.S. Griffith & Co., Inc. (1992-1995).

John F. Sharry (48)                  Executive              President, Retail Division (1999-present), Executive Vice President,
                                     Vice President         Retail Division (1997-1999), Phoenix Investment Partners, Ltd.
                                                            Managing Director, Retail Distribution, Phoenix Equity Planning
                                                            Corporation (1995-present). Executive Vice President, Phoenix Funds
                                                            (1998-present), Phoenix-Aberdeen Series Fund (1998-present) and
                                                            Phoenix-Seneca Funds (2000-present). Managing Director, Director and
                                                            National Sales Manager, Putnam Mutual Funds (1992-1995).

Robert S. Dreissen (52)              Vice President         Vice President, Compliance, Phoenix Investment Partners, Ltd. (since
                                     and Assistant          1999) Vice President, Phoenix Funds, Phoenix-Aberdeen Series Fund and
                                     Secretary              Phoenix Duff & Phelps Institutional Mutual Funds and Phoenix-Seneca
                                                            Funds (since 1999). Vice President, Risk Management Liaison, Bank of
                                                            America (1996-1999). Vice President, Securities Compliance. The
                                                            Prudential Insurance Company of America (1993-1996). Branch
                                                            Chief/Financial Analyst, Securities and Exchange Commission, Division
                                                            of Investment Management (1972-1993).

Nancy G. Curtiss (47)                Treasurer              Vice President, Fund Accounting (1994-present) and Treasurer
                                                            (1996-present), Phoenix Equity Planning Corporation. Treasurer,
                                                            Phoenix Funds (1994-present), Phoenix Duff & Phelps Institutional
                                                            Mutual Funds (1996-present), Phoenix-Aberdeen Series Fund
                                                            (1996-present) and Phoenix-Seneca Funds (2000-present). Second Vice
                                                            President and Treasurer, Fund Accounting, Phoenix Home Life Mutual
                                                            Insurance Company (1994-1995). Various positions with Phoenix Home
                                                            Life Mutual Insurance Company (1987-1994).

G. Jeffrey Bohne (52)                Secretary              Senior Vice President, Mutual Fund Customer Service (1999-present),
101 Munson Street                                           Vice President, Mutual Fund Customer Service (1996-1999), Vice
Greenfield, MA 01301                                        President, Transfer Agent Operations (1993-1996), Phoenix Equity
                                                            Planning Corporation. Secretary/Clerk, Phoenix Funds (1993-present),
                                                            Phoenix-Aberdeen Series Fund, Phoenix Duff & Phelps Institutional
                                                            Mutual Funds (1996-present) and Phoenix-Seneca Funds (2000-present).
                                                            Vice President and General Manager, Phoenix Home Life Mutual
                                                            Insurance Co. (1993-present).

  *Trustees identified with an asterisk are considered to be interested persons of the Fund (within the meaning of the Investment Company Act of 1940, as amended) because of their affiliation with Phoenix Investment Counsel, Inc. Phoenix Equity Planning Corporation or Phoenix Investment Partners, Ltd.

   For services rendered to the Trust during the period ended September 30, 1999, the Board of Trustees then in place received an aggregate of $105,000 from the Trust as Trustees' fees. The current Board of Trustees was elected by shareholders at a meeting held on March 15, 2000. Of the current Trustees, only Messrs. Dalzell-Payne and McLoughlin served on the prior Board. Effective May 1, 2000, each Trustee who is not a full-time employee of the Adviser or any of its affiliates currently receives a retainer at the annual rate of $3,000 and $500 per meeting. Each Trustee who serves on a Committee receives a fee of $250 for each meeting attended. The function of the Executive Committee is to serve as a contract review, compliance review and performance review delegate of the full Board of Trustees. Officers and employees of the Adviser who are interested persons are compensated for their services by the Adviser and receive no compensation from the Fund.

   For the Trust's last fiscal year, the current Trustees received the following compensation:

                                                                                                                 TOTAL
                                                                                                             COMPENSATION
                                                           PENSION OR                                       FROM TRUST AND
                                   AGGREGATE           RETIREMENT BENEFITS            ESTIMATED              FUND COMPLEX
                                  COMPENSATION           ACCRUED AS PART          ANNUAL BENEFITS             (37 FUNDS)
NAME                               FROM TRUST*         OF TRUST EXPENSES          UPON RETIREMENT         PAID TO TRUSTEES
----                              ------------         -------------------        ----------------         ----------------
Robert Chesek                       $     0                                                                       $
E. Virgil Conway+                   $     0                                                                       $
William W. Crawford                 $     0                                                                       $
Harry Dalzell-Payne+                $20,000                                                                       $
William N. Georgeson                $     0                                                                       $
Francis E. Jeffries                 $     0                  None                      None                       $
Leroy Keith, Jr.                    $     0                 for any                   for any                     $
Philip R. McLoughlin+               $     0                 Trustee                   Trustee                     $
Eileen A. Moran                     $     0                                                                       $
Everett L. Morris+                  $     0                                                                       $
James M. Oates+                     $     0                                                                       $
Richard A. Pavia                    $     0                                                                       $
Herbert Roth, Jr. +                 $     0                                                                       $
Richard E. Segerson                 $     0                                                                       $
Lowell P. Weicker, Jr.              $     0                                                                       $


* Compensation (and the earnings thereon) may be deferred pursuant to the Directors' Deferred Compensation Plan. At June 30, 2000, the total amount of deferred compensation (including interest and other accumulation earned on the original amounts deferred) accrued for Messrs. Crawford, Jeffries, Morris, Pavia, Roth and Segerson was $24,989.61, $472,348.25, $197,344.74, $24,854.92,
$177,329.63, and $115,043.51, respectively. At present, by agreement among the Trust, the Distributor and the electing director, director fees that are deferred are paid by the Trust to the Distributor. The liability for the deferred compensation obligation appears only as a liability of the Distributor.

+Messrs. Conway, Dalzell-Payne, McLoughlin, Morris, Oates and Roth are members of the Executive Committee.

   On September _, 2000, the trustees and officers as a group owned less than 1% of the then outstanding shares of the Fund.


PRINCIPAL SHAREHOLDERS

   The following table sets forth information as of September __, 2000 with respect to each person who owns of record or is known by the Trust to own of record or beneficially 5% or more of any class of the Trust's outstanding equity securities:

          NAME OF SHAREHOLDER                      NAME OF FUND AND CLASS              NUMBER OF SHARES   PERCENT OF CLASS
          -------------------                      ----------------------              ----------------   ----------------
Gail P. Seneca, President and Trustee   Real Estate Securities Fund Class X Shares                                    %



BT Alex Brown, Inc.                     Mid-Cap "EDGE"(SM) Fund Class X Shares                                        %
FBO 761-00796-21
P. O. Box 1346
Baltimore, MD 21203-1346

BT Alex Brown, Inc.                     Real Estate Securities Fund Class X Shares                                    %
FBO 761-00939-11
P. O. Box 1346
Baltimore, MD 21203-1346

BT Alex Brown, Inc.                     Real Estate Securities Fund Class X Shares                                    %
FBO 761-00591-10
P. O. Box 1346
Baltimore, MD 21203-1346

                                                                35

          NAME OF SHAREHOLDER                      NAME OF FUND AND CLASS              NUMBER OF SHARES   PERCENT OF CLASS
          -------------------                      ----------------------              ----------------   ----------------
Charles Schwab & Co., Inc.              Bond Fund Class X Shares                                                      %
Reinvest Account                        Mid-Cap "EDGE"(SM)  Fund Class X Shares                                       %
ATTN: Mutual Fund Dept.
101 Montgomery St.
San Francisco, CA  94104-4122

Charles Schwab & Co., Inc.              Real Estate Securities Fund Class A Shares                                    %
Special Custody Acct. For the Exclusive
Benefit of Our Customers
ATTN: Mutual Fund Operations
101 Montgomery St.
San Francisco, CA  94104-4122

Donaldson Lufkin Jenrette               Mid-Cap "EDGE"(SM) Fund Class B Shares                                        %
Securities Corp., Inc.                  Real Estate Securities Fund Class B Shares                                    %
P. O. Box 2052                          Real Estate Securities Fund Class C Shares                                    %
Jersey City, NJ 07303-2052

First National Bank of Onaga Cust.      Real Estate Securities Fund Class A Shares                                    %
FBO Darrell D. Vore IRA
P.O. Box 420
301 Leonard St.
Onaga, KS  66521-420

First Republic Bank                     Mid-Cap "EDGE"(SM) Fund Class X Shares                                        %
DBA First Republic Trust Co.            Real Estate Securities Fund Class X Shares                                    %
111 Pine Street
San Francisco, CA 94111-5602




Leon L. Levy TTEE                       Bond Fund Class A Shares                                                      %
Leon L. Levy & Assoc.  PSP
FBO Leon L. Levy
The Bellevue
Broad Street at Walnut, 4th Fl.
Philadelphia, PA 19102

LPL Financial Services                  Real Estate Securities Fund Class B Shares                                    %
A/C 1090-8353
9785 Town Centre Drive
San Diego, CA 92121-1968

Susan R. Mintz                          Real Estate Securities Fund Class A Shares                                    %
3000 Saint Charles Avenue, Apt. 415
New Orleans, LA 70115-4473

MLPF&S for the Sole Benefit             Bond Fund Class A Shares                                                      %
of its Customers                        Bond Fund Class C Shares                                                      %
Attn:  Fund Administration              Mid-Cap "EDGE"(SM) Fund Class A Shares                                        %
4800 Deer Lake Dr. E., 3rd Flr.         Mid-Cap "EDGE"(SM) Fund Class B Shares                                        %
Jacksonville, FL 32246-6484             Mid-Cap "EDGE"(SM) Fund Class C Shares                                        %

Lois Mossman                            Bond Fund Class C Shares                                                      %
7025 Downing Drive
Knoxville, TN 37909-2502

NFSC FEBO #APW-777242                   Bond Fund Class C Shares                                                      %
John S. Hinmon
Harriet H. Hinmon
P.O. Box 838
Edwards, CO  81632-0838

                                                                36


          NAME OF SHAREHOLDER                      NAME OF FUND AND CLASS              NUMBER OF SHARES   PERCENT OF CLASS
          -------------------                      ----------------------              ----------------   ----------------
PaineWebber for the Benefit of          Bond Fund Class C Shares                                                      %
Youth Tennis Foundation of
Northern California
1290 Howard Avenue, Ste. 333
Burlingame, CA 94010-4222

Phoenix Equity Planning Corp.           Bond Fund Class C Shares                                                      %
ATTN:  Corporate Accounting Dept.       Real Estate Securities Fund Class B Shares                                    %
C/O Gene Charon, Controller             Real Estate Securities Fund Class C Shares                                    %
100 Bright Meadow Blvd.
Enfield, CT  06082-1957

Phoenix Home Life                       Bond Fund Class X Shares                                                      %
ATTN: Pam Levesque
56 Prospect St.
Hartford, CT 06103-2818

TTEES of Phoenix Savings &              Mid-Cap "EDGE"(SM) Fund Class A Shares                                        %
Investment Plan
C/O Suzette Louro
100 Bright Meadow Blvd.
Enfield, CT 06083-1900

Prudential Securities Inc. FBO          Real Estate Securities Fund Class B Shares                                    %
Mr. John W. Masker, Jr.
2772 E. Quail Avenue
Las Vegas, NV 89120-2443

Resources Trust Company TTEE            Real Estate Securities Fund Class C Shares                                    %
FBO Harvey H. Bohman IRA
P. O. Box 5900
Denver, CO 80217-5900

Resources Trust Company TTEE            Real Estate Securities Fund Class C Shares                                    %
FBO Fred O'Dell IRA
P. O. Box 5900
Denver, CO 80217-5900

Resources Trust Company TTEE            Real Estate Securities Fund Class C Shares                                    %
FBO Bertha Vasquez
P. O. Box 5900
Denver, CO 80217-5900

Resources Trust Company TTEE            Real Estate Securities Fund Class C Shares                                    %
FBO Gail B. Nestlerode IRA
P. O. Box 5900
Denver, CO 80217-5900

State Street Bank & Trust Co.           Bond Fund Class A Shares                                                      %
Custodian for the IRA Rollover of
Eugene J. Glaser
784 Park Ave. #15C
New York, NY  10021-3553

State Street Bank & Trust Co.           Bond Fund Class B Shares                                                      %
Custodian for the IRA of
Harold C. Patterson
6298 Breckenridge Road
Lake Worth, FL  33467-6821

                                                                37


          NAME OF SHAREHOLDER                      NAME OF FUND AND CLASS              NUMBER OF SHARES   PERCENT OF CLASS
          -------------------                      ----------------------              ----------------   ----------------
State Street Bank & Trust Co.           Real Estate Securities Fund Class A Shares                                    %
Custodian for the IRA of
Nancy W. Silberman
270 Euclid Avenue
Winnetka, IL 60093-3605


                             ADDITIONAL INFORMATION


CAPITAL STOCK AND ORGANIZATION
   As a Delaware business trust, the Trust's operations are governed by its Agreement and Declaration of Trust dated December 18, 1995 (the "Declaration of Trust"). A copy of the Trust's Certificate of Trust, also dated December 18, 1995, is on file with the Office of the Secretary of State of the State of Delaware. Upon the initial purchase of shares, the shareholder agrees to be bound by the Trust's Declaration of Trust, as amended from time to time. Generally, Delaware business trust shareholders are not personally liable for obligations of the Delaware business trust under Delaware law. The Delaware Business Trust Act (the "Delaware Act") provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit corporations. The Trust's Declaration of Trust expressly provides that the Trust has been organized under the Delaware Act and that the Declaration of Trust is to be governed by Delaware law. It is nevertheless possible that a Delaware business trust, such as the Trust, might become a party to an action in another state whose courts refused to apply Delaware law, in which case the Trust's shareholders could be subject to personal liability.

   To guard against this risk, the Declaration of Trust (i) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by the Trust or its Trustees,
(ii) provides for the indemnification out of Trust property of any shareholders held personally liable for any obligations of the Trust or any series of the Trust and (iii) provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a Trust shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (1) a court refused to apply Delaware law; (2) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (3) the Trust itself would be unable to meet its obligations. In the light of Delaware law, the nature of the Trust's business and the nature of its assets, the risk of personal liability to a Fund shareholder is remote.

   The Declaration of Trust further provides that the Trust shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of the Trust. The Declaration of Trust does not authorize the Trust to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

   Under the Declaration of Trust, the Trust is not required to hold annual meetings to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders' meetings unless required by law or the Declaration of Trust. The Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. The Board is required to call a meeting for the purpose of considering the removal of persons serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust.

   Shares of the Trust do not entitle their holders to cumulative voting rights, so that the holders of more than 50% of the outstanding shares of the Trust may elect all of the Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees. As determined by the Trustees, shareholders are entitled to one vote for each dollar of net asset value (number of shares held times the net asset value of the applicable class of the applicable Fund).

   Pursuant to the Declaration of Trust, the Trustees may create additional funds by establishing additional series of shares in the Trust. The establishment of additional series would not affect the interests of current shareholders in the existing four Funds. As of the date of this Statement of Additional Information, the Trustees have not determined to establish another series of shares in the Trust.

   Pursuant to the Declaration of Trust, the Trustees may establish and issue multiple Classes of Shares for each Fund. As of the date of this Statement of Additional Information, the Trustees have authorized the issuance of four Classes of Shares for each series, designated Class X, Class A, Class B and Class C Shares.

   Each share of each class of a Fund is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund which are attributable to such class as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shares of each class of each Fund are entitled to receive their proportionate share of the assets which are attributable to such class of such Fund and which are available for distribution as the Trustees in their sole discretion may determine. Shareholders are not entitled to any preemptive, conversion or subscription rights. All shares, when issued, will be fully paid and non-assessable by the Trust.

   Subject to shareholder approval (if then required), the Trustees may authorize each Fund to invest all or part of its investable assets in a single open-end investment company that has substantially the same investment objectives, policies and restrictions as the Fund. As of the date of this Statement of Additional Information, the Trustees do not have any plan to authorize any Fund to so invest its assets.

   "Phoenix-Seneca Funds" is the designation of the Trust for the time being under the Declaration of Trust, and all persons dealing with a Fund must look solely to the property of that Fund for the enforcement of any claims against that Fund as neither the Trustees, officers, agents nor shareholders assume any personal liability for obligations entered into on behalf of a Fund or the Trust. No Fund is liable for the obligations of any other Fund. Since the Funds use combined prospectuses, however, it is possible that one Fund might become liable for a misstatement or omission in its prospectus regarding the other Fund with which its disclosure is combined. The Trustees have considered this factor in approving the use of the combined prospectuses.

FINANCIAL STATEMENTS
   The Funds' financial statements for the fiscal years ended September 30, 1999 included in the Funds' 1999 Annual Report are incorporated herein by reference.


REPORTS TO SHAREHOLDERS
   The fiscal year of the Fund ends on December 31. The Fund will send financial statements to its shareholders at least semiannually. An annual report containing financial statements audited by the Fund's independent accountants, will be sent to shareholders each year.


INDEPENDENT ACCOUNTANTS
   PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110, are the independent accountants for the Trust. Professional services performed by PricewaterhouseCoopers LLP include audits of the financial statements of the Trust, consultation on financial, accounting and reporting matters, review and consultation regarding various filings with the SEC and attendance at the meetings of the Audit Committee and Trustees.


CUSTODIAN AND TRANSFER AGENT
   The Custodian of the Fund's assets is State Street Bank and Trust Company, P.O. Box 351, Boston, Massachusetts, 02101. The Fund has authorized the custodians to appoint one or more subcustodians for the assets of the Fund held outside the United States. The securities and other assets of the Fund are held by each Custodian or any subcustodian separate from the securities and assets of each other Fund.

   Pursuant to a Transfer Agent and Service Agreement with the Phoenix Funds, Equity Planning acts as transfer agent for the Fund (the "Transfer Agent") for which it is paid $17.95 for each designated shareholder account plus out-of-pocket expenses. The Transfer Agent is authorized to engage subagents to perform certain shareholder servicing functions from time to time for which such agents shall be paid a fee by the Transfer Agent.

                                    APPENDIX

DESCRIPTION OF CERTAIN BOND RATINGS
MOODY'S INVESTORS SERVICE, INC.
   AAA--Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   AA--Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group the comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

   A--Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

   BAA--Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Moody's also provides credit ratings for preferred stocks. Preferred stock occupies a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks.

   AAA--An issue that is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

   AA--An issue that is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

   A--An issue that is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protections are, nevertheless, expected to be maintained at adequate levels.

   BAA--An issue that is rated "baa" is considered to be a medium grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

   Moody's ratings for municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term and long-term credit risk. Loans bearing the designation MIG 1 are of the best quality, enjoying strong protection by establishing cash flows of funds for their servicing or by established and broad-based access to the market for refinancing, or both. Loans bearing the designation MIG 2 are of high quality, with margins of protection ample although not so large as in the preceding group. A short term issue having a demand feature (i.e. payment relying on external liquidity and usually payable on demand rather than fixed maturity dates) is differentiated by Moody's with the use of the Symbol VMIG, instead of MIG.

   Moody's also provides credit ratings for tax-exempt commercial paper. These are promissory obligations (1) not having an original maturity in excess of nine months, and (2) backed by commercial banks. Notes bearing the designation P-1 have a superior capacity for repayment. Notes bearing the designation P-2 have a strong capacity for repayment.

STANDARD & POOR'S CORPORATION
   AAA--Bonds rated AAA have the higher rating assigned by Standard & Poor's Corporation. Capacity to pay interest and repay principal is extremely strong.

   AA--Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

   A--Bonds rated A have a very strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

   BBB--Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

   S&P's top ratings for municipal notes issued after July 29, 1984 are SP-1 and SP-2. The designation SP-1 indicates a very strong capacity to pay principal and interest. A "+" is added for those issues determined to possess overwhelming safety characteristics. An "SP-2" designation indicates a satisfactory capacity to pay principal and interest.

   Commercial paper rated A-2 or better by S&P is described as having a very strong degree of safety regarding timeliness and capacity to repay. Additionally, as a precondition for receiving an S&P commercial paper rating, a bank credit line and/or liquid assets must be present to cover the amount of commercial paper outstanding at all times.

   The Moody's Prime-2 rating and above indicates a strong capacity for repayment of short-term promissory obligations.


                                    GLOSSARY

COMMERCIAL PAPER: Short-term promissory notes of large corporations with excellent credit ratings issued to finance their current operations.

CERTIFICATES OF DEPOSIT: Negotiable certificates representing a commercial bank's obligations to repay funds deposited with it, earning specified rates of interest over given periods.

BANKERS' ACCEPTANCES: Negotiable obligations of a bank to pay a draft which has been drawn on it by a customer. These obligations are backed by large banks and usually are backed by goods in international trade.

TIME DEPOSITS: Non-negotiable deposits in a banking institution earning a specified interest rate over a given period of time.

CORPORATE OBLIGATIONS: Bonds and notes issued by corporations and other business organizations in order to finance their long-term credit needs.

                              PHOENIX-SENECA FUNDS
                            PART C--OTHER INFORMATION
ITEM 23. EXHIBITS


             a.     Agreement and Declaration of Trust.(8)
             b.     By-Laws.(8)
             c. Reference is made to Registrant's Agreement and Declaration of Trust. See Exhibit a.
           d.1. Form of Investment Advisory Agreement between the Registrant, on behalf of Phoenix-Seneca
                    Mid-Cap "EDGE"(SM) Fund, Phoenix-Seneca Bond Fund, and Phoenix-Seneca Real Estate Securities Fund, on the one hand, and Phoenix Investment Counsel, Inc. ("PIC") on the other.(5)

           d.2. Form of Subadvisory Agreement between PIC and Seneca Capital Management LLC ("Seneca").(5)
           e.1. Form of Underwriting Agreement between the Registrant and Phoenix Equity Planning Corporation ("PEPCO").(5)
           e.2.     Form of Sales Agreement between PEPCO and dealers.(5)
           e.3.     Form of Supplement to Phoenix Family of Funds Sales
                    Agreement.(5)
           e.4. Form of Financial Institution Sales Contract for the Phoenix Family of Funds.(5)
             f.     None.

           g.1. Master Custodian Contract between Registrant and State Street Bank and Trust Company dated May 1, 1997.(7)

           h.1. Form of Transfer Agency and Service Agreement (the "Transfer Agency Agreement") between the Registrant and PEPCO.(5)

           h.2. Financial Agent Agreement between Registrant and Phoenix Equity Planning Corporation, dated July 1, 1998.(7)

             i.     Opinion and consent of Morris, Nichols, Arsht & Tunnell.(3)

           j.1. Consent of PricewaterhouseCoopers LLP, Independent Public Accountants.(7)

             k.     None.
             l. Form of Share Purchase Agreement (the "Share Purchase Agreement") between Registrant and GMG/Seneca Capital Management, L.P.(3)
           m.1. Form of Amended and Restated Distribution Plan Pursuant to Rule 12b-1 for Class A Shares.(5)
           m.2. Form of Distribution Plan Pursuant to Rule 12b-1 for Class B Shares.(5)
           m.3. Form of Distribution Plan Pursuant to Rule 12b-1 for Class C Shares.(5)
             n.     Financial Data Schedules.
           o.1.     Form of Second Amended and Restated Rule 18f-3 Plan.(5)

           p.1.     Powers of Attorney.(8)

          ----------
          (1) Incorporated by reference to Registrant's Registration Statement on Form N-1A dated December 18, 1995.
          (2) Incorporated by reference to Pre-effective Amendment No. 1 to Registrant's Registration Statement dated February 13, 1996.
          (3) Incorporated by reference to Pre-Effective Amendment No. 2 to Registrant's Registration Statement dated February 29, 1996.
          (4) Incorporated by reference to Post-Effective Amendment No. 1 to Registrant's Registration Statement dated October 31, 1996.
          (5) Incorporated by reference to Post-Effective Amendment No. 5 to Registrant's Registration Statement filed on May 15, 1998.
          (6) Incorporated by reference to Post-Effective Amendment No. 6 to Registrant's Registration Statement filed on November 23, 1998.

          (7) Incorporated by reference to Post-Effective Amendment No. 8 filed on January 24, 2000.
          (8)       Filed herewith.




ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND
    None.

ITEM 25. INDEMNIFICATION

  The Agreement and Declaration of Trust dated December 18, 1995 and the By-Laws of the Registrant provide that no trustee or officer will be indemnified against any liability to which the Registrant would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties. The Financial Agent Agreement (Section 4), Underwriting Agreement (Section 18) and Transfer Agency and Service Agreement (Article 6) each provides that the Trust will indemnify the other party (or parties, as the case may be) to the agreement for certain losses.


  Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "Act"), may be available to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER.
  All of the information required by this item is set forth in the Form ADV, as currently amended, of PIC and Seneca (SEC File Nos. 801-5995 (PIC) and 801-51559 (Seneca)), which is incorporated herein by reference.

ITEM 27. PRINCIPAL UNDERWRITER
  (a) PEPCO also serves as the principal underwriter for the following other investment companies:


    Phoenix-Aberdeen Series Fund, Phoenix-Aberdeen Worldwide Opportunities Fund, Phoenix Duff & Phelps Institutional Mutual Funds, Phoenix-Engemann Funds, Phoenix Equity Series Fund, Phoenix-Euclid Funds, Phoenix-Goodwin California Tax Exempt Bond Fund, Phoenix-Goodwin Multi-Sector Fixed Income Fund, Inc., Phoenix-Goodwin Multi-Sector Short Term Bond Fund, Phoenix Investment Trust 97, Phoenix Multi-Portfolio Fund, Phoenix-Oakhurst Income & Growth Fund, Phoenix-Oakhurst Strategic Allocation Fund, Phoenix Strategic Equity Series Fund, Phoenix Series Fund, Phoenix Zweig Trust; Phoenix Home Life Variable Universal Life Account, Phoenix Home Life Variable Accumulation Account, PHL Variable Accumulation Account, Phoenix Life and Annuity Variable Universal Life Account and PHL Variable Separate Account MVA1.


    (b) Directors and executive officers of PEPCO are as follows:

NAME AND PRINCIPAL                                    POSITIONS AND OFFICES                        POSITIONS AND OFFICES
BUSINESS ADDRESS                                      WITH DISTRIBUTOR                             WITH REGISTRANT
----------------                                      ----------------                             ---------------

Michael E. Haylon                                     Director                                     Executive Vice President
56 Prospect St.
P.O. Box 150480
Hartford, CT 06115-0480


Philip R. McLoughlin                                  Director and Chairman                        Trustee
56 Prospect St.
P.O. Box 150480
Hartford, CT 06115-0480


William R. Moyer                                      Director, Executive Vice                     Executive Vice President
100 Bright Meadow Boulevard                           President,Chief Financial
P.O. Box 2200                                         Officer and Treasurer
Enfield, CT 06083-2200


John F. Sharry                                        President,                                   Executive Vice President
56 Prospect St.                                       Retail Distribution
P.O. Box 150480
Hartford, CT 06115-0480


Barry Mandinach                                       Executive Vice President,                    None
900 Third Avenue                                      Chief Marketing Officer,
New York, NY 10022                                    Retail Division



NAME AND PRINCIPAL                                    POSITIONS AND OFFICES                        POSITIONS AND OFFICES
BUSINESS ADDRESS                                      WITH DISTRIBUTOR                             WITH REGISTRANT
----------------                                      ----------------                             ---------------

Robert Tousingnant                                    Executive Vice President,                    None
100 Bright Meadow Blvd.                               Chief Sales Officers,
P.O. Box 2200                                         Retail Division
Enfield, CT 06083-2200


G. Jeffrey Bohne                                      Vice President, Mutual Fund                  Secretary
101 Munson Street                                     Customer Service
P.O. Box 810
Greenfield, MA 01302-0810


Robert S. Dreissen                                    Vice President, Compliance                   Vice President and
56 Prospect Street                                                                                 Assistant Secretary
P.O. Box 150480
Hartford, CT 06115-0480


Jacqueline M. Porter                                  Assistant Vice President,                    Assistant Treasurer
56 Prospect Street                                    Financial Reporting
P.O. Box 150480
Hartford, CT 06115-0480


  (c) To the best of the Registrant's knowledge, no commissions or other compensation was received by any principal underwriter who is not an affiliated person of the Registrant or an affiliated person of such affiliated person, directly or indirectly, from the Registrant during the Registrant's last fiscal year.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS
  All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules thereunder will be maintained at the offices of (1) the Registrant at 909 Montgomery Street, Suite 500, San Francisco, California 94133, (2) Seneca, at 909 Montgomery Street, San Francisco, California, 94133, (3) State Street Bank and Trust Company, at 1776 Heritage Drive, North Quincy, Massachusetts, 02171-2197, (4) Registrant's Transfer Agent, Phoenix Equity Planning Corporation, at 100 Bright Meadow Blvd., Enfield, Connecticut 06082, and (5) Registrant's Custodian, Investors Fiduciary Trust Company, at 801 Pennsylvania Street, Kansas City, Missouri 64105.

ITEM 29. MANAGEMENT SERVICES
  None.

ITEM 30. UNDERTAKINGS
  Not applicable.

                                   SIGNATURES



  Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of San Francisco, and the State of California on the 27th day of July, 2000.



                                  SENECA FUNDS



ATTEST:/s/  PAMELA S. SINOFSKY          BY:/s/  GAIL P. SENECA
       ----------------------------        ----------------------------
             PAMELA S. SINOFSKY          GAIL P. SENECA
             ASSISTANT SECRETARY         PRESIDENT

  Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed below by the following persons in the capacities indicated on the 27th day of July, 2000.




                     SIGNATURE                                                               TITLE
                     ---------                                                               ------


                                                                                Trustee
       ---------------------------------------
                   Robert Chesek*



                                                                                Trustee
       ---------------------------------------
                 E. Virgil Conway*



                                                                                Trustee
       ---------------------------------------
                William W. Crawford*



               /s/ Nancy G. Curtiss *                                           Treasurer (principal financial
       ---------------------------------------                                  and accounting officer)
                  Nancy G. Curtiss



                                                                                Trustee
       ---------------------------------------
                Harry Dalzell-Payne*



                                                                                Trustee
       ---------------------------------------
               William N. Georgeson*



                                                                                Trustee
       ---------------------------------------
                Francis E. Jeffries*


                                                                                Trustee

       ---------------------------------------
                 Leroy Keith, Jr.*


              /s/ Philip R. McLoughlin                                          Trustee
       ---------------------------------------
                 Philip R. McLoughlin


                                                                                Trustee
       ---------------------------------------
                      Eileen A. Moran*



                                                                                Trustee

              ---------------------------------------
                 Everett L. Morris*




                                                                                Trustee
             ---------------------------------------
                       James M. Oates*


                                                                                Trustee
             ---------------------------------------
                      Richard A. Pavia*


                                                                                Trustee
             ---------------------------------------
                      Herbert Roth, Jr.


                                                                                Trustee
             ---------------------------------------
                     Richard E. Segerson*


                      /s/ Gail P. Seneca                                        President
             ---------------------------------------                            (Chief Executive Officer)
                         Gail P. Seneca


                                                                                Trustee
             ---------------------------------------
                    Lowell P. Weicker, Jr.*





*By /s/ Philip R. McLoughlin
    -----------------------------------------
*Philip R. McLoughlin as Attorney-in-Fact



                                      S-2